    As filed with the Securities and Exchange Commission on December 19, 2003

                                            REGISTRATION NOS. 33-44021; 811-6477
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 23                      /X/
                                     AND/OR
                          REGISTRATION STATEMENT UNDER

                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 23                              /X/
                       [Check appropriate box or boxes.]
                            ------------------------

                             SM&R INVESTMENTS, INC.
               [Exact Name of Registrant as Specified in Charter]

         2450 SOUTH SHORE BOULEVARD, SUITE 400, LEAGUE CITY, TEXAS 77573

              [Address of Principal Executive Offices] [Zip Code]

       Registrant's Telephone Number, Including Area Code (281) 334-2469

         NAME AND ADDRESS OF
          AGENT FOR SERVICE:                          WITH COPY TO:

          TERESA E. AXELSON                          JERRY L. ADAMS
 2450 SOUTH SHORE BOULEVARD, SUITE 400         GREER, HERZ & ADAMS, L.L.P.
       LEAGUE CITY, TEXAS 77573                     ONE MOODY PLAZA
                                                 GALVESTON, TEXAS 77550


It is proposed that this filing will become effective (check appropriate box):
    / /    immediately upon filing pursuant to paragraph (b) of Rule 485
    /X/    on December 31, 2003 pursuant to paragraph (b) of Rule 485
    / /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
    / /    on (date) pursuant to paragraph (a)(1) of Rule 485
    / /    75 days after filing pursuant to paragraph (a)(2) Rule 485
    / /    on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
    / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

 Title of Securities Being Registered: Common Stock, par value $.01 per share.

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

[SM&R LOGO]

SM&R INVESTMENTS, INC.

SM&R EQUITY FUNDS
SM&R FIXED INCOME FUNDS

SM&R EQUITY FUNDS:

CLASS A AND CLASS B
SM&R ALGER TECHNOLOGY FUND
SM&R ALGER AGGRESSIVE GROWTH FUND
SM&R ALGER SMALL-CAP FUND
SM&R ALGER GROWTH FUND
SM&R GROWTH FUND
SM&R EQUITY INCOME FUND
SM&R BALANCED FUND

SM&R FIXED INCOME FUNDS:

CLASS A AND CLASS B
SM&R GOVERNMENT BOND FUND

SM&R TAX FREE FUND


SINGLE CLASS
SM&R PRIMARY FUND

SM&R MONEY MARKET FUND

PROSPECTUS, DECEMBER 31, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                (All classes may not be available in all states)

                               TABLE OF CONTENTS


FUND SUMMARIES                                                              1
SM&R Alger Technology Fund                                                  1
SM&R Alger Aggressive Growth Fund                                           3
SM&R Alger Small-Cap Fund                                                   5
SM&R Alger Growth Fund                                                      7
SM&R Growth Fund                                                            9
SM&R Equity Income Fund                                                    11
SM&R Balanced Fund                                                         13
SM&R Government Bond Fund                                                  15
SM&R Tax Free Fund                                                         16
SM&R Primary Fund                                                          18
SM&R Money Market Fund                                                     19

PERFORMANCE                                                                20
Bar Charts and Performance Tables                                          21

EXPENSES OF THE FUNDS                                                      32
Fees and Expenses of the Funds                                             32
Example of Fund Expenses                                                   35

ADDITIONAL EXPLANATION OF RISK FACTORS                                     36

CHOOSING A SHARE CLASS THAT BEST SUITS YOU                                 39

SALES CHARGE REDUCTION AND WAIVERS                                         40
Class A Sales Charges                                                      40
Investments of $1 Million or More                                          40
Ways to Reduce Your Class A Sales Charge                                   40
Class B Sales Charges                                                      42
Class B Waivers of Contingent Deferred Sales Charges                       42
Distribution and Shareholder Service (12b-1) Fee                           43

THE SM&R FUNDS AND THEIR MANAGEMENT                                        44
Investment Adviser                                                         44
Portfolio Manager                                                          46

FINANCIAL HIGHLIGHTS                                                       48
SM&R Alger Technology Fund                                                 49
SM&R Alger Aggressive Growth Fund                                          50
SM&R Alger Small-Cap Fund                                                  51
SM&R Alger Growth Fund                                                     52
SM&R Growth Fund                                                           53
SM&R Equity Income Fund                                                    54
SM&R Balanced Fund                                                         55
SM&R Government Bond Fund                                                  56
SM&R Tax Free Fund                                                         57
SM&R Primary Fund                                                          58
SM&R Money Market Fund                                                     59

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS                  60

APPENDIX                                                                  A-1


WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU

This prospectus explains the investment objectives, risks and strategies of each of the SM&R funds. Reading the prospectus will help you to decide which SM&R fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

FUND SUMMARY                                          SM&R ALGER TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The SM&R Alger Technology Fund (the "Alger Technology Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Alger Technology Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market, and at least 80% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include for example, companies that develop, produce, or distribute products or services in the computer, semi-conductor, electronic, communications, health care, and biotechnology sectors.

The Alger Technology Fund focuses on technology companies of all sizes that demonstrate promising growth potential. The fund's investment sub-adviser, Fred Alger Management, Inc., attempts to identify companies falling into one of two categories:

     HIGH UNIT VOLUME GROWTH

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increasing demand for an existing line.

     POSITIVE LIFE CYCLE CHANGES

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Alger Technology Fund can leverage, that is, borrow money, up to one third of its total assets to buy additional securities.

PRINCIPAL RISK FACTORS

The Alger Technology Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Alger Technology Fund could underperform other investments. The principal risks of investing in the fund are as follows:
   - The market value of the fund's securities could decline (market risk).
   - The investment decisions of the fund's investment sub-adviser could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

   - To the extent that the fund invests in small and mid-sized companies, the fund will be subject to more abrupt or erratic price movements than if the fund invested only in more established larger companies. Small and mid-sized companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #153
Class B-Fund #253


Inception Date
(Class A & B) - 9/1/00


Investment Adviser:
Securities Management and Research, Inc.

Sub-Adviser:
                           Fred Alger Management, Inc.

Portfolio Manager:
                                  Dan C. Chung

Assistant Portfolio Manager:
                                    Nam Hoang

Fund Portfolio Turnover:

                                     291.66%


NASDAQ Symbols:
   SATCX  Class A
   SBTCX  Class B

Dividend Payment Schedule:
                                    Annually

   - Your investment may not grow as fast as the rate of inflation (inflation risk).
   - Trading in some stocks may be relatively short-term, meaning the fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. Frequent, short-term trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. (short-term trading risks)
   - The cost of borrowing money to leverage may exceed the returns for the securities purchased with borrowed money, or securities purchased may go down in value. Thus, the fund's net asset value can decrease more quickly than if the fund had not borrowed (leverage risk).
   - Since the fund is aggressive in its search for capital appreciation through technology-specific investment, share price may vary significantly with changing market and industry conditions. In addition, the fund may be more volatile than a fund that diversifies across many industry sectors and companies. Furthermore, the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have long-term investment goals (ten years or more)
   - have an aggressive investment style and are willing to accept higher risk
   - can tolerate wide swings in the value of your investment
   - want an aggressive, long-term approach to capital growth through stocks of growing companies
   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing with a shorter term horizon (less than ten years)
   - are uncomfortable with an investment that may go down in value
   - are investing in the SM&R Alger Technology Fund as your complete portfolio

FUND SUMMARY                                   SM&R ALGER AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

The SM&R Alger Aggressive Growth Fund (the "Alger Aggressive Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Alger Aggressive Growth Fund normally invests at least 85% of its total assets in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the over-the-counter market. The Alger Aggressive Growth Fund focuses on the equity securities of companies of any size that demonstrate promising growth potential. The fund's investment sub-adviser, Fred Alger Management, Inc., believes that these growth companies tend to fall into one of two categories:

     HIGH UNIT VOLUME GROWTH

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increasing demand for an existing line.

     POSITIVE LIFE CYCLE CHANGES

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Alger Aggressive Growth Fund can leverage, that is, borrow money, up to one third of its total assets to buy additional securities.

PRINCIPAL RISK FACTORS

The Alger Aggressive Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Alger Aggressive Growth Fund could underperform other investments. The principal risks of investing in the Alger Aggressive Growth Fund are as follows:
   - The market value of the fund's securities could decline (market risk).
   - The investment decisions of the fund's investment sub-adviser could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
   - Your investment may not grow as fast as the rate of inflation (inflation risk).
   - Trading in some stocks may be relatively short-term, meaning the fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. Frequent, short-term trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. (short-term trading risks)

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #152
Class B-Fund #252


Inception Date
(Class A & B) - 9/1/00


Investment Adviser:
Securities Management and Research, Inc.

Sub-Adviser:
                                   Fred Alger
                                Management, Inc.

Portfolio Manager:
                                   David Hyun

Fund Portfolio Turnover:

                                     179.56%


NASDAQ Symbols:
                                  SRAAX Class A
                                  SRABX Class B

Dividend Payment Schedule:
                                    Annually

   - The cost of borrowing money to leverage may exceed the returns for the securities purchased with borrowed money, or securities purchased may go down in value. Thus, the fund's net asset value can decrease more quickly than if the fund had not borrowed (leverage risk).
   - To the extent that the fund invests in small and mid-sized companies, the fund will be subject to more abrupt or erratic price movements than if the fund invested only in more established larger companies. Small and mid-sized companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have long-term investment goals (ten years or more)
   - have an aggressive investment style and are willing to accept higher risk
   - can tolerate wide swings in the value of your investment
   - want an aggressive, long-term approach to capital growth though stocks of growing companies
   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing with a shorter term horizon (less than ten years)
   - are uncomfortable with an investment that may go down in value
   - are investing in the Alger Aggressive Growth Fund as your complete portfolio

FUND SUMMARY                                           SM&R ALGER SMALL-CAP FUND

INVESTMENT OBJECTIVE

The SM&R Alger Small-Cap Fund (the "Alger Small-Cap Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Alger Small-Cap Fund normally invests at least 80% of its total assets in the equity securities, such as common or preferred stocks, of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell(R) 2000 Growth Index ($57.2 million to $1.819 billion, as of 9/30/03) or the S&P SmallCap(R) 600 Index ($51.9 million to $3.375 billion, as of 9/30/03), both of which are indexes of common stocks designed to track performance of small capitalization companies. The ranges of these indexes are adjusted quarterly, based on changes in the market capitalization of the companies comprising the indexes.


The Alger Small-Cap Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The fund's investment sub-adviser, Fred Alger Management, Inc., believes that these growth companies tend to fall into one of two categories:

     HIGH UNIT VOLUME GROWTH

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increasing demand for an existing line.

     POSITIVE LIFE CYCLE CHANGES

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

PRINCIPAL RISK FACTORS

The Alger Small-Cap Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Alger Small-Cap Fund could underperform other investments. The principal risks of investing in the Alger Small-Cap Fund are as follows:
   - The market value of the fund's securities could decline (market risk).
   - The investment decisions of the fund's investment sub-adviser could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
   - Your investment may not grow as fast as the rate of inflation (inflation risk).
   - Trading in some stocks may be relatively short-term, meaning the fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. Frequent, short-term trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #151
Class B-Fund #251


Inception Date
(Class A & B) - 9/1/00


Investment Adviser:
Securities Management and Research, Inc.

Sub-Adviser:
                                   Fred Alger
                                Management, Inc.

Portfolio Manager:
                                 Jill Greenwald

Fund Portfolio Turnover:

                                     131.48%


NASDAQ Symbols:
                                  SMSAX Class A
                                  SMSBX Class B

Dividend Payment Schedule:
                                    Annually
     dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. (short-term trading risks)
   - In addition, investing in small companies generally involves more risks than investing in more established larger companies (small-cap risk). Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have long-term investment goals (ten years or more)
   - have an aggressive investment style and are willing to accept higher risk
   - can tolerate significant price fluctuations inherent in small company stock investing
   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing with a shorter term horizon (less than ten years)
   - are uncomfortable with an investment that may go down in value
   - are investing in the Alger Small-Cap Fund as your complete portfolio

FUND SUMMARY                                              SM&R ALGER GROWTH FUND

INVESTMENT OBJECTIVE

The SM&R Alger Growth Fund (the "Alger Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Alger Growth Fund normally invests at least 65% of its total assets in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the over-the-counter market. The Alger Growth Fund focuses on the stock of growing companies that generally have broad product lines, markets, financial resources and depth of management. The fund considers a large company to have a market capitalization of $10 billion or greater. The fund's investment sub-adviser, Fred Alger Management, Inc., believes that these growth companies tend to fall into one of two categories:

     HIGH UNIT VOLUME GROWTH

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established firms and emerging firms that have achieved large market capitalizations early in their life cycles, offering new or improved products, or firms simply fulfilling an increasing demand for an existing line.

     POSITIVE LIFE CYCLE CHANGES

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

PRINCIPAL RISK FACTORS

The Alger Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. In addition, the Alger Growth Fund could underperform other investments. The principal risk factors of investing in the Alger Growth Fund are as follows:
   - The market value of the fund's securities could decline (market risk).
   - The investment decisions of the fund's investment sub-adviser could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
   - Your investment may not grow as fast as the rate of inflation (inflation risk).
   - Trading in some stocks may be relatively short-term, meaning the fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. Frequent, short-term trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. (short-term trading risks)

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #150
Class B-Fund #250


Inception Date
(Class A & B) - 9/1/00


Investment Adviser:
Securities Management and Research, Inc.

Sub-Adviser:
                                   Fred Alger
                                Management, Inc.

Portfolio Manager:
                                  Dan C. Chung

Co-Portfolio Manager:
                                   David Hyun

Fund Portfolio Turnover:

                                     222.55%


NASDAQ Symbols:
                                  SMAGX Class A

                                  SMBGX Class B


Dividend Payment Schedule:
                                    Annually

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have long-term investment goals (ten years or more)
   - are willing to accept higher short-term risk
   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing with a shorter term horizon (less than ten years)
   - are uncomfortable with an investment that may go down in value
   - are investing in the Alger Growth Fund as your complete portfolio

FUND SUMMARY                                                    SM&R GROWTH FUND

INVESTMENT OBJECTIVE

The SM&R Growth Fund (the "Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 80% of its total assets in common stock. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment adviser:
   - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time
   - places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.


The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "sector overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and industrials.


On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, basic materials), referred to as "sector underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:
   - The market value of the fund's securities could decline (market risk).
   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #121
Class B-Fund #221


Inception Date
(Class A & B) - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                Andrew R. Duncan

Assistant Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:

                                     22.97%


NASDAQ Symbols:
                                  SMWAX Class A
                                  SMWBX Class B

Dividend Payment Schedule:
                                  Semi-Annually

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have long-term investment goals (ten years or more)
   - are willing to accept higher short-term risk
   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate:
   - if you are investing with a shorter time horizon (less than ten years)
   - if you are uncomfortable with an investment that will go up and down in value as your complete portfolio

FUND SUMMARY                                             SM&R EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The SM&R Equity Income Fund (the "Equity Income Fund") seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, normally invests at least 75% of the Equity Income Fund's assets in common stocks (primarily income producing). This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures,notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology), referred to as "underweighting." As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #122
Class B-Fund #222


Inception Date
(Class A & B) - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                Andrew R. Duncan

Assistant Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:

                                      7.57%


NASDAQ Symbols:
                                  SQUAX Class A
                                  SQUBX Class B

Dividend Payment Schedule:
                                    Quarterly

PRINCIPAL RISK FACTORS


The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:

   - The market value of the fund's securities could decline (market risk).
   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
   - Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).
   - Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - have medium-term investment goals (five years or more)
   - are comfortable with moderate to aggressive risk
   - are looking for a fund with both growth and income components
   - are seeking to participate in the equity market
   - are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing with a shorter-time horizon (less than five years)
   - are investing for maximum return
   - require a high degree of stability of your principal

FUND SUMMARY                                                  SM&R BALANCED FUND

INVESTMENT OBJECTIVE

The SM&R Balanced Fund (the "Balanced Fund") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment adviser, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The proportion invested in stocks, bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.


SM&R will generally select stocks based on certain growth and value considerations. A growth stock would include the stock of a company whose underlying earnings growth rate is greater than the market. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.


The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements.

The Balanced Fund will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #123
Class B-Fund #223


Inception Date
(Class A & B) - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                Andrew R. Duncan

Assistant Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:

                                     23.83%


NASDAQ Symbols:
                                  SMRAX Class A
                                  SMRBX Class B

Dividend Payment Schedule:
                                    Quarterly

PRINCIPAL RISK FACTORS


The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Balanced Fund are as follows:

   - The market value of the fund's securities could decline (market risk).
   - SM&R's investment decisions (such as determining the ratio of stock to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).
   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
   - Interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
   - Issuers of debt obligations could default or be unable to pay amounts due (credit risk).
   - The fund could be unable to find a buyer for its securities (liquidity risk).
   - The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
   - Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

   - are seeking current income, but also want to participate in equity investments

   - are looking for a more conservative alternative to a growth-oriented portfolio
   - want a well-diversified and relatively stable investment allocation
   - need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
   - are investing for a maximum return over a long time horizon
   - require a high degree of stability of your principal

FUND SUMMARY                                           SM&R GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The SM&R Government Bond Fund (the "Government Bond Fund") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks.

PRINCIPAL INVESTMENT STRATEGIES

The Government Bond Fund normally invests at least 80% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes (issued by the Government National Mortgage Association), Freddie Macs (issued by the Federal Home Loan Mortgage Corporation), and Fannie Maes (issued by the Federal National Mortgage Association). This fund may also invest assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Government Bond Fund generally invests primarily in medium and long term securities. The weighted average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Ginnie Maes); others, by the agency or instrumentality with limited rights to borrow from the U.S. Treasury (such as Fannie Maes); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:
   - interest rates rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).
   - the worldwide demand for U.S. government securities falls.
   - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages.
   - interest rates rise enough to cause fewer people than expected to repay their mortgages early if any bonds the fund owns are downgraded in credit rating or into default.
   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - are seeking income to meet current needs
   - are willing to accept moderate risk of volatility
   - are retired or nearing retirement

This fund may NOT be appropriate if you:
   - are investing for maximum return over a long time horizon
   - require absolute stability of your principal

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #126
Class B-Fund #226


Inception Date
(Class A & B) - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                 Anne M. LeMire

Asst. Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:

                                     99.26%


NASDAQ Symbols:
                                  SGBAX Class A
                                  SGBBX Class B

Dividend Payment Schedule:
                           Monthly

FUND SUMMARY                                                  SM&R TAX FREE FUND

INVESTMENT OBJECTIVE

The SM&R Tax Free Fund (the "Tax Free Fund") seeks to provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income taxes. Municipal securities are obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poor's and Fitch.

The weighted average portfolio maturity of the Tax Free Fund generally is expected to be in the six to fifteen year range (some securities have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.


Under normal market conditions up to 20% of the Tax Free Fund's net assets (and as a temporary defensive measure during abnormal market conditions up to 50% of its net assets) may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; (2) corporate debt obligations which at the date of the investment are rated A or higher by Moody's, S&P, or Fitch;
(3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or S&P, or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and (5) repurchase agreements secured by U.S. Government securities, provided that no more than 15% of the Tax Free Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days. When temporary defensive measures are employed, the Tax Free Fund may not achieve its investment objective.


PRINCIPAL RISK FACTORS

You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
   - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase (interest rate risk).
   - if any bonds the fund owns are downgraded in credit rating or go into default these bonds may become harder to value or to sell at a fair price (credit risk).
   - if any of the bonds are Baa or BBB rated securities they may be less liquid and involve somewhat greater risk (liquidity risk).

ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class A-Fund #128
Class B-Fund #228


Inception Date:
(Class A & B) - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                 Anne M. LeMire

Asst. Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:

                                     18.23%


NASDAQ Symbols:
                                  SMXAX Class A
                                  SMXBX Class B

Dividend Payment Schedule:
                                     Monthly

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
   - are in a high tax bracket
   - are seeking income to meet current needs
   - are willing to accept moderate risk of volatility

This fund may NOT be appropriate if you:
   - are investing for maximum return
   - require absolute stability of your principal
   - prefer capital gains over ordinary income

   - are in a lower tax bracket

FUND SUMMARY                                                   SM&R PRIMARY FUND

INVESTMENT OBJECTIVE

The SM&R Primary Fund (the "Primary Fund") seeks maximum current income consistent with capital preservation and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Primary Fund invests primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. This fund will only invest in commercial paper rated in one of the two highest rating categories by one or more of the nationally recognized statistical rating organizations.

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions.

The Primary Fund may also invest in:
   - U.S. Government obligations;
   - corporate debt obligations maturing in five years or less and rated "A" or higher;
   - certificates of deposit generally maturing in 3 years or less; and
   - repurchase agreements.


The weighted average portfolio maturity generally is expected to be in a range of two to five years (some securities may have shorter or longer maturities). The average portfolio maturity will likely be shorter when management anticipates that interest rates will increase and longer when interest rate are expected to decrease.


PRINCIPAL RISK FACTORS

You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:
   - interest rates rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).
   - if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - are seeking income to meet current needs
   - are willing to accept moderate risk of volatility
   - are more concerned with safety of principal than with investment returns
   - are retired or nearing retirement

This fund may NOT be appropriate if you:
   - are investing for maximum return
   - require absolute stability of your principal
   - are investing for goals that are many years in the future
   - prefer capital gains over ordinary income

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Single Class:
Fund #627


Inception Date - 3/16/92


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                 Anne M. LeMire

Asst. Portfolio Manager:
                                 Gordon D. Dixon

Fund Portfolio Turnover:
                                       0%

NASDAQ Symbol:
                                      SMRPX

Dividend Payment Schedule:
                           Monthly

FUND SUMMARY                                              SM&R MONEY MARKET FUND

INVESTMENT OBJECTIVE

The SM&R Money Market Fund (the "Money Market Fund")seeks the highest current income consistent with the stability of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including the following types of debt obligations: (1) U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities; (2) certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return; (3) banker's acceptances, which are short-term instruments issued by banks, generally for the purpose of financing imports or exports; (4) commercial paper, which is short-term unsecured promissory notes issued by corporations to finance short-term credit needs; (5) collateralized mortgage obligations, which are debt obligations collateralized by a portfolio of mortgages, mortgage-backed securities, or U.S. Government securities; and (6) corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and that are rated in the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations.


PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Fund if any of the following occurs:
   - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.
   - if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. You should keep in mind that an investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
   - require stability of principal
   - are seeking a mutual fund for the cash portion of an asset allocation program
   - need to "park" your money temporarily
   - are more concerned with safety of principal than with investment returns
   - are investing emergency reserves

This fund may NOT be appropriate if you:
   - want federal deposit insurance
   - are seeking an investment that is likely to outpace inflation
   - are investing for retirement or other goals that are many years in the future
   - are investing for growth or maximum current income

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL


Single Class:
Fund #620

Inception Date - 1/1/99


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
                                 Anne M. LeMire

Asst. Portfolio Manager:
                                 Gordon D. Dixon


NASDAQ Symbol:
                                      SRMXX


Dividend Payment Schedule:
                                     Monthly

                                   PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns for such funds by:
   - showing performance from year to year, and
   - showing how average annual returns compare to those of a broad measure of market performance.

   - showing how average annual returns compare to the returns of indexes of funds with similar investment objectives.


These bar charts include the effects of fund expenses, but not sales charges and account fees. The returns shown would be lower if such sales charges were included.

SPECIAL MATTER AFFECTING THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND

Such funds, which commenced operations on December 31, 2000, are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). Accordingly, performance information for periods prior to December 31, 2000 is given for such Predecessor Funds.

PRIOR PERFORMANCE

The performance information shown for the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund starts on January 1, 1999, the inception date of multiple classes for such funds. If you are interested in performance information for such funds prior to such dates see Appendix A to the Fund's Statement of Additional Information, which as indicated below, is available free, upon request. In reviewing such Appendix A, which contains performance information for the Funds' Class T (not available in this prospectus), keep in mind that Class T is not subject to 12b-1 expenses. Accordingly, the performance of Class T will be greater than Class A and Class B which are subject to 12b-1 expenses.

                    PAST PERFORMANCE (BEFORE AND AFTER TAXES)
                               IS NOT NECESSARILY
                         AN INDICATION OF HOW THE FUNDS
                           WILL PERFORM IN THE FUTURE.

ALGER TECHNOLOGY FUND


The Alger Technology Fund commenced operations on September 1, 2000. Accordingly, the following bar chart shows the annual total return (%) for Class A for the past calendar years.


[CHART]

TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/01-12/31/02


2001    (35.33%)
2002    (50.15%)


The Alger Technology Fund's fiscal year ends on August 31st. The Alger Technology Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 50.90%.


CLASS A

                            QUARTER ENDED      TOTAL RETURN
Best Quarter:               Dec. 31, 2001         32.94%
Worst Quarter:              Dec. 31, 2000        (46.04)%

The next table lists the Alger Technology Fund's average annual total returns by class over the past year and since inception of class (9/1/00), and the returns of the S&P 500(R) Index and Lipper Science and Technology Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Alger Technology Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Science and Technology Fund Index tracks the performance of the 30 largest science and technology mutual funds, as categorized by Lipper, Inc.


[CHART]

AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                              SINCE
                                               PAST        INCEPTION OF
                                             ONE YEAR     CLASS (9/1/00)
Class A
Return Before Taxes                           (52.69)%       (54.63)%
Return After Taxes on Distributions           (52.69)%       (54.63)%
Return After Taxes on Distributions and
Sale of Fund Shares                           (32.35)%       (38.12)%

Class B
Return Before Taxes                           (51.83)%       (53.75)%

S&P 500(R)
(reflects no deduction for fees, expenses,
or taxes)                                     (22.10)%       (19.73)%
Lipper Science and Technology Fund Index
(reflects no deduction for fees, expenses,
or taxes)                                     (41.38)%       (44.82)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

ALGER AGGRESSIVE GROWTH FUND


The Alger Aggressive Growth Fund commenced operations on September 1, 2000. Accordingly, the following bar chart shows the annual total return (%) for Class A for the past calendar years.


[CHART]

TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/01-12/31/02


2001    (15.90%)
2002    (34.49%)


The Alger Aggressive Growth Fund's fiscal year ends on August 31st. The Alger Aggressive Growth Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 22.28%.


CLASS A


                            QUARTER ENDED      TOTAL RETURN
Best Quarter:               June 30, 2003         16.71%
Worst Quarter:              Dec. 31, 2000        (25.47)%


The next table lists the Alger Aggressive Growth Fund's average annual total returns by class over the past year and since inception of class (9/1/00), and the returns of the S&P 500(R) Index and Lipper Multi Cap Growth Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Alger Aggressive Growth Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Multi-Cap Growth Index tracks the performance of the 30 largest multi-cap growth mutual funds, as categorized by Lipper, Inc. Funds in this category, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                              SINCE
                                               PAST        INCEPTION OF
                                             ONE YEAR     CLASS (9/1/00)
Class A
Return Before Taxes                           (37.80)%       (34.35)%
Return After Taxes on Distributions           (37.80)%       (34.35)%
Return After Taxes on Distributions and
Sale of Fund Shares                           (23.21)%       (25.73)%

Class B
Return Before Taxes                           (38.45)%       (34.19)%

S&P 500(R)
(reflects no deduction for fees, expenses,
or taxes)                                     (22.10)%       (19.73)%
Lipper Multi-Cap Growth Index
(reflects no deduction for fees, expenses,
or taxes)                                     (42.20)%       (35.61)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

ALGER SMALL-CAP FUND


The Alger Small-Cap Fund commenced operations on September 1, 2000. Accordingly, the following bar chart shows the annual total return (%) for Class A for the past calendar years.


[CHART]

TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/01-12/31/02


2001    (29.95%)
2002    (27.41%)


The Alger Small-Cap Fund's fiscal year ends on August 31st. The Alger Small-Cap Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 26.84%.


CLASS A

                            QUARTER ENDED      TOTAL RETURN
Best Quarter:               Dec. 31, 2001         19.34%
Worst Quarter:              Mar. 31, 2001        (26.33)%

The next table lists the Alger Small-Cap Fund's average annual total returns by class over the past year and since inception of class (9/1/00), and the returns of the S&P 500(R) Index and Lipper Small-Cap Growth Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Alger Small-Cap Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Small-Cap Growth Index tracks the performance of the 30 largest small-cap growth mutual funds, as categorized by Lipper, Inc.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                              SINCE
                                               PAST        INCEPTION OF
                                             ONE YEAR     CLASS (9/1/00)
Class A
Return Before Taxes                           (31.10)%       (32.53)%
Return After Taxes on Distributions           (31.10)%       (32.53)%
Return After Taxes on Distributions and
Sale of Fund Shares                           (19.09)%       (24.48)%

Class B
Return Before Taxes                           (31.72)%       (31.71)%

S&P 500(R)
(reflects no deduction for fees, expenses,
or taxes)                                     (22.10)%       (19.73)%
Lipper Small-Cap Growth Index
(reflects no deduction for fees, expenses,
or taxes)                                     (27.81)%       (24.09)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

ALGER GROWTH FUND


The Alger Growth Fund commenced operations on September 1, 2000. Accordingly, the following bar chart shows the annual total return (%) for Class A for the past calendar years.


[CHART]

TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/01-12/31/02


2001    (15.69%)
2002    (33.64%)


The Alger Growth Fund's fiscal year ends on August 31st. The Alger Growth Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 19.63%.


CLASS A


                            QUARTER ENDED      TOTAL RETURN
Best Quarter:               June 30, 2003         16.98%
Worst Quarter:             Sept. 30, 2002        (19.77)%


The next table lists the Alger Growth Fund's average annual total returns by class over the past year and since inception of class (9/1/00), and the returns of the S&P 500(R) Index and Lipper Large-Cap Growth Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Alger Growth Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Large-Cap Growth Index tracks the performance of the 30 largest large-cap growth mutual funds, as categorized by Lipper, Inc. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                              SINCE
                                               PAST        INCEPTION OF
                                             ONE YEAR     CLASS (9/1/00)
Class A
Return Before Taxes                           (36.97)%       (32.05)%
Return After Taxes on Distributions           (36.97)%       (32.05)%
Return After Taxes on Distributions and
Sale of Fund Shares                           (22.70)%       (24.15)%

Class B
Return Before Taxes                           (37.59)%       (31.98)%

S&P 500(R)
(reflects no deduction for fees, expenses,
or taxes)                                     (22.10)%       (19.73)%
Lipper Large-Cap Growth Index
(reflects no deduction for fees, expenses,
or taxes)                                     (28.11)%       (29.29)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

GROWTH FUND


As indicated on page 20, the Growth Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Growth Fund, Inc., the Growth Fund's Predecessor Fund, for the periods prior to such date.


[CHART]

TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/99-12/31/02


1999    23.45%
2000    (8.76%)
2001   (26.10%)
2002    25.90%


The Growth Fund's fiscal year ends on August 31st. The Growth Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 13.06%.


CLASS A

                            QUARTER ENDED      TOTAL RETURN
Best Quarter:               Dec. 31, 1999         18.25%
Worst Quarter:             Sept. 30, 2001        (19.53)%

The next table lists the Growth Fund's average annual total returns by class over the past year and since inception of class (1/1/99), and the returns of the S&P 500(R) Index and Lipper Large-Cap Core Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Growth Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Index.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                              SINCE
                                               PAST        INCEPTION OF
                                             ONE YEAR     CLASS (1/1/99)
Class A
Return Before Taxes                           (29.68)%       (12.51)%
Return After Taxes on Distributions           (29.75)%       (13.30)%
Return After Taxes on Distributions and
Sale of Fund Shares                           (18.26)%        (9.38)%

Class B
Return Before Taxes                           (29.74)%       (12.21)%

S&P 500(R)
(reflects no deduction for fees, expenses,
or taxes)                                     (22.10)%        (6.78)%
Lipper Large-Cap Core Index
(reflects no deduction for fees, expenses,
or taxes)                                     (21.23)%        (6.66)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.


Prior to the Growth Fund's succession to the business of SM&R Growth Fund, Inc., SM&R Growth Fund, Inc.'s shareholders approved a new investment advisory agreement eliminating a performance fee adjustment component by which the advisory fee varied with fund performance. Accordingly, keep in mind when reviewing the performance information for the Growth Fund for years 1999 and 2000 that such performance would have been less if the performance fee adjustment had not been in effect.

EQUITY INCOME FUND


As indicated on page 20, the Equity Income Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Equity Income Fund, Inc., the Equity Income Fund's Predecessor Fund, for the periods prior to such date.


TOTAL RETURN FOR CLASS A SHARES (%)


For Periods 1/1/99-12/31/02


[CHART]

1999      -3.01%
2000       8.61%
2001     -12.88%
2002     -16.22%


The Equity Income Fund's fiscal year ends on August 31st. The Equity Income Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 12.11%.


CLASS A


                           QUARTER ENDED      TOTAL RETURN
Best Quarter:               June 30, 2003         12.80%
Worst Quarter:             Sept. 30, 2002        (15.47)%


The next table lists the Equity Income Fund's average annual total returns by class over the past year and since inception of class (1/1/99), and the returns of the S&P 500(R) Index and the Lipper Equity Income Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Equity Income Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.

The Lipper Equity Income Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                                                 SINCE
                                                                PAST          INCEPTION OF
                                                              ONE YEAR       CLASS (1/1/99)
Class A
Return Before Taxes                                            (20.41)%          (7.55)%
Return After Taxes on Distributions                            (20.75)%          (8.65)%
Return After Taxes on Distributions and
Sale of Fund Shares                                            (12.74)%          (6.00)%

Class B
Return Before Taxes                                            (20.81)%          (7.68)%

S&P 500(R)
(reflects no deduction for fees, expenses,
  or taxes)                                                    (22.10)%          (6.78)%
Lipper Equity Income Index
(reflects no deduction for fees, expenses,
  or taxes)                                                    (16.43)%          (2.95)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

BALANCED FUND


As indicated on page 20, the Balanced Fund commenced operations on December 31, 2000. Accordingly, the following bar chart shows the annual total returns (%) for SM&R Balanced Fund, Inc., the Balanced Fund's Predecessor Fund, for the periods prior to such date.


TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/99-12/31/02


[CHART]

1999      10.13%
2000       3.35%
2001      -7.51%
2002       8.91%


The Balanced Fund's fiscal year ends on August 31st. The Balanced Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 11.38%.


CLASS A


                            QUARTER ENDED        TOTAL RETURN
Best Quarter:               June 30, 2003            10.18%
Worst Quarter:             Sept. 30, 2002            (7.62)%


The next table lists the Balanced Fund's average annual total returns by class over the past year and since inception of class (1/1/99), and the returns of the S&P 500(R) Index and the Lipper Balanced Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Balanced Fund.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation.


The Lipper Balanced Fund Index tracks the performance of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                                                 SINCE
                                                                PAST          INCEPTION OF
                                                              ONE YEAR       CLASS (1/1/99)
Class A
Return Before Taxes                                            (13.47)%          (2.30)%
Return After Taxes on Distributions                            (14.31)%          (4.01)%
Return After Taxes on Distributions and Sale of Fund Shares    (12.74)%          (2.51)%

Class B
Return Before Taxes                                            (14.09)%          (1.63)%

S&P 500(R)
(reflects no deduction for fees, expenses, or taxes)           (22.10)%          (6.78)%
Lipper Balanced Fund Index
(reflects no deduction for fees, expenses, or taxes)           (10.69)%          (0.91)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

GOVERNMENT BOND FUND


The following bar chart for Class A (inception of class 1/1/99) shows the annual total returns (%) for such class of the Government Bond Fund for the last four calendar years.


TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/99-12/31/02


[CHART]

1999      -0.34%
2000       9.08%
2001       6.93%
2002       7.74%


The Government Bond Fund's fiscal year ends on August 31st. The Government Bond Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 2.29%.


CLASS A

                            QUARTER ENDED     TOTAL RETURN
Best Quarter:              Sept. 30, 2001          4.02%
Worst Quarter:              June 30, 1999         (0.90)%


The next table lists the Government Bond Fund's average annual total returns by class over the past year and since inception (1/1/99), and the returns of the Lipper General U.S. Government Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Government Bond Portfolio.


The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and Agency issues.

AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                                                 SINCE
                                                                PAST          INCEPTION OF
                                                              ONE YEAR       CLASS (1/1/99)
Class A
Return Before Taxes                                              2.64%            4.51%
Return After Taxes on Distributions                              0.87%            2.54%
Return After Taxes on Distributions and Sale of Fund Shares      0.53%            2.61%

Class B
Return Before Taxes                                              3.96%            5.35%

Lipper General U.S. Government Fund Index
(reflects no deduction for fees, expenses, or taxes)             9.97%            6.32%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

TAX FREE FUND


The following bar chart for Class A (inception of class 1/1/99) shows the annual total returns (%) for such class of the Tax Free Fund for the last four calendar years.


TOTAL RETURN FOR CLASS A SHARES (%)

For Periods 1/1/99-12/31/02


[CHART]

1999      -3.50%
2000      11.20%
2001       4.38%
2002       7.93%


The Tax Free Fund's fiscal year ends on August 31st. The Tax Free Fund's unannualized return (Class A) for the period from January 1, 2003 through September 30, 2003 is 2.92%.


CLASS A

                            QUARTER ENDED     TOTAL RETURN
Best Quarter:               Dec. 31, 2000          4.64%
Worst Quarter:              June 30, 1999         (2.16)%


The next table lists the Tax Free Fund's average annual total return by class over the past year and since inception (1/1/99), and the returns of the Lipper General Municipal Debt Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the fund.


The Lipper General Municipal Debt Index is an index comprised of 30 component funds (component funds are derived based on the year-end total net assets, with the largest funds making up the index) that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.

AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                                                 SINCE
                                                                PAST          INCEPTION OF
                                                              ONE YEAR       CLASS (1/1/99)
Class A
Return Before Taxes                                              2.78%            3.64%
Return After Taxes on Distributions                              2.78%            3.61%
Return After Taxes on Distributions and Sale of Fund Shares      2.78%            3.61%

Class B
Return Before Taxes                                              4.18%            4.37%
Lipper General Municipal Debt Index
(reflects no deduction for fees, expenses, or taxes)             8.63%            4.79%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA. After-tax returns are shown for Class A only, and after-tax returns for Class B will vary.


THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

PRIMARY FUND

The following bar chart shows the annual total returns (%) for the Primary Fund for each calendar year since inception (3/16/92).

[CHART]

1993       2.48%
1994       3.58%
1995       5.26%
1996       4.92%
1997       5.08%
1998       5.13%
1999       3.77%
2000       5.04%
2001       5.12%
2002       1.92%


The Primary Fund's fiscal year ends on August 31st. The Primary Fund's unannualized return for the period from January 1, 2003 through September 30, 2003 is 0.87%.



                           QUARTER ENDED       TOTAL RETURN
Best Quarter:              March 31, 2001          2.33%
Worst Quarter:             Sept. 30, 2003         (0.76)%



The next table lists the Primary Fund's average annual total return for the past one and five years and since inception, and the returns of the Lipper Short Investment Grade Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Primary Fund.


The Lipper Short Investment Grade Fund Index is an equally weighted index of the 30 largest funds within the short investment grade funds investment objective as defined by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN

(for the period ending 12/31/02)



                                                                 PAST    PAST       PAST
                                                                1 YEAR  5 YEARS   10 YEARS
Primary Fund
Return Before Taxes                                              1.92%     4.19%    4.22%
Return After Taxes on Distributions                              1.18%     2.43%    2.50%
Return After Taxes on Distributions and Sale of Fund Shares      1.18%     2.47%    2.52%
Lipper Short Investment Grade Fund Index
 (reflects no deduction for fees, expenses, or taxes)            4.35%     5.58%    5.68%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

MONEY MARKET FUND


The following bar chart for the Money Market Fund (inception date 1/1/99) shows the annual total returns (%) since inception.


[CHART]

1999       4.61%
2000       5.94%
2001       3.52%
2002       1.22%


The Money Market Fund's fiscal year ends on August 31st. The Money Market Fund's unannualized return for the period from January 1, 2003 through September 30, 2003 is 0.49%.



                            QUARTER ENDED      TOTAL RETURN
Best Quarter:              Sept. 30, 2000          1.52%
Worst Quarter:             Sept. 30, 2003          0.13%



The next table lists the Money Market Fund's and Lipper Money Market Fund Index average annual total return by class for the past year. This table is intended to provide you with some indication of the risks of investing in the Money Market Fund. To obtain the Money Market Fund's current 7-day yield, call toll-free 1-800-231-4639. At the bottom of the table you can compare this performance of the Money Market Fund with the Lipper Money Market Fund Index.

The Lipper Money Market Fund Index is an index comprised of 30 component funds (component funds are derived based on the year-end total net assets, with the largest funds making up the index) that invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ending 12/31/02)



                                                                 PAST            SINCE
                                                               ONE YEAR        INCEPTION
Money Market Fund                                                1.22%            3.81%
Lipper Money Market Fund Index                                   1.32%            3.94%

                              EXPENSES OF THE FUNDS

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                                  MAXIMUM
                                                                MAXIMUM           DEFERRED                            MAXIMUM
                                                             SALES CHARGE       SALES CHARGE                       ACCOUNT FEES
                                                              IMPOSED ON      (AS A PERCENTAGE        WIRE        (CUSTODIAN FEE
                                                               PURCHASES      OF THE LESSER OF     REDEMPTION      APPLICABLE TO
                                                           (AS A PERCENTAGE  THE OFFERING PRICE       FEES         TAX DEFERRED
                                                              OF OFFERING       OR REDEMPTION    ON REDEMPTIONS      ACCOUNTS
                                                                PRICE)             VALUE)       LESS THAN $10,000      ONLY)
SM&R EQUITY FUNDS:
  Alger Technology Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Alger Aggressive Growth Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Alger Small-Cap Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Alger Growth Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Growth Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Equity Income Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
  Balanced Fund
   Class A                                                     5.00%(1)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             5.00%(5)           $  10.00        $ 10.00
SM&R FIXED INCOME FUNDS:
  Government Bond Fund
   Class A                                                     4.75%(2)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             3.00%(4)           $  10.00        $ 10.00
  Tax Free Fund
   Class A                                                     4.75%(2)             (3)              $  10.00        $ 10.00
   Class B                                                       NONE             3.00%(4)           $  10.00        $ 10.00
  Primary Fund                                                   NONE               NONE             $  10.00        $ 10.00
  Money Market Fund                                              NONE               NONE             $  10.00        $ 10.00

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)(6)


                                                                                                                TOTAL ANNUAL
                                                                              DISTRIBUTION AND/OR                   FUND
                                                                  MANAGEMENT    SERVICE (12b-1)       OTHER       OPERATING
                                                                     FEES            FEES          EXPENSES(7)   EXPENSES(8)
SM&R EQUITY FUNDS:
  Alger Technology Fund
   Class A                                                           1.35%           0.35%            9.76%         11.46%
   Class B                                                           1.35%           1.00%           11.81%         14.16%
  Alger Aggressive Growth Fund
   Class A                                                           1.05%           0.35%            4.12%          5.52%
   Class B                                                           1.05%           1.00%            5.31%          7.36%
  Alger Small-Cap Fund
   Class A                                                           1.00%           0.35%            5.54%          6.89%
   Class B                                                           1.00%           1.00%            7.05%          9.05%
  Alger Growth Fund
   Class A                                                           0.85%           0.35%            3.56%          4.76%
   Class B                                                           0.85%           1.00%            3.68%          5.53%
  Growth Fund
   Class A                                                           0.75%           0.25%            0.60%          1.60%
   Class B                                                           0.75%           0.75%            0.74%          2.24%
  Equity Income Fund
   Class A                                                           0.75%           0.25%            0.50%          1.50%
   Class B                                                           0.75%           0.75%            0.49%          1.99%
  Balanced Fund
   Class A                                                           0.75%           0.25%            0.69%          1.69%
   Class B                                                           0.75%           0.75%            0.68%          2.18%
SM&R FIXED INCOME FUNDS:
  Government Bond Fund
   Class A                                                           0.50%           0.25%            1.00%          1.75%
   Class B                                                           0.50%           0.75%            0.70%          1.95%
  Tax Free Fund
   Class A                                                           0.50%           0.25%            0.49%          1.24%
   Class B                                                           0.50%           0.75%            0.49%          1.74%
  Primary Fund                                                       0.50%             --             0.39%          0.89%
  Money Market Fund                                                  0.25%             --             0.33%          0.58%

FOOTNOTES TO FEES AND EXPENSES

(1) You pay a sales charge of 5.00% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and zero on initial investments of $1 million or more.
(2) You pay a sales charge of 4.75% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and zero on initial investments of $1 million or more.
(3) Purchases of $1 million or more of Class A shares may be made without an initial sales charge. Redemptions of such shares within the first thirteen months after purchase, however, will be subject to a contingent deferred sales charge of 1.00%.
(4) The maximum 3.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 2.00% during the second year, 1.00% during the third year, and zero during the fourth year and thereafter.
(5) The maximum 5.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year, and zero during the sixth year and thereafter.

(6) The "Management Fees" and "Other Expenses" shown for the Funds are for the fiscal year ended August 31, 2003.

(7) These expenses include administrative services fees, audit fees, directors fees, shareholder reporting and miscellaneous expenses.
(8) The Fund's manager, Securities Management and Research, Inc. ("SM&R"), has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balance Fund, Government Bond Fund, Tax Free Fund, Money Market Fund and the Primary Fund regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such funds' average daily net assets. Regular operating expenses include the advisory fee and administrative fee but do not include the 12b-1 fee or class-specific expenses.

(9) For the year ended December 31, 2004, SM&R has voluntarily agreed to reimburse fees and expenses incurred in excess of the amounts shown in the table below. Refer to "Reimbursements and Waivers" on page 45 of this prospectus for more. This arrangement may be terminated at any time by SM&R.

          VOLUNTARY EXPENSE REIMBURSEMENT OF THE FUNDS (UNTIL 12/31/04)


ANNUAL FUND OPERATING EXPENSES
(expenses exceeding these amounts to be reimbursed by SM&R)


                                                                                                                 TOTAL ANNUAL
                                                                               DISTRIBUTION AND/OR                   FUND
                                                                   MANAGEMENT    SERVICE (12b-1)      OTHER        OPERATING
                                                                      FEES            FEES          EXPENSES(7)  EXPENSES(8)(9)
SM&R EQUITY FUNDS:
  Alger Technology Fund
   Class A                                                            1.35%           0.35%            0.40%          2.10%
   Class B                                                            1.35%           1.00%            0.40%          2.75%
  Alger Aggressive Growth Fund
   Class A                                                            1.05%           0.35%            0.45%          1.85%
   Class B                                                            1.05%           1.00%            0.45%          2.50%
  Alger Small-Cap Fund
   Class A                                                            1.00%           0.35%            0.55%          1.90%
   Class B                                                            1.00%           1.00%            0.55%          2.55%
  Alger Growth Fund
   Class A                                                            0.85%           0.35%            0.50%          1.70%
   Class B                                                            0.85%           1.00%            0.50%          2.35%
  Growth Fund
   Class A                                                            0.75%           0.25%            0.36%          1.36%
   Class B                                                            0.75%           0.75%            0.36%          1.86%
   Equity Income Fund
   Class A                                                            0.75%           0.25%            0.26%          1.26%
   Class B                                                            0.75%           0.75%            0.26%          1.76%
  Balanced Fund
   Class A                                                            0.75%           0.25%            0.30%          1.30%
   Class B                                                            0.75%           0.75%            0.30%          1.80%
SM&R FIXED INCOME FUNDS:
  Government Bond Fund
   Class A                                                            0.48%           0.25%            0.00%          0.73%
   Class B                                                            0.48%           0.75%            0.00%          1.23%
  Tax Free Fund
   Class A                                                            0.50%           0.25%            0.00%          0.75%
   Class B                                                            0.50%           0.75%            0.00%          1.25%
  Primary Fund                                                        0.50%             --             0.30%          0.80%
  Money Market Fund                                                   0.25%             --             0.25%          0.50%

                            EXAMPLE OF FUND EXPENSES


EXPENSES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                     ASSUMING REDEMPTION                       ASSUMING NO REDEMPTION
                                                       AT END OF PERIOD                            AT END OF PERIOD
                                            1 YEAR     3 YEARS   5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
SM&R EQUITY FUNDS:(1)
  Alger Technology Fund
   Class A                                 $  1,554   $  3,461   $  5,130   $  8,445   $  1,554   $  3,461   $  5,130   $  8,445
   Class B                                    1,851      3,993      5,726      8,906      1,351      3,693      5,626      8,906
  Alger Aggressive Growth Fund
   Class A                                    1,023      2,061      3,088      5,610      1,023      2,061      3,088      5,610
   Class B                                    1,227      2,431      3,569      6,267        727      2,131      3,469      6,267
  Alger Small-Cap Fund
   Class A                                    1,148      2,409      3,622      6,459      1,148      2,409      3,622      6,459
   Class B                                    1,387      2,854      4,189      7,137        887      2,554      4,089      7,137
  Alger Growth Fund
   Class A                                      953      1,861      2,775      5,077        953      1,861      2,775      5,077
   Class B                                    1,052      1,946      2,829      5,246        552      1,646      2,729      5,246
  Growth Fund
   Class A                                      655        980      1,327      2,305        655        980      1,327      2,305
   Class B                                      727      1,000      1,300      2,414        227        700      1,200      2,414
  Equity Income Fund
   Class A                                      645        950      1,278      2,201        645        950      1,278      2,201
   Class B                                      702        924      1,173      2,191        202        624      1,073      2,191
  Balanced Fund
   Class A                                      663      1,006      1,372      2,398        663      1,006      1,372      2,398
   Class B                                      721        982      1,270      2,390        221        682      1,170      2,390
SM&R FIXED INCOME FUNDS:(1)
  Government Bond Fund
   Class A                                      644      1,000      1,379      2,439        644      1,000      1,379      2,439
   Class B                                      498        712      1,052      2,223        198        612      1,052      2,223
  Tax Free Fund
   Class A                                      595        850      1,124      1,904        595        850      1,124      1,904
   Class B                                      477        648        944      1,920        177        548        944      1,920
  Primary Fund                                   91        284        493      1,096         91        284        493      1,096
  Money Market Fund                              59        186        324        726         59        186        324        726



(1) The expenses shown do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to "Reimbursements and Waivers" on page 45 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

                     ADDITIONAL EXPLANATION OF RISK FACTORS

                      COMMON RISK FACTORS OF THE SM&R FUNDS

Please remember that mutual fund shares are:

-  Not guaranteed to achieve their investment goal
- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R fund could fluctuate in value over time and could result in a loss of money.

             RISK FACTORS SPECIFIC TO ONE OR MORE OF THE SM&R FUNDS

IMPORTANT

The following factors may affect the value of your investment in one or more of the SM&R funds.

MARKET RISK

Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. This market risk will affect a fund's net asset value per share, which will fluctuate as the values of such fund's portfolio securities change. You can lose money by investing in the funds, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. The SM&R funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. MARKET RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE SM&R FUNDS.

INVESTMENT STYLE OR MANAGEMENT RISK

Investment style or management risk is the risk that the investment strategy of the SM&R funds' investment adviser or sub-adviser may not produce the intended results or that securities that fit the desired investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that the investment adviser or sub-adviser will fail to execute an investment strategy effectively. Portfolio managers may decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessments of the future growth prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (i.e., do not grow in value), that fund could underperform its peers or lose money. INVESTMENT STYLE OR MANAGEMENT RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE SM&R FUNDS.

CREDIT RISK

Credit risk is the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED FUND, EQUITY INCOME FUND, TAX FREE FUND, PRIMARY FUND, AND MONEY MARKET FUND. The Growth Fund is permitted to invest in "junk" bonds. Junk bonds have additional risks, including limitations on the Growth Fund's ability to resell the lower-rated debt securities and less readily available market quotations for such securities.

INTEREST RATE RISK

Interest rate risk is the risk that the market value of an income-bearing investment will decline due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE GOVERNMENT BOND FUND, TAX FREE FUND, MONEY MARKET FUND, PRIMARY FUND (COLLECTIVELY THE "SM&R FIXED INCOME FUNDS"), BALANCED FUND, AND EQUITY INCOME FUND.

GROWTH STOCK RISK

The returns of a fund concentrating on growth stocks tend to vary more widely over time than those of funds that focus on value stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. GROWTH STOCK RISK APPLIES TO THE GROWTH FUND, ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, EQUITY INCOME FUND, BALANCED FUND, ALGER SMALL-CAP FUND, AND ALGER TECHNOLOGY FUND (COLLECTIVELY THE "SM&R EQUITY FUNDS").

LIQUIDITY RISK

Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES PRIMARILY TO THE SM&R EQUITY FUNDS, TAX FREE FUND, PRIMARY FUND, AND MONEY MARKET FUND.

CALL RISK

Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. THIS RISK APPLIES PRIMARILY TO THE BALANCED FUND AND THE TAX FREE FUND.

MATURITY RISK

Maturity risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per annum; it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. THIS RISK APPLIES PRIMARILY TO THE BALANCED FUND, PRIMARY FUND, THE GOVERNMENT BOND FUND, THE MONEY MARKET FUND, AND THE EQUITY INCOME FUND.

LEVERAGE RISK

Leveraging practices may make the Alger Aggressive Growth Fund and the Alger Technology Fund more volatile. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's securities. Money borrowed for leveraging is subject to interest costs.Minimum average balances may need to be maintained or a line of credit with connection to borrowing may be necessary, resulting in an increased cost of borrowing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. RISKS ASSOCIATED WITH CONVERTIBLE SECURITIES APPLY TO THE GROWTH FUND, EQUITY INCOME FUND, ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, BALANCED FUND, ALGER SMALL-CAP FUND AND ALGER TECHNOLOGY FUND.

PREFERRED STOCKS

Because preferred stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. Some companies issue preferred stocks that are convertible into their common stocks. Linked to the common stock in this way, convertible preferred stocks go up and down in price as the common stock does, adding to their market risk. RISKS ASSOCIATED WITH PREFERRED STOCKS APPLY PRIMARILY TO THE GROWTH FUND, ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, EQUITY INCOME FUND, ALGER SMALL-CAP FUND, AND ALGER TECHNOLOGY FUND.

PREPAYMENT AND EXTENSION RISK

Prepayment risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THESE RISKS APPLY PRIMARILY TO THE GOVERNMENT BOND FUND.

SMALLER COMPANY RISKS

Smaller companies in which some of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies. THIS RISK APPLIES TO THE GROWTH FUND, BALANCED FUND, EQUITY INCOME FUND, ALGER AGGRESSIVE GROWTH FUND, AND ALGER SMALL-CAP FUND.

REPURCHASE AGREEMENT RISK

In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them.Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement. THIS RISK APPLIES PRIMARILY TO THE TAX FREE FUND AND THE PRIMARY FUND.

OTHER RISKS

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

                               SM&R EQUITY FUNDS'
                          TEMPORARY DEFENSIVE MEASURES

During unfavorable market conditions, each of the SM&R Equity Funds may,but is not required to, make temporary investments that are not consistent with such fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds, repurchase agreements, or money market instruments, and where permitted by this prospectus and the statement of additional information, investing in derivatives or other instruments. If a fund takes such defensive measures, it may not achieve its investment objectives.

Other securities that each of such funds may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU


SM&R Investments, Inc. offers eleven separate funds in this prospectus. Two of such funds, the Primary Fund and the Money Market Fund are single-class funds. The other nine of such funds offer two different retail share classes in this prospectus each with its own sales charge and distribution and service (12b-1) fee structures. Each class represents an interest in the same fund. In addition to choosing an SM&R fund, you should also select a share class of such fund that best suits your needs. You need to pay particularly close attention to this fee structure when selecting the class best suited for your needs. You should consider the factors below before investing. Your representative can help you.


EQUITY FUNDS AND FIXED INCOME FUNDS (EXCLUDING MONEY MARKET AND PRIMARY FUNDS)


                                      CLASS A                 CLASS B
                                  (FRONT-END LOAD)        (BACK-END LOAD)
Front-End Sales                 -Front-end sales        -No front-end sales
Charge                           charges, as             charge; all your
                                 described below         money goes to work
                                 except on purchases     for you right away
                                 of $1 million or
                                 more. There are
                                 several ways to
                                 reduce these
                                 charges, also
                                 described below.

Annual Expenses                 -Lower annual           -Higher annual
                                 expenses than Class     expenses than Class
                                 B shares                A shares

Contingent Deferred             -On shares purchases    -A contingent
Sales Charge                     of $1 million and       deferred sales
                                 over, on which          charge on any
                                 there is no "front-     shares of the SM&R
                                 end" load, a            Equity Funds you
                                 contingent deferred     sell within five
                                 sales charge on any     (5) years of
                                 of such shares you      purchase, as
                                 sell within             described below
                                 thirteen months of
                                 purchase as            -A contingent
                                 described below.        deferred sales
                                                         charge on any
                                                         shares of the SM&R
                                                         Fixed Income Funds
                                                         you sell within
                                                         three (3) years of
                                                         purchase, as
                                                         described below

12b-1 Fee                       -12b-1 fee of 0.25%     -12b-1 fee of 0.75%
                                 of average net          of average net
                                 assets for the          assets for the
                                 Growth Fund, Equity     Growth Fund, Equity
                                 Income Fund,            Income Fund,
                                 Balanced Fund,          Balanced Fund,
                                 Government Bond         Government Bond
                                 Fund and Tax Free       Fund and Tax Free
                                 Fund                    Fund

                                -12b-1 fee of 0.35%     -12b-1 fee of 1.0%
                                 of average net          of average net
                                 assets for Alger        assets for Alger
                                 Growth Fund, Alger      Growth Fund, Alger
                                 Aggressive Growth       Aggressive Growth
                                 Fund, Alger             Fund, Alger
                                 Small-Cap Fund and      Small-Cap Fund and
                                 Alger Technology        Alger Technology
                                 Fund                    Fund

Conversion of                                           -Class B shares of
Shares                                                   the Equity and
                                                         Fixed Income funds
                                                         are automatically
                                                         converted to Class
                                                         A shares after
                                                         eight (8) years,
                                                         thus reducing
                                                         future annual
                                                         expenses.

Maximum                                                 -Purchase amounts
Purchase                                                 for Class B shares
Amounts                                                  are limited to
                                                         amounts less than
                                                         $100,000

Appropriateness                 -Generally more         -Class B shares with
                                 appropriate for         a "back-end" load
                                 long-term               are generally
                                 investors               appropriate for
                                                         investors who may
                                                         be averse to an
                                                         up-front sales
                                                         charge and are
                                                         willing to pay a
                                                         back-end sales
                                                         charge and a higher
                                                         12b-1 fee for the
                                                         first eight years.
                                                         (see conversion of
                                                         shares above)



(All classes may not be available in all states)


FOR EXPENSES OF CLASS A AND B SHARES, SEE THE FEES AND EXPENSES OF THE FUNDS EARLIER IN THIS PROSPECTUS.


The Primary Fund and Money Market Fund consist of a single class of shares offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees.

                       SALES CHARGE REDUCTIONS AND WAIVERS

CLASS A SALES CHARGES

- ALGER TECHNOLOGY FUND, ALGER AGGRESSIVE GROWTH FUND, ALGER SMALL-CAP FUND, ALGER GROWTH FUND, GROWTH FUND, EQUITY INCOME FUND, OR BALANCED FUND, -- If you select Class A shares of these funds, you pay a "front-end" sales charge of up to 5.00%. The sales charge is a percentage of the offering price, as shown in the following table:

                                SALES CHARGE       SALES CHARGES
                                 AS A % OF           AS A % OF
AMOUNT INVESTED                OFFERING PRICE   NET AMOUNT INVESTED
Less than $50,000                   5.00%              5.3%
$50,000 but less than
$100,000                            4.5%               4.7%
$100,000 but less than
$250,000                            3.5%               3.6%
$250,000 but less than
$500,000                            2.5%               2.6%
$500,000 but less than
$1,000,000                          1.5%               1.5%
$1,000,000 and over               See below            None

- GOVERNMENT BOND FUND OR TAX FREE FUND -- If you select Class A shares of these funds, you pay a "front-end" sales charge of up to 4.75%. The sales charge is a percentage of the offering price, as shown in the following table:


                                SALES CHARGE       SALES CHARGES
                                 AS A % OF           AS A % OF
AMOUNT INVESTED                OFFERING PRICE   NET AMOUNT INVESTED
Less than $50,000                   4.75%              4.9%
$50,000 but less than
$100,000                            4.5%               4.7%
$100,000 but less than
$250,000                            3.5%               3.6%
$250,000 but less than
$500,000                            2.5%               2.6%
$500,000 but less than
$1,000,000                          1.5%               1.5%
$1,000,000 and over               See below            None


INVESTMENTS OF $1 MILLION OR MORE

Although no "front-end" sales charge applies to purchases of $1 million and over, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the net asset value if you redeem your shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described under "CLASS B SALES CHARGES" below.

WAYS TO REDUCE YOUR CLASS A SALES CHARGE


YOU CAN REDUCE YOUR SALES CHARGE ON PURCHASES OF CLASS A OF THE FUNDS, THROUGH ONE OR MORE OF THE FOLLOWING PROGRAMS.
(1) DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class A and Class T shares (which are not offered in this prospectus), you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

     (1)  Any individual;
     (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;
     (3) A trustee or fiduciary of a single trust estate or single fiduciary account;
     (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under
          Section 401 of the Internal Revenue Code; and
     (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

(2) DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated" -- I.E., combined together with the dollar amount being invested -- to achieve quantities eligible for discount.

(3) LETTER OF INTENT (LOI). You may qualify for a reduced sales charge on purchases of Class A and Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A and Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of a Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation of the part of the investor to purchase or the funds to sell the full amount of shares specified.

Contact your registered representative or SM&R at 1-800-231-4639 if you think you may qualify for these services.

ELIGIBLE NET ASSET VALUE PURCHASERS

If you qualify under one of the categories below, you may purchase Class A shares without a "front-end" sales charge (at net asset value):

APPLICABLE TO ALL FUNDS

     (a) persons purchasing shares for a federal or state sponsored post-secondary education funding program;
     (b) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds);
     (c) policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;
     (d) members of any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 50 persons;
     (e) registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer;
     (f) any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the funds.

EXCLUSIVE TO CLASS A SHARES OF THE SM&R ALGER FUNDS ONLY

     (a) Present and retired directors, officers, and full-time employees of the Fund;
     (b) Present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;
     (c) Present and retired officers, directors, insurance agents and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any corporation or partnership for which any of American National's present directors serve as a director or partner;
     (d) Present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;
     (e) Members of the immediate family (any parent, spouse of a parent, child, spouse or a child, spouse, brother, or sister, including step and adoptive relationships), grandchildren, grandparents and in-laws of any person named in (a), (b), (c), or (d);

     (f) Any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e) (although shares of the Tax Free Fund should not be purchased by these entities);
     (g)  Custodial accounts for minor children of such persons mentioned in
          (a), (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;
     (h) Persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the SM&R Money Market Fund and Primary Fund);

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING THE FUND THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

You will be eligible for net asset value purchases ONLY if you qualify in one of the above sections and if you purchase shares directly from SM&R. If you purchase such shares through a registered representative of SM&R or another financial securities representative, you will have to pay the full "front-end" sales charge on your initial purchase. You will also pay such sales charge on all subsequent purchases unless you notify SM&R that you wish to purchase shares directly from SM&R rather than through your registered representative or your financial services representative for services provided.

Each of the funds may terminate or change the terms of any waiver of sales charges at any time.

CLASS B SALES CHARGES


You can purchase Class B shares at net asset value, without any initial sales charge. However, there is a Contingent Deferred Sales Charge (CDSC) on shares you sell, the amount of which depends on the number of years since such purchase.


- GROWTH FUND, ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, EQUITY INCOME FUND, BALANCED FUND, ALGER SMALL-CAP FUND, OR ALGER TECHNOLOGY FUND -- If you sell Class B shares of these funds within five years after buying them, you will pay the CDSC shown in the following table:

                                       CONTINGENT DEFERRED
                                          SALES CHARGE
                                           (AS A % OF
                                      OFFERING PRICE AT THE
YEARS SINCE PURCHASE                    TIME OF PURCHASE)
Year 1                                        5.00%
Year 2                                        4.00%
Year 3                                        3.00%
Year 4                                        2.00%
Year 5                                        1.00%
Year 6+                                       None

- GOVERNMENT BOND FUND OR TAX FREE FUND -- If you sell Class B shares of these funds within three years after buying them, you will pay the CDSC shown in the following table:

                                       CONTINGENT DEFERRED
                                          SALES CHARGE
                                           (AS A % OF
                                      OFFERING PRICE AT THE
YEARS SINCE PURCHASE                    TIME OF PURCHASE)
Year 1                                        3.00%
Year 2                                        2.00%
Year 3                                        1.00%
Year 4                                        None


COMPUTING CDSC


If the net asset value of shares being redeemed has increased since you bought them, we do not impose a CDSC on the increase in net asset value. We also do not impose a CDSC on shares bought with reinvested dividends or capital gain distributions.

We will minimize any applicable CDSC by assuming that an investor --
     (i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and
     (ii) next redeems Class B shares held the longest.

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:
(1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of the account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)
(2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:
     (a)  the disability began after the shares were purchased;
     (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or post-purchase disability;
     (c) the redemptions are made within one year following death or initial determination of disability; and
     (d) the shares were held at the time of death or initial determination of disability.
For purposes of this waiver, the death or disability must meet the definition in
Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

(3) QUALIFIED PLAN DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code
     Section 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

     (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;

     (b) tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more of the SM&R funds;

     (c) tax-free returns of excess contributions or returns of excess deferral amounts; and
     (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.
(4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).
(5) THE ADVISER. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEE


Classes A and B of funds pay SM&R, the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. BECAUSE DISTRIBUTION AND/OR SHAREHOLDER SERVICING (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, 12b-1 FEES MAY, OVER TIME, INCREASE THE COST OF YOUR INVESTMENT IN A FUND AND MAY COST YOU MORE THAN OTHER TYPES OF SALES CHARGES.


These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

- For the GROWTH FUND, EQUITY INCOME FUND, BALANCED FUND, GOVERNMENT BOND FUND AND TAX FREE FUND:

                          DISTRIBUTION  SERVICE  TOTAL 12b-1
CLASS                         FEE         FEE        FEE
Class A Shares
(FRONT-END LOAN)              0.25%       -0-       0.25%
Class B Shares
(BACK-END LOAD (CDSC))        0.50%      0.25%      0.75%

- For the ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, ALGER SMALL-CAP FUND AND ALGER TECHNOLOGY FUND:

                          DISTRIBUTION  SERVICE  TOTAL 12b-1
CLASS                         FEE         FEE        FEE
Class A Shares
(FRONT-END LOAD)              0.35%       -0-       0.35%
Class B Shares
(BACK-END LOAD (CDSC))        1.00%       -0-       1.00%

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A and B shares. The service fee is for providing ongoing servicing to shareholders of the Class B shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

                       THE SM&R FUNDS AND THEIR MANAGEMENT

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, League City, Texas 77573, the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

The funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreements between SM&R and the funds spell out the management fee and other expenses that the funds must pay.

The GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND each pay an advisory fee to SM&R calculated as follows:

ON THE PORTION OF SUCH FUNDS'                 ADVISORY FEE
AVERAGE DAILY NET ASSETS                       ANNUAL RATE
Not exceeding $100,000,000                        0.750%
Exceeding $100,000,000 but not exceeding
$200,000,000                                      0.625%
Exceeding $200,000,000 but not exceeding
$300,000,000                                      0.500%
Exceeding $300,000,000                            0.400%

The ALGER GROWTH FUND, ALGER AGGRESSIVE GROWTH FUND, ALGER SMALL-CAP FUND AND ALGER TECHNOLOGY FUND (the "Alger Funds") each pay an advisory fee to SM&R equal to the following annual percentage rates of such funds' average daily net assets:

                                              ADVISORY FEE
ALGER FUND                                     ANNUAL RATE
Alger Growth Fund                                 0.85%
Alger Aggressive Growth Fund                      1.05%
Alger Small-Cap Fund                              1.00%
Alger Technology Fund                             1.35%


Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of the Alger Funds to Fred Alger Management, Inc. 30 Montgomery Street, Jersey City, NJ 07302. Fred Alger Management has been an investment adviser since 1964, and manages investments totaling (at 09/30/03) $10.1 billion in assets. Fred Alger Management makes investment decisions for each of the Alger Funds and continuously reviews and administers the Alger Funds' investment programs. SM&R monitors Fred Alger Management's buying and selling of securities and administration of the Alger Funds' investment programs.


Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management for each of the Alger Funds. The Alger Funds are not responsible for paying the sub-advisory fee directly.

The GOVERNMENT BOND FUND AND TAX FREE FUND each pay an advisory fee to SM&R calculated as follows:

AVERAGE DAILY                                      ANNUAL
NET ASSETS OF EACH FUND                       PERCENTAGE RATE
Not exceeding $100,000,000                         0.50%
Exceeding $100,000,000 but not exceeding
$300,000,000                                       0.45%
Exceeding $300,000,000                             0.40%

The MONEY MARKET FUND AND PRIMARY FUND each pay an advisory fee to SM&R equal to the following annual percentage rates of such funds' average daily net assets:

                                              ADVISORY FEE
FUND                                           ANNUAL RATE
Money Market Fund                                 0.25%
Primary Fund                                      0.50%

After applicable fee waivers, SM&R received total advisory fees during the past fiscal year, as follows:


                                                ADVISORY
                                                   FEES
                                                AS A % OF
                                              AVERAGE DAILY
FUND                                           NET ASSETS
SM&R EQUITY FUNDS:
 Alger Technology Fund
   Class A                                          --
   Class B                                          --
 Alger Aggressive Growth Fund
   Class A                                          --
   Class B                                          --
 Alger Small-Cap Fund
   Class A                                          --
   Class B                                          --
 Alger Growth Fund
   Class A                                          --
   Class B                                          --
 Growth Fund
   Class A                                        0.51%
   Class B                                        0.37%
 Equity Income Fund
   Class A                                        0.51%
   Class B                                        0.52%
 Balanced Fund
   Class A                                        0.36%
   Class B                                        0.37%
SM&R FIXED INCOME FUNDS:
 Government Bond Fund
   Class A                                          --
   Class B                                          --
 Tax Free Fund
   Class A                                        0.01%
   Class B                                        0.01%
 Primary Fund                                     0.41%
 Money Market Fund                                0.17%


ADMINISTRATIVE SERVICES

Each of the funds pay SM&R an administrative service fee under administrative service agreements between the Fund and SM&R. These agreements state that each of the funds will pay SM&R for non-investment related management, executive, administrative, transfer agent, and operation services to the funds. The administrative service fee for all funds other than the Alger Funds is calculated as follows:

                                               ADMINISTRATIVE
ON THE PORTION OF THE FUNDS'                    SERVICE FEE
AVERAGE DAILY NET ASSETS                        ANNUAL RATE
Not exceeding $100,000,000                        0.25%
Exceeding $100,000,000 but not exceeding
$200,000,000                                      0.20%
Exceeding $200,000,000 but not exceeding
$300,000,000                                      0.15%
Exceeding $300,000,000                            0.10%

Each of the ALGER FUNDS pays SM&R an administrative fee at the annual rate of 0.25% of its average daily net asset value.

REIMBURSEMENTS AND WAIVERS

In the administrative service agreements with the GROWTH FUND, EQUITY INCOME FUND, BALANCED FUND, GOVERNMENT BOND FUND, TAX FREE FUND, MONEY MARKET FUND AND PRIMARY FUND, SM&R has agreed to pay (or to reimburse each such fund for) each such fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of each such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.


In order to improve the yield and total return of one or more of the funds, SM&R may from time to time VOLUNTARILY waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund, while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in an administrative service agreement, may be rescinded by SM&R at any time without notice to investors. Until December 31, 2004, SM&R has voluntarily agreed to reimburse expenses incurred by the Alger Technology, Alger Aggressive Growth, Alger Small-Cap, Alger Growth, Growth, Equity Income, Balanced, Government Bond, Tax Free, and Primary Funds to the extent that regular operating expenses exceed average daily net assets as follows: 2.10% for the Alger Technology Fund -- Class A, 2.75% for the Alger Technology Fund -- Class B, 1.85% for the Alger Aggressive Growth Fund -- Class A, 2.50% for the Alger Aggressive Growth Fund -- Class B, 1.90% for the Alger Small-Cap Fund -- Class A, 2.55% for the Alger Small-Cap Fund -- Class B, 1.70% for the Alger Growth

Fund -- Class A, 2.35% for the Alger Growth Fund -- Class B, 1.36% for the Growth Fund -- Class A, 1.86% for the Growth Fund -- Class B, 1.26% for the Equity Income Fund -- Class A, 1.76% for the Equity Income Fund -- Class B, 1.30% for the Balanced Fund -- Class A, 1.80% for the Balanced Fund -- Class B, 0.73% for the Government Bond Fund -- Class A, 1.23% for the Government Bond Fund -- Class B, 0.75% for the Tax Free Fund -- Class A, 1.25% for the Tax Free Fund -- Class B and 0.80% for the Primary Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
   SECURITIES MANAGEMENT AND RESEARCH, INC., ASSISTANT PORTFOLIO MANAGER. Mr. Dixon joined SM&R in 1993. He serves as Assistant Portfolio Manager of the Growth Fund, Equity Income Fund and the Balanced Fund. He was previously Portfolio Manager and Co-Portfolio Manager of such funds. Mr. Dixon also serves as Assistant Portfolio Manager of the Government Bond Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and International Stock Portfolio for the American National Investment Accounts, Inc. ("ANIA"), another fund managed by SM&R which is used exclusively for variable contracts issued by American National Insurance Company. He also serves as Assistant Portfolio Manager of the Fund's Government Bond Fund, Primary Fund, Tax Free Fund and Money Market Fund. Mr. Dixon graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. He began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979, he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.


ANDREW R. DUNCAN, VICE PRESIDENT, HEAD OF MUTUAL FUNDS, SR. SECURITIES ANALYST/
   PORTFOLIO MANAGER. Mr. Duncan joined SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the Growth Fund, Equity Income Fund and the Balanced Fund. He also serves as the portfolio manager of ANIA'S Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Small-Cap/Mid-Cap Portfolio and International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance. He is a Chartered Financial Analyst.


GOVERNMENT BOND FUND, TAX FREE FUND, MONEY MARKET FUND, AND PRIMARY FUND

GORDON D. DIXON (See above.)


ANNE M. LEMIRE, VICE PRESIDENT, HEAD OF FIXED INCOME, SENIOR SECURITIES ANALYST/
   PORTFOLIO MANAGER. Ms. LeMire is currently Portfolio Manager of the Government Bond Fund, Primary Fund, Tax Free Fund and Money Market Fund and previously served as Assistant Portfolio Manager of the Government Bond Fund, Primary Fund, Tax Free Fund, and Money Market Fund since March 2000. Ms. LeMire assumed the role of Assistant Portfolio Manager of the ANIA Money Market Portfolio in March 2000. She is currently the Portfolio Manager of the ANIA's Government Bond Portfolio, High Yield Bond Portfolio and Money Market Portfolio, and has served as Assistant Portfolio Manager of the ANIA Government Bond Portfolio and High Yield Bond Portfolio since their inception in May 2000. Ms. LeMire joined SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. Before joining SM&R, she held an auditing position at the University of Texas Medical Branch. She is a Chartered Financial Analyst.

SM&R ALGER FUNDS

ALGER GROWTH FUND

FRED M. ALGER, III is the key strategist for the four SM&R Alger Funds, overseeing the investments of each fund since September 2001. Mr. Alger founded Fred Alger Management, Inc. in October 1964.


DAN C. CHUNG serves as Portfolio Manager of this fund and is responsible for its day-to-day management since September 2001. He has been employed by Fred Alger Management, Inc. since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and Portfolio Manager since 2000, as Chief Investment Officer since September 2001 and as President since September 2003.

DAVID HYUN serves as Co-Portfolio Manager of this fund and is responsible for its day-to-day management. He rejoined Fred Alger Management, Inc., in September 2001 as Executive Vice President and Portfolio Manager, prior to which he was employed by Fred Alger Management, Inc. as an analyst from 1991 until 1997 and as a Senior Vice President and Portfolio Manager from 1997 until June 2000. From June 2000 until September 2001, he served as a Portfolio Manager at Oppenheimer Funds.


ALGER AGGRESSIVE GROWTH FUND


FRED M. ALGER, III (see above)

DAVID HYUN (see above)


ALGER SMALL-CAP FUND


FRED M. ALGER, III (see above)

JILL GREENWALD, CFA serves as Portfolio Manager of this fund and has been responsible for its day-to-day management since November 2001. Ms. Greenwald re-joined Fred Alger Management, Inc. in November 2001 as Portfolio Manager and Senior Analyst, prior to which she was employed by Fred Alger Management, Inc. from 1986 until May 1992. She was most recently Senior Vice President, Investment Officer with J & W Seligman & Co., where she was co-manager of the Seligman Emerging Growth Fund. She joined Seligman in 1999. From 1993 until 1999, Ms. Greenwald held numerous positions with Chase Asset Management, serving as an Analyst, Co-Manager of the Chase Vista Small Cap Opportunities Fund, and ultimately as Managing Director, Senior Portfolio Manager with responsibility for the Chase Vista Small Cap Equity Fund.


ALGER TECHNOLOGY FUND


FRED M. ALGER, III (see above)

DAN C. CHUNG (see above)

NAMHOANG, CFA, serves as an Assistant Portfolio Manager of this fund and assists
   Mr. Chung in the day-to-day management since April 2002. She has been employed with Fred Alger Management, Inc. since 1997, was promoted to Analyst in September 1999, promoted to Vice President, Analyst in June 2002, promoted to Vice President, Senior Analyst in October 2001, promoted to Vice President, Senior Analyst, Assistant Portfolio Manager in April 2002 and promoted to Senior Vice President in October 2003. Her areas of concentration are Commercial Services & Supplies, Technology Hardware & Equipment and Telecommunication Services.

                              FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS


The following Financial Highlights tables are intended to help you understand the performance of the Class A and Class B shares of each of the multiple-class funds and the performance of the Primary Fund and the Money Market Fund, which are single-class funds. The information in the tables for the multiple class funds, other than the SM&R Alger Funds, begins on January 1, 1999, the date multiple classes were created. The information for the SM&R Alger Funds is shown since inception on 9/1/00.

The information in the tables for the Primary Fund and Money Market Fund is for the periods shown.


Certain information reflects financial results for a single share of the fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The returns do not reflect any sales loads or account fees, but do include 12b-1 fees for the multiple class funds.

The tables itemize what contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the class of shares is not five years old.

On a per-share basis, the tables include as appropriate

     -  share price at the beginning of the period
     -  investment income and capital gains or losses
     -  distributions of income and capital gains paid to shareholders
     -  share price at the end of the period

The tables also include some key statistics for the period as appropriate

     - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
     - Expense Ratio -- operating expenses as a percentage of average net assets
     - Net Income Ratio -- net investment income as a percentage of average net assets
     - Portfolio Turnover -- the percentage of the fund's buying and selling activity


The information contained in the Financial Highlights has been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended August 31, 2003 for the Alger Technology, Alger Aggressive Growth, Alger Small-Cap, Alger Growth, Government Bond, Tax Free, Primary, Money Market, Growth, Equity Income and Balanced Funds, and is incorporated by reference into the Statement of Additional Information and is available upon request.

ALGER TECHNOLOGY FUND


The following financial highlights table is intended to help you understand the Alger Technology Fund's financial performance since inception. Certain information reflects financial results for a single Alger Technology Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Alger Technology Fund (assuming reinvestment of all dividends and distributions) since inception but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Alger Technology Fund, Class A and B Shares, which for the years ended August 31, 2003, 2002 and 2001 have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Alger Technology Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                   CLASS A SHARES                        CLASS B SHARES
                                                        -----------------------------------    -----------------------------------
                                                                YEAR ENDED AUGUST 31,                  YEAR ENDED AUGUST 31,
                                                        -----------------------------------    -----------------------------------
                                                         2003(1)      2002(4)        2001       2003(1)      2002(4)       2001
                                                        --------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $    1.67    $    3.24    $   10.00    $    1.68    $    3.25    $   10.00
Investment loss--net                                        (0.04)       (0.20)       (0.37)       (0.05)       (0.19)       (0.24)
Net realized and unrealized gain (loss) on
investments                                                  0.96        (1.37)       (6.39)        1.01        (1.38)       (6.51)
                                                        --------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         0.92        (1.57)       (6.76)        0.96        (1.57)       (6.75)
                                                        --------------------------------------------------------------------------

Net Asset Value, End of Year                            $    2.59    $    1.67    $    3.24    $    2.64    $    1.68    $    3.25
                                                        --------------------------------------------------------------------------
    TOTAL RETURN(2)                                         55.09%      (48.46)%     (67.60)%      57.14%      (48.31)%     (67.50)%
                                                        ==========================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year                                 $ 449,337    $ 150,553    $ 230,327    $ 240,382    $ 130,975    $  82,232
Ratio of expenses with reimbursement to average net
assets(3)                                                    2.10%        8.51%       10.97%        2.75%        9.42%       14.71%
Ratio of expenses without reimbursement to average
net assets                                                  11.46%       12.19%       10.97%       14.16%       14.23%       14.71%
Ratio of net investment loss to average net assets          (1.84)%      (8.30)%     (10.32)%      (2.48)%      (9.22)%     (14.21)%
Portfolio turnover rate                                    291.66%      301.01%      440.50%      291.66%      301.01%      440.50%



(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 2.10% for Class A and 2.75% for Class B. See page 45, "Reimbursement and Waivers".
(4) Per share information has been restated to reflect certain reclassifications.

ALGER AGGRESSIVE GROWTH FUND


The following financial highlights table is intended to help you understand the Alger Aggressive Growth Fund's financial performance since inception. Certain information reflects financial results for a single Alger Aggressive Growth Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Alger Aggressive Growth Fund (assuming reinvestment of all dividends and distributions) since the inception, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Alger Aggressive Growth Fund, Class A and B Shares, which for the years ended August 31, 2003, 2002 and 2001 have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Alger Aggressive Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                  CLASS A SHARES                        CLASS B SHARES
                                                        -----------------------------------    -----------------------------------
                                                               YEAR ENDED AUGUST 31,                  YEAR ENDED AUGUST 31,
                                                         2003(1)      2002(4)        2001       2003(1)      2002(4)       2001
                                                        --------------------------------------------------------------------------
Net Asset Value, Beginning of Year                      $    4.24    $    5.91    $   10.00    $    4.19    $    5.89    $   10.00
Investment loss--net                                        (0.06)       (0.17)       (0.25)       (0.08)       (0.21)       (0.18)
Net realized and unrealized gain (loss) on
investments                                                  0.78        (1.50)       (3.84)        0.76        (1.49)       (3.93)
                                                        --------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         0.72        (1.67)       (4.09)        0.68        (1.70)       (4.11)
                                                        --------------------------------------------------------------------------

Net Asset Value, End of Year                            $    4.96    $    4.24    $    5.91    $    4.87    $    4.19    $    5.89
                                                        ==========================================================================
    TOTAL RETURN(2)                                         16.98%      (28.26)%     (40.90)%      16.23%      (28.86)%     (41.10)%
                                                        ==========================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year                                 $ 994,871    $ 666,982    $ 487,497    $ 442,489    $ 328,254    $ 230,547
Ratio of expenses with reimbursement to average
net assets(3)                                                1.85%        4.48%        6.85%        2.50%        5.56%        7.25%
Ratio of expenses without reimbursement to average
net assets                                                   5.52%        6.01%        6.85%        7.36%        7.78%        7.25%
Ratio of net investment loss to average net assets          (1.27)%      (3.99)%      (5.59)%      (1.91)%      (5.08)%      (6.12)%
Portfolio turnover rate                                    179.56%      177.62%       70.58%      179.56%      177.62%       70.58%



(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B. See page 45, "Reimbursements and Waivers".
(4) Per share information has been restated to reflect certain reclassifications.

ALGER SMALL CAP FUND


The following financial highlights table is intended to help you understand the Alger Small-Cap Fund's financial performance since inception. Certain information reflects financial results for a single Alger Small-Cap Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Alger Small-Cap Fund (assuming reinvestment of all dividends and distributions) since inception, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Alger Small-Cap Fund, Class A and B Shares, which for the years ended August 31, 2003, 2002 and 2001 have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Alger Small-Cap Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                             CLASS A SHARES                            CLASS B SHARES
                                               ----------------------------------------    --------------------------------------
                                                          YEAR ENDED AUGUST 31,                     YEAR ENDED AUGUST 31,
                                                  2003(1)      2002(1)(4)       2001         2003(1)     2002(1)(4)       2001
                                               ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $       4.33    $     5.54    $    10.00    $     4.32    $     5.65    $    10.00
Investment loss--net                                  (0.07)        (0.32)        (0.55)        (0.10)        (0.41)        (0.37)
Net realized and unrealized gain (loss)
on investments                                         1.20         (0.89)        (3.91)         1.25         (0.92)        (3.98)
                                               ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                   1.13         (1.21)        (4.46)         1.15         (1.33)        (4.35)

                                               ----------------------------------------------------------------------------------
Net Asset Value, End of Year                   $       5.46    $     4.33    $     5.54    $     5.47    $     4.32    $     5.65
                                               ==================================================================================
    TOTAL RETURN(2)                                   26.10%       (21.84)%      (44.60)%       26.62%       (23.54)%      (43.50)%
                                               ==================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)        $        790    $      437    $      295    $      372    $      207    $      172
Ratio of expenses with reimbursement to
average net assets(3)                                  1.90%         6.60%        11.53%         2.55%         8.05%        11.97%
Ratio of expenses without reimbursement
to average net assets                                  6.89%         9.68%        11.53%         9.05%        11.65%        11.97%
Ratio of net investment loss to average
net assets                                            (1.64)%       (6.33)%      (10.61)%       (2.29)%       (7.77)%      (11.25)%
Portfolio turnover rate                              131.48%       176.50%       138.73%       131.48%       176.50%       138.73%



(1) Per share information has been calculated using the average number of shares outstanding.
(2) Does not include the effect of sales charge.
(3) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.90% for Class A and 2.55% for Class B. See page 45, "Reimbursements and Waivers".
(4) Per share information has been restated to reflect certain reclassifications.

ALGER GROWTH FUND


The following financial highlights table is intended to help you understand the Alger Growth Fund's financial performance since inception. Certain information reflects financial results for a single Alger Growth Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Alger Growth Fund (assuming reinvestment of all dividends and distributions) since inception, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Alger Growth Fund, Class A and B Shares, which for the years ended August 31, 2003, 2002 and 2001 have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Alger Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                             CLASS A SHARES                            CLASS B SHARES
                                               ----------------------------------------    --------------------------------------
                                                          YEAR ENDED AUGUST 31,                     YEAR ENDED AUGUST 31,
                                                  2003(1)        2002(4)        2001         2003(1)       2002(4)        2001
                                               ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $       4.58    $     6.38    $    10.00    $     4.51    $     6.31    $    10.00
Investment loss--net                                  (0.04)        (0.12)        (0.21)        (0.07)        (0.15)        (0.13)
Net realized and unrealized gain (loss)
on investments                                         0.66         (1.68)        (3.41)         0.64         (1.65)        (3.56)
                                               ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                   0.62         (1.80)        (3.62)         0.57         (1.80)        (3.69)

                                               ----------------------------------------------------------------------------------
Net Asset Value, End of Year                   $       5.20    $     4.58    $     6.38    $     5.08    $     4.51    $     6.31
                                               ==================================================================================
    TOTAL RETURN(2)                                   13.54%       (28.21)%      (36.20)%       12.64%       (28.53)%      (36.90)%
                                               ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year                        $  1,071,035    $  698,670    $  608,836    $  836,200    $  653,702    $  456,784
Ratio of expenses with reimbursement to
average net assets(3)                                  1.70%         3.54%         5.52%         2.35%         4.13%         5.84%
Ratio of expenses without reimbursement
to average net assets                                  4.76%         4.65%         5.52%         5.53%         5.30%         5.84%
Ratio of net investment loss to average
net assets                                            (0.86)%       (2.64)%       (4.49)%       (1.51)%       (3.24)%       (4.91)%
Portfolio turnover rate                              222.55%       180.20%        65.24%       222.55%       180.20%        65.24%



(1) Per share information has been calculated using the average number of shares outstanding.
(2) Does not include the effect of sales charge.
(3) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.70% for Class A and 2.35% for Class B. See page 45, "Reimbursement and Waivers".
(4) Per share information has been restated to reflect certain reclassifications.

GROWTH FUND


The following financial highlights table is intended to help you understand the Growth Fund's financial performance since inception of Classes A and B. Certain information reflects financial results for a single share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, Class A and B Shares which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               CLASS A SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                 2003(4)          2002(4)          2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                           $       3.15     $       4.18     $       5.55       $       6.73     $       5.69
Investment income (loss)--net                         0.01            (0.01)              --               0.01             0.01
Net realized and unrealized
gain (loss) on investments                            0.30            (1.02)           (1.37)             (0.66)            1.30
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.31            (1.03)           (1.37)             (0.65)            1.31
Less Distributions from
  Investment income--net                             (0.01)              --               --              (0.01)              --
  Capital gains                                         --               --               --              (0.52)           (0.27)
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.01)            0.00             0.00              (0.53)           (0.27)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $       3.45     $       3.15     $       4.18       $       5.55     $       6.73
                                              ==================================================================================
    TOTAL RETURN(1)                                  10.00%          (24.61)%         (24.68)%**          (8.76)%          23.45%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      5,039     $      5,287     $      5,971       $      6,856     $      3,776
Ratio of expenses with reimbursement
to average net assets(2)                              1.36%            1.47%            1.50%*             1.30%            1.51%
Ratio of expenses without
reimbursement to average net assets                   1.60%            1.55%            1.50%*             1.30%            1.51%
Ratio of net investment income (loss)
to average net assets                                 0.42%           (0.03)%          (0.13)%*           (0.02)%          (0.19)%
Portfolio turnover rate                              22.97%           41.74%           18.28%             19.68%           16.13%

                                                                               CLASS B SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                 2003(4)          2002(4)          2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                           $       3.11     $       4.13     $       5.47       $       6.66     $       5.69
Investment income (loss)--net                        (0.01)           (0.02)           (0.02)             (0.02)              --
Net realized and unrealized
gain (loss) on investments                            0.29            (1.00)           (1.32)             (0.65)            1.24
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.28            (1.02)           (1.34)             (0.67)            1.24
Less Distributions from
  Investment income--net                             (0.00)***           --               --                 --               --
  Capital gains                                         --               --               --              (0.52)           (0.27)
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.00)            0.00             0.00              (0.52)           (0.27)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $       3.39     $       3.11     $       4.13       $       5.47     $       6.66
                                              ==================================================================================
    TOTAL RETURN(1)                                   9.12%          (24.70)%         (24.50)%**          (9.17)%          22.04%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      2,700     $      2,587     $      2,826       $      3,382     $      1,547
Ratio of expenses with reimbursement
to average net assets(2)                              1.86%            1.97%            2.00%*             1.89%            2.01%
Ratio of expenses without
reimbursement to average net assets                   2.24%            2.19%            2.00%*             1.89%            2.01%
Ratio of net investment income (loss)
to average net assets                                (0.08)%          (0.53)%          (0.78)%*           (0.66)%          (0.69)%
Portfolio turnover rate                              22.97%           41.74%           18.28%             19.68%           16.13%


  * Ratios annualized.
 ** Returns are not annualized.

*** Amount less than $0.01.

(1) Does not include the effect of sales charges.

(2) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B. See page 45, "Reimbursements and Waivers".

(3) The information shown here is for the Predecessor Fund, SM&R Growth Fund, Inc. which had a fiscal year ending December 31.
(4) The Fund now has a fiscal year ending August 31.

EQUITY INCOME FUND


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance since inception of Classes A and B. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, Class A and B Shares, which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               CLASS A SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                  2003(4)        2002(4)           2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      19.04     $      22.72     $      25.19       $      24.79     $      28.02
Investment income (loss)--net                         0.22             0.18             0.16               0.36             0.58
Net realized and unrealized
gain (loss) on investments                            1.01            (3.63)           (2.49)              1.50            (1.47)
                                              ----------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                   1.23            (3.45)           (2.33)              1.86            (0.89)
Less Distributions from
  Investment income--net                             (0.24)           (0.23)           (0.14)             (0.38)           (0.58)
  Capital gains                                         --               --               --              (1.08)           (1.76)
                                              ----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                               (0.24)           (0.23)           (0.14)             (1.46)           (2.34)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $      20.03     $      19.04     $      22.72       $      25.19     $      24.79
                                              ==================================================================================
   TOTAL RETURN(1)                                    6.61%          (15.27)%          (9.25)%**           8.61%           (3.01)%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      5,940     $      5,517     $      6,330       $      5,671     $      4,802
Ratio of expenses with reimbursement
to average net assets(2)                              1.26%            1.44%            1.45%*             1.49%            1.51%
Ratio of expenses without
reimbursement to average net assets                   1.50%            1.45%            1.45%*             1.49%            1.51%
Ratio of net investment income
to average net assets                                 1.21%            0.88%            1.03%*             1.32%            1.53%
Portfolio turnover rate                               7.57%           30.99%           18.15%             22.05%            9.81%

                                                                               CLASS B SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                 2003(4)          2002(4)          2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      18.56     $      22.22     $      24.69       $      24.38     $      28.02
Investment income (loss)--net                         0.13             0.09             0.08               0.23             0.47
Net realized and unrealized
gain (loss) on investments                            0.94            (3.57)           (2.47)              1.45            (1.88)
                                              ----------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                   1.07            (3.48)           (2.39)              1.68            (1.41)
Less Distributions from
  Investment income--net                             (0.19)           (0.18)           (0.08)             (0.29)           (0.47)
  Capital gains                                         --               --               --              (1.08)           (1.76)
                                              ----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                               (0.19)           (0.18)           (0.08)             (1.37)           (2.23)
Net Asset Value, End of Period                $      19.44     $      18.56     $      22.22       $      24.69     $      24.38
                                              ==================================================================================
   TOTAL RETURN(1)                                    5.85%          (15.72)%          (9.68)%**           7.95%           (4.86)%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      6,182     $      5,806     $      5,688       $      5,324     $      4,343
Ratio of expenses with reimbursement
to average net assets(2)                              1.76%            1.94%            1.98%*             1.99%            2.01%
Ratio of expenses without
reimbursement to average net assets                   1.99%            1.95%            1.98%*             1.99%            2.01%
Ratio of net investment income
to average net assets                                 0.71%            0.37%            0.50%*             0.74%            1.03%
Portfolio turnover rate                               7.57%           30.99%           18.15%             22.05%            9.81%


  * Ratios annualized.
 ** Returns are not annualized.
(1) Does not include the effect of sales charges.

(2) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B. See page 45, "Reimbursement Waivers".

(3) The information shown here is for the Predecessor Fund, SM&R Growth Fund, Inc. which had a fiscal year ending December 31.
(4) The Fund now has a fiscal year ending August 31.

BALANCED FUND


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance since inception of Classes A and B. Certain information reflects financial results for a single Balanced Fund share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, Class A and B Shares, which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               CLASS A SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                  2003(4)        2002(4)           2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      15.93     $      17.44     $      18.93       $      20.30     $      19.63
Investment income--net                                0.32             0.39             0.23               0.37             0.47
Net realized and unrealized
gain (loss) on investments                            0.77            (1.47)           (1.53)             (0.06)            1.47
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  1.09            (1.08)           (1.30)              0.31             1.94
Less Distributions from
  Investment income--net                             (0.37)           (0.43)           (0.19)             (0.39)           (0.47)
  Capital gains                                         --               --               --              (1.29)           (0.80)
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.37)           (0.43)           (0.19)             (1.68)           (1.27)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $      16.65     $      15.93     $      17.44       $      18.93     $      20.30
                                              ==================================================================================
    TOTAL RETURN(1)                                   7.02%           (6.29)%          (6.87)%**           3.35%           10.13%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      3,419     $      3,183     $      2,713       $      2,512     $      1,777
Ratio of expenses with reimbursement
to average net assets(2)                              1.30%            1.45%            1.50%*             1.50%            1.51%
Ratio of expenses without
reimbursement to average net assets                   1.69%            1.73%            1.50%*             1.92%            1.51%
Ratio of net investment income to
average net assets                                    2.02%            2.27%            1.98%*             2.40%            1.87%
Portfolio turnover rate                              23.83%           25.80%           14.77%             13.17%           18.01%

                                                                               CLASS B SHARES
                                              ----------------------------------------------------------------------------------
                                                                                  8 MONTHS            YEAR          PERIOD FROM
                                                         YEAR ENDED                 ENDED             ENDED         JANUARY 1 TO
                                                         AUGUST 31,              AUGUST 31,        DECEMBER 31,     DECEMBER 31,
                                                 2003(4)          2002(4)          2001(4)            2000(3)          1999(3)
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      16.18     $      17.72     $      19.26       $      20.64     $      19.63
Investment income--net                                0.24             0.30             0.20               0.35             0.40
Net realized and unrealized
gain (loss) on investments                            0.72            (1.47)           (1.59)             (0.08)            1.81
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.96            (1.17)           (1.39)              0.27             2.21
Less Distributions from
  Investment income--net                             (0.31)           (0.37)           (0.15)             (0.36)           (0.40)
  Capital gains                                         --               --               --              (1.29)           (0.80)
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.31)           (0.37)           (0.15)             (1.65)           (1.20)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $      16.83     $      16.18     $      17.72       $      19.26     $      20.64
                                              ==================================================================================
    TOTAL RETURN(1)                                   6.10%           (6.69)%          (7.23)%**           2.79%           11.52%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      2,336     $      2,105     $      1,917       $      2,081     $      1,119
Ratio of expenses with reimbursement
to average net assets(2)                              1.80%            1.95%            2.00%*             2.00%            2.01%
Ratio of expenses without
reimbursement to average net assets                   2.18%            2.22%            2.00%*             2.23%            2.01%
Ratio of net investment income to
average net assets                                    1.51%            1.77%            1.55%*             1.89%            1.36%
Portfolio turnover rate                              23.83%           25.80%           14.77%             13.17%           18.01%


  * Ratios annualized.
 ** Returns are not annualized.
(1) Does not include the effect of sales charges.

(2) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B. See page 45, "Reimbursements and Waivers".

(3) The information shown here is for the Predecessor Fund, SM&R Balanced Fund, Inc. which had a fiscal year ending December 31.
(4) The Fund now has a fiscal year ending August 31.

GOVERNMENT BOND FUND


The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance since the inception of Classes A and B. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund, Class A and B Shares, which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               CLASS A SHARES
                                              ---------------------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                   JANUARY 1 TO
                                                                   YEAR ENDED AUGUST 31,                            AUGUST 31,
                                                  2003              2002            2001              2000             1999
                                              ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      10.88     $      10.75     $      10.14      $      10.20     $      10.62
Investment income--net                                0.40             0.48             0.53              0.57             0.30
Net realized and unrealized gain (loss)
on investments                                       (0.13)            0.13             0.61             (0.06)           (0.42)
                                              ---------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.27             0.61             1.14              0.51            (0.12)
  Less Distributions from
  Investment income--net                             (0.40)           (0.48)           (0.53)            (0.57)           (0.30)
                                              ---------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.40)           (0.48)           (0.53)            (0.57)           (0.30)
                                              ---------------------------------------------------------------------------------
Net Asset Value, End of Period                $      10.75     $      10.88     $      10.75      $      10.14     $      10.20
                                              =================================================================================
    TOTAL RETURN(1)                                   2.51%            5.82%           11.46%             5.15%           (1.17)%***
                                              =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      1,240     $      1,137     $        626      $        127     $         69
Ratio of expenses with reimbursement
to average net assets(2)                              0.73%            1.12%            1.25%             1.25%            1.25%*
Ratio of expenses without reimbursement
to average net assets                                 1.75%            1.80%            1.27%             1.29%            1.42%*
Ratio of net investment income to
average net assets                                    3.62%            4.73%            5.25%             5.68%            5.25%*
Portfolio turnover rate                              99.26%           25.87%           14.01%            30.87%           22.86%

                                                                               CLASS B SHARES
                                              ---------------------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                   JANUARY 1 TO
                                                                   YEAR ENDED AUGUST 31,                            AUGUST 31,
                                                  2003              2002            2001              2000             1999
                                              ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      10.86     $      10.74     $      10.14      $      10.16     $      10.62
Investment income--net                                0.33             0.43             0.48              0.49             0.33
Net realized and unrealized gain (loss)
on investments                                       (0.12)            0.12             0.60             (0.02)           (0.46)
                                              ---------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.21             0.55             1.08              0.47            (0.13)
  Less Distributions from
  Investment income--net                             (0.33)           (0.43)           (0.48)            (0.49)           (0.33)
                                              ---------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.33)           (0.43)           (0.48)            (0.49)           (0.33)
                                              ---------------------------------------------------------------------------------
Net Asset Value, End of Period                $      10.74     $      10.86     $      10.74      $      10.14     $      10.16
                                              =================================================================================
    TOTAL RETURN(1)                                   1.96%            5.27%           10.88%             4.74%           (1.30)%**
                                              =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                               $      1,643     $        758     $        211      $         78     $          8
Ratio of expenses with reimbursement
to average net assets(2)                              1.23%            1.57%            1.75%             1.75%            1.75%*
Ratio of expenses without reimbursement
to average net assets                                 1.95%            2.61%            1.79%             1.84%            1.77%*
Ratio of net investment income to
average net assets                                    2.99%            4.20%            4.69%             5.12%            4.86%*
Portfolio turnover rate                              99.26%           25.87%           14.01%            30.87%           22.86%


  * Ratios annualized.
 ** Returns are not annualized.
(1) Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 0.73% on Class T and A, and 1.23% on Class B. See page 45, "Reimbursements and Waivers".

TAX FREE FUND


The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception of Classes A and B. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund, Class A and B Shares, which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               CLASS A SHARES
                                              ----------------------------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    JANUARY 1 TO
                                                                   YEAR ENDED AUGUST 31,                             AUGUST 31,
                                                  2003              2002            2001               2000             1999
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      10.89     $      10.80     $      10.33       $      10.22     $      10.68
Investment income--net                                0.44             0.43             0.46               0.46             0.21
Net realized and unrealized
gain (loss) on investments                           (0.18)            0.09             0.49               0.12            (0.46)
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.26             0.52             0.95               0.58            (0.25)
Less Distributions from
  Investment income--net                             (0.44)           (0.43)           (0.46)             (0.46)           (0.21)
  Capital gains                                         --               --            (0.02)             (0.01)              --
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.44)           (0.43)           (0.48)             (0.47)           (0.21)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $      10.71     $      10.89     $      10.80       $      10.33     $      10.22
                                              ==================================================================================
    TOTAL RETURN(1)                                   2.40%            4.99%            9.34%              5.86%           (2.37)%**
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period                     $    643,287     $    384,438     $    245,697       $    211,755     $    194,917
Ratio of expenses with reimbursement
to average net assets(2)                              0.75%            0.93%            1.00%              1.00%            1.51%*
Ratio of expenses without
reimbursement to average net assets                   1.24%            1.26%            1.33%              1.35%            2.02%*
Ratio of net investment income to
average net assets                                    4.09%            4.14%            4.34%              4.59%            3.69%*
Portfolio turnover rate                              18.23%            8.80%            0.18%              7.61%            5.09%

                                                                               CLASS B SHARES
                                              ----------------------------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    JANUARY 1 TO
                                                                   YEAR ENDED AUGUST 31,                             AUGUST 31,
                                                  2003              2002            2001               2000             1999
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      10.90     $      10.79     $      10.32       $      10.20     $      10.68
Investment income--net                                0.40             0.37             0.40               0.41             0.18
Net realized and unrealized
gain (loss) on investments                           (0.19)            0.11             0.49               0.13            (0.48)
                                              ----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                  0.21             0.48             0.89               0.54            (0.30)
Less Distributions from
  Investment income--net                             (0.40)           (0.37)           (0.40)             (0.41)           (0.18)
  Capital gains                                         --               --            (0.02)             (0.01)              --
                                              ----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                              (0.40)           (0.37)           (0.42)             (0.42)           (0.18)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                $      10.71     $      10.90     $      10.79       $      10.32     $      10.20
                                              ==================================================================================
    TOTAL RETURN(1)                                   1.91%            4.57%            8.74%              5.47%           (2.85)%**
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period                     $    496,912     $    513,273     $    178,880       $    115,025     $    113,143
Ratio of expenses with reimbursement
to average net assets(2)                              1.25%            1.42%            1.50%              1.50%            2.01%*
Ratio of expenses without
reimbursement to average net assets                   1.74%            1.75%            1.84%              1.87%            2.52%*
Ratio of net investment income to
average net assets                                    3.59%            3.65%            3.82%              4.12%            3.20%*
Portfolio turnover rate                              18.23%            8.80%            0.18%              7.61%            5.09%


  * Ratios annualized
 ** Returns are not annualized.
(1) Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 0.75% on Class A and 1.25% on Class B. See page 45, "Reimbursements and Waivers".

PRIMARY FUND


The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each year shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years shown have been audited by Tait, Weller & Baker. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                            YEAR ENDED AUGUST 31,
                                              ----------------------------------------------------------------------------------
                                                  2003             2002             2001               2000             1999
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $       0.99     $       1.00     $       0.99       $       1.00     $       1.00
Investment income--net                                0.01             0.02             0.05               0.06             0.05
Net realized and unrealized gain (loss) on
investments                                             --            (0.01)            0.01              (0.01)              --
                                              ----------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                   0.01             0.01             0.06               0.05             0.05
Less Distributions from
  Investment income--net                             (0.01)           (0.02)           (0.05)             (0.06)           (0.05)
                                              ----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                               (0.01)           (0.02)           (0.05)             (0.06)           (0.05)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Year                  $       0.99     $       0.99     $       1.00       $       0.99     $       1.00
                                              ==================================================================================
   TOTAL RETURN                                       1.35%            1.33%            6.20%              4.68%            4.75%
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)       $     27,409     $     27,304     $     31,857       $     26,795     $     30,838
Ratio of expenses with reimbursement to
average net assets                                    0.80%            0.80%            0.80%              0.80%            0.80%
Ratio of expenses without reimbursement to
average net assets(1)                                 0.89%            0.92%            0.97%              1.04%            1.06%
Ratio of net investment income to average
net assets                                            1.35%            2.29%            5.10%              5.55%            4.66%
Portfolio turnover rate                                 --               --               --              18.46%           30.47%



(1) Effective June 1, 2002, the Fund's Adviser elected to waive or reduce expenses to 0.80%. See page 45, "Reimbursements and Waivers."

MONEY MARKET FUND

The following financial highlights table is intended to help you understand the Money Market Fund's financial performance for the periods shown since its inception. Certain information reflects financial results for a single Money Market Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Money Market Fund which have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Money Market Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.


                                                                                                                    PERIOD FROM
                                                                    YEAR ENDED AUGUST 31,                           JANUARY 1 TO
                                              -----------------------------------------------------------------      AUGUST 31,
                                                  2003             2002             2001               2000             1999
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $       1.00     $       1.00     $       1.00       $       1.00     $       1.00
Investment income--net                                0.01             0.02             0.05               0.05             0.03
                                              ----------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                   0.01             0.02             0.05               0.05             0.03
Less distributions from
  Investment income--net                             (0.01)           (0.02)           (0.05)             (0.05)           (0.03)
                                              ----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                               (0.01)           (0.02)           (0.05)             (0.05)           (0.03)
                                              ----------------------------------------------------------------------------------
Net Asset Value, end of Period                $       1.00     $       1.00     $       1.00       $       1.00     $       1.00
                                              ==================================================================================
   TOTAL RETURN                                       0.80%            1.53%            4.92%              5.56%            2.89%**
                                              ==================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of Period (000's omitted)     $    103,469     $    154,610     $    102,092       $     54,258     $     10,681
Ratio of expenses with reimbursement to
average net assets                                    0.50%            0.50%            0.49%              0.49%            0.50%*
Ratio of expenses without reimbursement to
average net assets                                    0.58%            0.56%            0.49%              0.66%            1.22%*
Ratio of net investment income to average
net assets                                            0.84%            1.48%            4.63%              5.58%            4.45%*


  * Ratios annualized.
 ** Returns are not annualized.

             SHAREHOLDER'S GUIDE TO INVESTING IN SM&R'S MUTUAL FUNDS

                   IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R FUNDS. IT EXPLAINS THE VARIOUS SERVICES AVAILABLE TO YOU AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN SUCH "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

SM&R'S WEB SITE: www.smrinvest.com
BUSINESS HOURS:

      8:00 A.M. TO 4:30 P.M. CENTRAL TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ON ANY SM&R BUSINESS DAY ("REGULAR TRADING DAY")


      24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES" IN THIS GUIDE

TRANSFER AGENCY MAILING ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      P.O. BOX 58969
      HOUSTON, TEXAS 77258-8969

OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      2450 SOUTH SHORE BOULEVARD, SUITE 120
      LEAGUE CITY, TEXAS 77573

IMPORTANT PHONE NUMBERS:
      INVESTOR HOTLINE/VOICE RESPONSE:
            1-877-239-2049
      INVESTOR SERVICES DEPARTMENT:
            1-800-231-4639

FAX NUMBERS:
      TRANSFER AGENCY:
            1-281-538-4983

WIRING INSTRUCTIONS:
      MOODY NATIONAL BANK OF GALVESTON
      ABA #113100091
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      #035 868 9
      NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

THIRD PARTY CHECKS
To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

ADDRESS CHANGES

Address changes can be submitted in writing, faxed or called in to our Investor Services Department. All Systematic Withdrawal Plan (SWP) address changes must be in writing and require a signature guarantee.


MINIMUM INVESTMENT AMOUNTS:
The funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

The funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

                                                INITIAL         ADDITIONAL
Regular Accounts                               $       100       $     20
Automatic Investment Plan                      $       100       $     20
Retirement Plans                               $       100       $     20
Primary and Money Market Funds                 $     1,000       $    100
Alger Funds                                    $       500       $     50

CERTIFICATES
Share certificates are not issued by the funds. Your purchases are maintained on the records of the funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

SPECIAL FEES:
      - Tax-deferred: $10.00 per account custodian fee deducted annually

      - Wiring fee: $20.00 for wire redemption proceeds under $10,000

SIGNATURE GUARANTEE REQUIREMENTS:
Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

CHECK WRITING OPTION:
Available in the SM&R Money Market Fund Class A only. Refer to "Important Facts About Redeeming"

TELEPHONE SERVICES:
SM&R will automatically establish a telephone redemption/exchange option on all new non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

REQUIRED INFORMATION FOR OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires SM&R to obtain, verify, and record information that identifies each person who opens an account. When you open an account, SM&R is required to collect information such as:

      - Your name
      - Date of birth
      - Address
      - Appropriate identification number
      - Driver's license number and state of issuance or other identifying documents

What happens if I don't provide the information requested or my identity can't be verified?

If you do not provide the requested information, SM&R may not be able to open an account or carry out transactions for you. If SM&R has already opened an account for you, it may have to be closed.


PLEASE KEEP IN MIND THAT ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

   INDIVIDUAL OR JOINT OWNERSHIP
     Individual accounts are owned by one person. Joint accounts have two or more owners.

   A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
     An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

   TRUST

     An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. A complete copy of the Trust document must be provided, with all relevant Trust information.


   BUSINESS ACCOUNTS
     Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

   TAX-DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. INVESTORS SHOULD CONSULT THEIR TAX ADVISER OR LEGAL COUNSEL BEFORE SELECTING A TAX-DEFERRED ACCOUNT.

     Because IRAs, SEPs, TSAs, and other tax-deferred accounts are deferred from federal income tax, they will not benefit from the tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not considered to be suited for these types of accounts.

     Comprehensive Investment Services, Inc. ("CIS") serves as custodian for the applicable tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $10.00 for each tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

   TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
     Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.

   ROTH INDIVIDUAL RETIREMENT ACCOUNTS
     Roth IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.

   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
     This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually per child under the age of 18.

   SIMPLIFIED EMPLOYEE PENSION PLAN
     This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   SIMPLE

     This plan allows employee pre-tax contributions up to $9,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.


   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
     These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

   SECTION 403(b)(7) PLAN
     Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

   SECTION 529 PLAN
     This plan allows individuals and 501(c)(3) organizations to establish and contribute to an account(s) to be used for postsecondary educational expenses of designated beneficiaries.

PRICING OF FUND SHARES


GENERAL (HOW SHARES ARE PRICED). Each fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in the prospectus.) You may purchase shares of the SM&R Primary Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A and B shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.


A NOTE ON PRICING. With the exception of the Money Market Fund, the funds' investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The funds also may use fair value pricing if the value of a security held by the fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.


SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time) on any SM&R business day. NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. Below is the method used by the funds to calculate the NAV on any given day.


                      Total Assets -- Liabilities
   Net Asset Value  = ----------------------------
                      Number of Shares Outstanding


Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading on any SM&R business day at the next NAV determined that day (currently 3:00 p.m. Central Time) if:


     - SM&R receives your request in good order prior to the close of the regular trading day;

     - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day (on any SM&R business day) and reports your order to SM&R prior to currently 3:00 p.m. Central Time on the same day; or
     - SM&R is advised of bank wire purchases received by Moody National Bank before 3:00 p.m. Central Time.

If we receive your order after the close of the regular trading day or on any day that the Exchange or SM&R is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SM&R's business holidays for calendar year 2004 are New Year's Day, Good Friday, Memorial Day, July 5, Labor Day, Thanksgiving Day, Friday after Thanksgiving, December 23 and 24, and December 31.

                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.


        METHOD                              OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH         - Determine the fund and the Class in which you want    - Make your check payable to SM&R MUTUAL
A REGISTERED                 to invest.                                              FUNDS.
REPRESENTATIVE             - Complete and sign the account application             - Use the investment slip on your
                           - Make the check payable to SM&R MUTUAL FUNDS.            confirmation, or
                           - Mail the application and your check to SM&R at the    - Write a note specifying:
                             address on the first page of this guide.                  -- Your account number
                           - Or deliver the information to your representative         -- The fund name
                             (provided he or she has a broker-dealer arrangement       -- Share class
                             with SM&R).                                               -- The name(s) in which the account is
                                                                                          registered.
                                                                                   - Mail to the address indicated on the
                                                                                     cover page of this guide.

BY WIRE                    - Call Investors Services to notify SM&R that you       - Call Investors Services at the number on
                             have wired funds for your mutual funds account          the first page of this guide, on any
                             (call by noon, Central Time, if you want wired          business day.
                             funds to be credited that day)                        - You can send your investment either by:
                               Instruct your bank to wire or transfer your             -- Federal Funds Wire (offers immediate
                               purchase (your bank may charge a wiring fee)               access to funds), or
                               using the information on the first page of this         -- Electronic transfer via ACH which
                               guide.                                                     avoids wiring fees, if your bank
                           - Complete the account application, fax to SM&R and            account is set up on file
                             mail the original to the appropriate address.
                           - Wires received before 3:00 p.m. Central Time on
                             regular trading days will receive that day's
                             closing price (if not, you will receive the next
                             trading day's closing price).

BY EXCHANGE                - You can make an investment by exchange from an existing Fund in the SM&R Mutual Funds to another fund by calling Investor Services if your account(s) have telephone exchange privileges.
                           - You can only exchange shares in the same class with identical registrations.
                           - There is no sales charge or redemption fee when exchanging from one fund to another within the same class of shares.
                           - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
                           - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                           - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                           - Be sure you read the prospectus for the fund into which you are exchanging.
                           KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF
                           ANOTHER FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED ACCOUNT.

AUTOMATIC                  - You can transfer money automatically from your bank   - To establish automatic investing for an
INVESTMENT PLAN              account into your fund account on a monthly basis.      existing account, call Investor Services
THROUGH THE                - Initial investment minimum is $100 ($500 for the        for an application.
AUTOMATED                    Alger Funds; $1,000 for the Primary and Money         - The minimum is $20 ($50 for the Alger
CLEARING HOUSE               Market Funds) if you invest at least $20 ($50 for       Funds; $100 for the Primary and Money
(ACH)                        the Alger Funds; $100 for the Primary and Money         Market Funds).
                             Market Funds) per month with this service.
                           - To enroll, check off the box on the account
                             application and provide:
                               1. Your bank account information,
                               2. The amount and date of your monthly
                                  investment, and
                               3. A voided check.

                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares of the funds. Redemptions will be at net asset value, less any applicable CDSC, which is determined on the date your request is received by SM&R in good order.


        METHODS                                                     REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------
CALL US                    - Call Investor Services during normal business hours on any business day.
                           - This service is only available for those accounts which are non-qualified and non-tax deferred:
                               1. The amount requested is $500 or more per account.
                               2. The amount is less than $50,000 in aggregate.
                               3. The proceeds are to be mailed to the address of record or electronically transferred to the bank account indicated on your fund account.
                               4. There has been no change of address for either you or your bank for 30 days.
                               5. The account has Telephone Redemption privileges.
                               6. The security procedures discussed in this guide have been met.
                               7. There are no outstanding certificate shares on the account.
                           - All authorized requests received before 3:00 p.m. Central Time on regular trading days will be processed at that day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
                           - We can either:
                               --  wire the proceeds the next business day into your bank account of record (service charges may apply)
                               --  electronically transmit the proceeds to your bank account of record via the ACH service
                               --  mail you a check to the address of record
                           - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe to be genuine. (Refer to "Security Procedures" later in this guide.)
                           - See exceptions below for requests that must be made in writing.
                           - A $20.00 fee is charged for redemptions by wire under $10,000.
                           - To redeem from a tax-deferred account, call Investor Services for a special withdrawal form.

WRITE US                   - You can mail a redemption request to the appropriate address listed on the first page of this guide.
                           - Your letter of instruction must:
                               -- list your account number, the fund name and fund number
                               -- indicate the number of shares or dollar value you wish to redeem
                               -- be signed by the registered owner(s)
                               -- include any outstanding share certificates issued prior to January 1, 1999
                               -- include special withdrawal forms for tax deferred accounts
                           - Refer to "Signature Guarantee" below for requests that must be signature guaranteed.

FAX US                     You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets requirements under "Call Us" above. Your fax requests must be received by
                           SM&R before 3:00 p.m. Central Time on regular trading days to receive that day's closing price.

MONEY MARKET               You can receive same day redemptions by wire if SM&R receives a redemption order prior to
FUND EXPEDITED             11:00 a.m. Central Time for the Money Market Fund. If we receive your request after 11:00
REDEMPTION                 a.m. Central Time and before 3:00 p.m. Central Time, we generally will transmit payment on the next day. (Refer to "CALL US" section above.)

SELL YOUR                  You may also redeem your shares by coming to SM&R's home office, and deliver your request in
SHARES IN                  person prior to 3:00 p.m. Central Time on regular trading days to receive that day's closing
PERSON                     price.

SYSTEMATIC                 You can withdraw money automatically from your fund account on a monthly, quarterly,
WITHDRAWAL PLAN            semi-annual, and annual basis -- without redemption fees -- on or about the 20th of the month
(SWP)                      and if:
                               -  Your account value is $5,000 or more
                               -  You complete the relevant section of the application
                               -  The withdrawal can be mailed to you at your address of record, or deposited directly to your bank account via ACH
                               -  The minimum withdrawal is $50 per month.
                               -  If a percent is elected, the maximum amount is 1% of your account per month or 12%
                                  annually.
                           To obtain proper forms, contact Investor Services.
                           See "Important Facts About Redeeming" later in this guide for more information.

PAYMENT OF REDEMPTION PROCEEDS


Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Mailing of redemptions of shares recently purchased by a personal check, payroll deduction, direct bill or ACH transfer (discussed later in this guide) will generally be delayed for up to fifteen (15) business days to allow the check or transfer to clear. However, this time period may be extended depending on the payment method.


We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS      Written instructions must be signed by each shareholder,
                                 exactly as the names appear in the account registration.

UGMA OR UTMA                     Written instructions must be signed by the custodian in
                                 his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by the state in which the UGMA or UTMA was established.

SOLE PROPRIETOR, GENERAL         Written instructions must be signed by an authorized
PARTNER                          individual in his/her capacity as it appears on the account registration.

Corporation, Association         Written instructions must be signed by the person(s)
                                 authorized to act on the account.
                                 In addition, a certified copy of the corporate resolution
                                 authorizing the signer to act must accompany the request.

TRUST                            Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account application, a current certificate of incumbency dated within
                                 60 days must also be submitted.

IRA OR TSA                       A special withdrawal form must be signed by the account owner,
(INCLUDES ALL TYPES OF IRAS)     and you may obtain this form by contacting Investor Services at the number on the first page of this guide. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply.
                                 In addition, your instructions must state whether the
                                 distribution is normal (after age 59 1/2 or premature
                                 (before age 59 1/2 and, if premature, whether any exceptions such as death or disability apply with regard to the 10%
                                 additional tax on early distributions. In addition, TSA's will have a 20% mandatory withholding tax applied to all
                                 distributions if the account owner is under 70 1/2.

EXECUTORS OF SHAREHOLDER         Written instructions must be signed by the executor. A copy of
ESTATES                          the order appointing the executor, certified within the past 12 months must accompany the letter of instructions.
                                 A signature guarantee must be provided as discussed below.

SIGNATURE GUARANTEE


To protect you and the funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The Fund, or its transfer agent, reserves the right to require that each named individual on an account provide a signature guarantee.

The following circumstances require a signature guarantee:

- Redemptions from one or more of the funds total $50,000 or more
- You want the proceeds sent to an address other than the address currently appearing on your account
- You want the proceeds sent to a bank account not listed on your account
- You want the proceeds payable to anyone other than the registered owner(s) of the account
- Either your address or the address of your bank account has been changed within 30 days
- The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:
    Corporate accounts: certified copy of corporate resolution
    Fiduciary accounts: copy of the power of attorney or other governing document
- The funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

WHO CAN PROVIDE A SIGNATURE GUARANTEE:
     - Commercial Bank
     - Trust Company
     - Savings Association
     - Credit Union
     - Member of Medallion Program
     - Member of a U.S. Stock Exchange
     - Authorized SM&R Representatives
     NOTARY PUBLIC NOT ACCEPTABLE

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in the prospectus for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in the same class of the same fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax adviser to determine any possible tax ramifications of such a transaction. Each fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:


     (1) your letter of instruction or a stock power specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock power must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;

     (2) any required signature guarantees (see "Signature Guarantees" above);
         and
     (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

     (1) death of the employee;
     (2) termination of service with the employer; or
     (3) retirement of employee.


CHECK WRITING OPTION. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.


  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will not be honored and returned to the payee and the shareholder may be subject to extra charges as a result.

  Primary Fund shareholders with check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.

  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook by SM&R free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit. All checkbooks MUST be ordered through SM&R. Please do not use outside vendors to produce your Money Market or Primary Fund checkbooks. ADDITIONALLY, A CHECK CANNOT BE USED TO CLOSE OUT YOUR MONEY MARKET OR PRIMARY FUND ACCOUNT. Refer to the "How to Redeem Shares" section on page 66 or call our Investor Services Department.

REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if the value of the account is below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may also purchase or sell shares of the funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. If you utilize a Processing Organization the funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the funds offer other services and plans described below. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax adviser.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts between $500 and $50,000. Through this service, you will be able to purchase additional shares for a fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS. Additionally, a shareholder account cannot be closed out by Telephone Redemption. Refer to the section "How to Redeem Shares" on page 66 or call our Investor Services Department.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS
  The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:
         (i)    the name of the fund or funds;
         (ii)   all digits of the account number;
         (iii)  the exact name and address used in the registration(s); and
         (iv) the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

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

VOICE RESPONSE UNITS

The SM&R Investor Hotline, an automated telephone service, allows you unlimited, 24-hour access to your SM&R mutual fund accounts. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

For additional restrictions refer to "Exchange Privilege" below.


AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any fund at net asset value. In order for dividends to be paid out in cash, your account balance must be at least $5,000. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions into another fund in the same class of shares.


  You must comply with the following requirements to invest your dividends and distributions in shares of another fund:
     (1) Your account balance (A) in the fund paying the dividend must be at least $5,000; and (B) the fund receiving the dividend must have an account balance of at least $500.
     (2) Both accounts must have identical registration information, that is they cannot be in different names; and
     (3) You must have elected, in writing, to reinvest dividends into another fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer. For qualified and tax-deferred accounts, all investments are reported on a calendar year basis.

GROUP SYSTEMATIC INVESTMENT PLAN. SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants or a minimum of $150.00 under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 ($50 for the Alger Funds; $100 for the Primary and Money Market Funds) per account. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in the funds, you may be permitted to exchange shares that you own for shares of another fund without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND AND A PARTICULAR CLASS IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.


  You may exchange Class A and Class B shares that you own in the SM&R Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund. You also may exchange your Class A or Class B shares for shares of the Primary Fund or Money Market Fund, subject to two conditions:


     - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more, and 6 years in the case of Class B share purchases of the SM&R Equity Funds, and 4 years in the case of Class B share purchases of the SM&R Fixed Income Funds), and

     - you meet any minimum investment requirement for the shares you wish to acquire.


  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Growth Fund. You then exchange such Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.


  Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:
     (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
     (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;
     (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
     (d) the minimum dollar amount of a telephone exchange is $500;
     (e) SM&R must have received full payment for the shares being exchanged;
     (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
     (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
     (h) you have received a prospectus for the fund shares you receive in the exchange.


  You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vice versa. You may exchange shares you own in the Money Market Fund or Primary Fund for Class A or Class T shares of another fund, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B shares of another fund.


  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISER FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund, the purchase date of the original investment will be used to determine the appropriate conversion date.

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS AND TAXABILITY. To avoid taxation of the funds, the IRS Code requires each fund to distribute net income and any capital gains realized on its investments annually. A fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

  Dividends you receive from the SM&R Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

  The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

                                   DIVIDENDS                      CAPITAL GAINS
                                   DECLARED                           PAID
------------------------------------------------------------------------------------
GROWTH FUND                        June and                         December
                                   December

ALGER GROWTH                       Annually                         December
FUND

ALGER                              Annually                         December
AGGRESSIVE
GROWTH FUND

EQUITY INCOME                     March, June,                      December
FUND                               September,
                                   December

BALANCED                          March, June,                      December
FUND                               September,
                                   December

ALGER SMALL-                       Annually                         December
CAP FUND

ALGER                              Annually                         December
TECHNOLOGY
FUND

GOVERNMENT                          Monthly                         December
BOND FUND

TAX FREE FUND                       Monthly                         December

MONEY MARKET             Daily paid Monthly (Same day                  --
FUND                       dividends are earned on a
                         purchase in the Money Market
                         Fund if SM&R receives payment
                        before 11:00 a.m. Central Time
                         on that date. Purchases after
                        that time, but before 3:00 p.m.
                          Central Time, will begin to
                          earn dividends on the next
                                     day.)

PRIMARY FUND                     Daily paid                         December
                                  Monthly

DISTRIBUTIONS EFFECT ON NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and Capital Gains Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.


BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 30% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.


TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax adviser concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOUSEHOLD MAILINGS. Each year you are automatically sent an updated prospectus, and annual and semi-annual reports for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

RIGHTS RESERVED BY THE FUND. The Fund reserves the right:
     -   to waive, lower, or raise investment minimums;
     - to accept initial purchases by telephone from a registered representative;
     -   to refuse any purchase order;
     - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;
     - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;
     - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;
     -   to not act on instructions believed not to be genuine; or
     - to otherwise modify the conditions of purchase and any services at any time.

                                   APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA   An obligation rated "AAA" has the highest rating assigned by Standard
      & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE (NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER RATINGS:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER RATINGS:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           - Leading market positions in well-established industries.

           - High rates of return on funds employed.

           - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL
PAPER):

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

HIGH GRADE

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1 High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

[SM&R LOGO]

                                PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information -- INFORMATION ABOUT YOU THAT IS NOT PUBLICLY AVAILABLE -- we may collect, how we use it and how we protect your privacy.

PRIVACY POLICY HIGHLIGHTS

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

- Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

- Information about transactions with us, our affiliates and third parties.

- Information from others such as credit reporting agencies, employers and federal and state agencies.

- Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

SHARING OF NONPUBLIC PERSONAL INFORMATION

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

- affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

- other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

CONFIDENTIALITY, SECURITY, AND INTEGRITY

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INDEPENDENT SM&R REPRESENTATIVES

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

UPDATING AND CORRECTING YOUR PERSONAL ACCOUNT INFORMATION

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

PRIVACY POLICY CHANGES

We reserve the right to change any of their privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING:   Securities
Management and Research, Inc., SM&R Mutual Funds, American National Insurance Company and Comprehensive Investment Services.

                         NOT PART OF THE PROSPECTUS

                      FOR MORE INFORMATION ABOUT THE FUNDS

The following documents contain more information about the funds and are available free upon request:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS
The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS
You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

SECURITIES MANAGEMENT AND RESEARCH, INC.
P.O BOX 58969
HOUSTON, TEXAS 77258-8969
TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
           1-281-334-2469 (COLLECT)

PUBLIC INFORMATION
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 202-942-8090 or by sending an e-mail to publicinfo@sec.gov. Reports and other information about the funds also are available on the EDGAR database on the Commission's Internet site at http :/www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

SM&R EQUITY FUNDS:

  SM&R ALGER TECHNOLOGY FUND

  SM&R ALGER AGGRESSIVE GROWTH FUND

  SM&R ALGER SMALL-CAP FUND

  SM&R ALGER GROWTH FUND

  SM&R GROWTH FUND

  SM&R EQUITY INCOME FUND

  SM&R BALANCED FUND

SM&R FIXED INCOME FUNDS:

  SM&R GOVERNMENT BOND FUND

  SM&R TAX FREE FUND

  SM&R PRIMARY FUND

  SM&R MONEY MARKET FUND

                                                              Investment Company
                                                              File No. 811- 6477

Form 9094 (12/03)

[SM&R LOGO]

SM&R INVESTMENTS, INC.

FIXED INCOME FUNDS
EQUITY FUNDS
"CLASS T SHARES"

SM&R EQUITY FUNDS:

CLASS T
SM&R GROWTH FUND
SM&R EQUITY INCOME FUND
SM&R BALANCED FUND

SM&R FIXED INCOME FUNDS:

CLASS T
SM&R GOVERNMENT BOND FUND
SM&R TAX FREE FUND

SINGLE CLASS FUND
SM&R PRIMARY FUND


PROSPECTUS, DECEMBER 31, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                        TABLE OF CONTENTS


FUND SUMMARIES                                                                 1
SM&R Growth Fund                                                               1
SM&R Equity Income Fund                                                        3
SM&R Balanced Fund                                                             5
SM&R Government Bond Fund                                                      7
SM&R Tax Free Fund                                                             8
SM&R Primary Fund                                                              9

PERFORMANCE                                                                   10
Bar Charts and Performance Tables                                             11

EXPENSES OF THE FUNDS                                                         17
Fees and Expenses of the Funds                                                17

EXAMPLE OF FUND EXPENSES                                                      18

ADDITIONAL EXPLANATION OF RISK FACTORS                                        19

SHARES OF THE FUNDS                                                           22
Eligible Purchasers of Class T Shares                                         22
Class T Sales Charges                                                         23
Sales Charge Reductions & Waivers                                             23

THE SM&R FUNDS AND THEIR MANAGEMENT                                           25
Investment Adviser                                                            25
Portfolio Management                                                          26

FINANCIAL HIGHLIGHTS                                                          28
SM&R Growth Fund                                                              29
SM&R Equity Income Fund                                                       30
SM&R Balanced Fund                                                            31
SM&R Government Bond Fund                                                     32
SM&R Tax Free Fund                                                            33
SM&R Primary Fund                                                             34

SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS                     35

APPENDIX                                                                     A-1


[SIDENOTE]

WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU

This prospectus explains the investment objectives, risks and strategies of each of the SM&R funds. Reading the prospectus will help you to decide which SM&R fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

FUND SUMMARY                                                    SM&R GROWTH FUND

INVESTMENT OBJECTIVE

The SM&R Growth Fund (the "Growth Fund") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 80% of its total assets in common stock. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment adviser:

   - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time

   - places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.


The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "sector overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and industrials. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, basic materials), referred to as "sector underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.


PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:

   - The market value of the fund's securities could decline (market risk).

   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class T-Fund #021

Inception Date - 1/31/69


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Andrew R. Duncan

Assistant Portfolio Manager:
   Gordon D. Dixon

Fund Portfolio Turnover:

        22.97%


NASDAQ Symbol:
    AMRNX   Class T

Dividend Payment Schedule:
    Semi-Annually

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

   - have long-term investment goals (ten years or more)

   - are willing to accept higher short-term risk

   - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate:

   - if you are investing with a shorter time horizon (less than ten years)

   - if you are uncomfortable with an investment that will go up and down in value

   - as your complete portfolio

FUND SUMMARY                                             SM&R EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The SM&R Equity Income Fund (the "Equity Income Fund") seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, normally invests at least 75% of the Equity Income Fund's assets in common stocks (primarily income producing). This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance,managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "sector overweighting." Examples of sectors

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class T-Fund #022

Inception Date - 5/1/70


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Andrew R. Duncan

Assistant Portfolio Manager:
  Gordon D. Dixon

Fund Portfolio Turnover:

        7.57%


NASDAQ Symbol:
    AMNIX Class T

Dividend Payment Schedule:
     Quarterly
with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology), referred to as "sector underweighting." As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

PRINCIPAL RISK FACTORS


The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:


   - The market value of the fund's securities could decline (market risk).

   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

   - Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

   - Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

   - have medium-term investment goals (five years or more)

   - are comfortable with moderate to aggressive risk

   - are looking for a fund with both growth and income components

   - are seeking to participate in the equity market

   - are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

   - are investing with a shorter-time horizon (less than five years)

   - are investing for maximum return

   - require a high degree of stability of your principal

FUND SUMMARY                                                  SM&R BALANCED FUND

INVESTMENT OBJECTIVE

The SM&R Balanced Fund (the "Balanced Fund") seeks to conserve principal,produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment adviser, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The proportion invested in stocks, bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.


SM&R will generally select stocks based on certain growth and value considerations. A growth stock would include the stock of a company whose underlying earnings growth rate is greater than the market. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.


The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements.

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class T-Fund #023

Inception Date - 11/20/87


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Andrew R. Duncan

Assistant Portfolio Manager:
  Gordon D. Dixon

Fund Portfolio Turnover:

        23.83%


NASDAQ Symbol:
    ANTRX Class T

Dividend Payment Schedule:
     Quarterly

The Balanced Fund will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

PRINCIPAL RISK FACTORS


The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Balanced Fund are as follows:


   - The market value of the fund's securities could decline (market risk).

   - SM&R's investment decisions (such as determining the ratio of stock to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).

   - Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

   - SM&R Balanced Fund

   - Interest rates could increase which can cause the value of debt securities to decline (interest rate risk).

   - Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

   - The fund could be unable to find a buyer for its securities (liquidity risk).

   - The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

   - Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:


   - are seeking current income, but also want to participate in equity investments


   - are looking for a more conservative alternative to a growth-oriented portfolio

   - want a well-diversified and relatively stable investment allocation

   - need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:

   - are investing for a maximum return over a long time horizon

   - require a high degree of stability of your principal

FUND SUMMARY                                           SM&R GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The SM&R Government Bond Fund (the "Government Bond Fund") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks.

PRINCIPAL INVESTMENT STRATEGIES

The Government Bond Fund normally invests at least 80% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes (issued by the Government National Mortgage Association), Freddie Macs (issued by the Federal Home Loan Mortgage Corporation), and Fannie Maes (issued by the Federal National Mortgage Association). This fund may also invest assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Government Bond Fund generally invests primarily in medium and long term securities. The weighted average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Ginnie Maes); others, by the agency or instrumentality with limited rights to borrow from the U.S. Treasury (such as Fannie Maes); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:

   - interest rates rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

   - the worldwide demand for U.S. government securities falls.

   - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages.

   - interest rates rise enough to cause fewer people than expected to repay their mortgages early if any bonds the fund owns are downgraded in credit rating or into default.

   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

   This fund may be appropriate if you:

   - are seeking income to meet current needs

   - are willing to accept moderate risk of volatility

   - are retired or nearing retirement

This fund may NOT be appropriate if you:

   - are investing for maximum return over a long time horizon

   - require absolute stability of your principal

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class T-Fund #026

Inception Date - 3/16/92


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Anne M. LeMire

Asst. Portfolio Manager:
  Gordon D. Dixon

Fund Portfolio Turnover:

        99.26%


NASDAQ Symbol:
    SMRGX Class T

Dividend Payment Schedule:
    Monthly

FUND SUMMARY                                                  SM&R TAX FREE FUND

INVESTMENT OBJECTIVE

The SM&R Tax Free Fund (the "Tax Free Fund") seeks to provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income taxes.Municipal securities are obligations issued by or on behalf of states,territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poor's and Fitch.

The weighted average portfolio maturity of the Tax Free Fund generally is expected to be in the six to fifteen year range (some securities have longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.


Under normal market conditions up to 20% of the Tax Free Fund's net assets (and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets) may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S.Government, its agencies, instrumentalities or authorities; (2) corporate debt obligations which at the date of the investment are rated A or higher by Moody's, S&P, or Fitch;
(3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or S&P, or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and (5) repurchase agreements secured by U.S. Government securities, provided that no more than 15% of the Tax Free Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days. When temporary defensive measures are employed, the Tax Free Fund may not achieve its investment objective.


PRINCIPAL RISK FACTORS

You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:

   - interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase (interest rate risk).

   - if any bonds the fund owns are downgraded in credit rating or go into default, these bonds may become harder to value or to sell at a fair price (credit risk).

   - if any of the bonds are Baa or BBB rated securities they may be less liquid and involve somewhat greater risk (liquidity risk).

ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

   - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes

   - are in a high tax bracket (28% and up)

   - are seeking income to meet current needs

   - are willing to accept moderate risk of volatility

This fund may NOT be appropriate if you:

   - are investing for maximum return

   - require absolute stability of your principal

   - prefer capital gains over ordinary income


   - are in a lower tax bracket


[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Classes of Shares Offered in this Prospectus:
Class T-Fund #028

Inception Date - 9/9/93


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Anne M. LeMire

Asst. Portfolio Manager:
  Gordon D. Dixon

Fund Portfolio Turnover:

       18.23%


NASDAQ Symbol:
    SMRTX Class T

Dividend Payment Schedule:
     Monthly

FUND SUMMARY                                                   SM&R PRIMARY FUND

INVESTMENT OBJECTIVE

The SM&R Primary Fund (the "Primary Fund") seeks maximum current income consistent with capital preservation and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Primary Fund invests primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. This fund will only invest in commercial paper rated in one of the two highest rating categories by one or more of the nationally recognized statistical rating organizations.

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends.It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions.

The Primary Fund may also invest in:

   - U.S. Government obligations;

   - corporate debt obligations maturing in five years or less and rated "A"or higher;

   - certificates of deposit generally maturing in 3 years or less; and

   - repurchase agreements.


The weighted average portfolio maturity generally is expected to be in a range of two to five years (some securities may have shorter or longer maturities). The average portfolio maturity will likely be shorter when management anticipates that interest rates will increase and longer when interest rates are expected to decrease.


PRINCIPAL RISK FACTORS

You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:

   - interest rates rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

   - if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:

   - are seeking income to meet current needs

   - are willing to accept moderate risk of volatility

   - are more concerned with safety of principal than with investment returns

   - are retired or nearing retirement

This fund may NOT be appropriate if you:

   - are investing for maximum return

   - require absolute stability of your principal

   - are investing for goals that are many years in the future

   - prefer capital gains over ordinary income

[SIDENOTE]

FUND FACTS YOU MAY FIND HELPFUL

Single Class
Fund #627

Inception Date - 3/16/92


Investment Adviser:
Securities Management and Research, Inc.

Portfolio Manager:
  Anne M. LeMire

Asst. Portfolio Manager:
  Gordon D. Dixon

Fund Portfolio Turnover:
         0%

NASDAQ Symbol:
    SMRPX

Dividend Payment Schedule:
    Monthly

                                   PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns for such funds by:

   - showing performance for each of the last 10 calendar years or since inception if less than 10 years and

   - showing how average annual returns compare to those of a broad measure of market performance.


   - showing how average annual returns compare to the returns of indexes of funds with similar investment objectives.


SPECIAL MATTER AFFECTING THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND

Such funds, which commenced operations on December 31, 2000, are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). Accordingly, most of the information below for the Growth Fund, Balanced Fund, and Equity Income Fund will be information from the Predecessor Funds.


These bar charts include the effects of fund expenses, but not sales charges and account fees. The returns shown would be lower if such sales charges were included. As also noted above, much of the performance information is for periods prior to adoption of multiple-plans and 12b-1 plans. If multiple classes had been in existence, the financial performance would have been lower than depicted because of the imposition of distribution and/or service fees pursuant to the 12b-1 plans.


PRIOR PERFORMANCE

When reviewing the information for the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund, note that such funds adopted a multiple-class plan and 12b-1 plan effective January 1, 1999. Upon the adoption of the multiple-class plan by these funds, the existing single-class shares of these funds were renamed as Class T shares. Accordingly, the performance information presented below for the Class T shares for periods prior to January 1, 1999 is the performance information of the single-class shares that existed prior to such date.

                    PAST PERFORMANCE (BEFORE AND AFTER TAXES)
                     IS NOT NECESSARILY AN INDICATION OF HOW
                      THE FUNDS WILL PERFORM IN THE FUTURE.

GROWTH FUND

The following bar chart shows the annual total returns (%) for Class T of the Growth Fund or, as noted above, of the SM&R Growth Fund, Inc., for each of the last 10 calendar years.

[CHART]

1993       8.17%
1994       4.98%
1995      25.20%
1996      17.64%
1997      22.24%
1998      18.35%
1999      24.49%
2000      (8.25%)
2001     (25.13%)
2002     (25.72%)


The Growth Fund's Class T unannualized return for the period from January 1, 2003 through September 30, 2003 is 13.24%.


                         QUARTER ENDED     TOTAL RETURN
Best Quarter:          December 31, 1998       19.41%
Worst Quarter:        September 30, 2001      (19.24)%


The next table lists the Growth Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500(R) index and Lipper Large-Cap Core Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Growth Fund. The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation. The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc.


Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Index.

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)



                                                PAST          PAST          PAST
                                              ONE YEAR       5 YEARS      10 YEARS
  SM&R Growth Fund
  Return Before Taxes                          (30.07)%       (6.66)%       3.76%
  Return After Taxes on
  Distributions                                (30.20)%       (7.76)%       1.45%
  Return After Taxes on
  Distributions and Sale
  Of Fund Shares                               (18.46)%       (5.42)%       2.52%
  S&P 500(R)
  (reflects no deduction for
  fees, expenses, or taxes)                    (22.10)%       (0.59)%       9.35%
  Lipper Large-Cap Core Index
  (reflects no deduction for fees,
  expenses, or taxes)                          (21.23)%       (0.74)%       8.04%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.


Prior to the Growth Fund's succession to the business of SM&R Growth Fund, Inc., SM&R Growth Fund, Inc.'s shareholders approved a new investment advisory agreement eliminating a performance fee adjustment component by which the advisory fee varied with fund performance. Accordingly, keep in mind when reviewing the performance information for the Growth Fund for years 1999 and 2000 that such performance would have been less if the performance fee adjustment had not been in effect.

EQUITY INCOME FUND

The following bar chart shows the annual total returns (%) for Class T of the Equity Income Fund or, as noted above, of the SM&R Equity Income Fund, Inc., for each of the last 10 calendar years.

[CHART]

1993      10.63%
1994      (0.61%)
1995      29.12%
1996      16.46%
1997      22.72%
1998      12.11%
1999      (1.39%)
2000       8.99%
2001     (12.57%)
2002     (15.99%)


The Equity Income Fund's Class T unannualized return for the period from January 1, 2003 through September 30, 2003 is 12.31%.



                         QUARTER ENDED     TOTAL RETURN
Best Quarter:            June 30, 2003         12.84%
Worst Quarter:        September 30, 2002      (15.43)%



The next table lists the Equity Income Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500(R) and the Lipper Equity Income Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Equity Income Fund. The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation. The Lipper Equity Income Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)




                                                PAST          PAST          PAST
                                              ONE YEAR       5 YEARS      10 YEARS
  SM&R Equity Income Fund
  Return Before Taxes                          (20.81)%       (3.57)%       5.40%
  Return After Taxes on
  Distributions                                (21.18)%       (4.67)%       2.98%
  Return After Taxes on
  Distributions and Sale Of
  Fund Shares                                  (12.76)%       (2.76)%       3.55%
  S&P 500(R)
  (reflects no deduction for fees,
  expenses, or taxes)                          (22.10)%       (0.59)%       9.35%
  Lipper Equity Income Index
  (reflects no deduction for fees,
  expenses, or taxes)                          (16.43)%       (0.17)%       8.19%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

BALANCED FUND

The following bar chart shows the annual total returns (%) for Class T of the Balanced Fund or, as noted above, of the SM&R Balanced Fund, Inc., for each of the last 10 calendar years.

[CHART]

1993       6.31%
1994       1.49%
1995      22.29%
1996      11.86%
1997      17.46%
1998      13.83%
1999      11.87%
2000       3.64%
2001      (7.03%)
2002      (8.79%)


The Balanced Fund's Class T unannualized return for the period from January 1, 2003 through September 30, 2003 is 11.23%.



                         QUARTER ENDED     TOTAL RETURN
Best Quarter:            June 30, 2003         10.24%
Worst Quarter:        September 30, 2002       (7.57)%



The next table lists the Balanced Fund's Class T average annual total returns for the past one, five and ten calendar years, and the returns of the S&P 500(R) and the Lipper Balanced Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Balanced Fund. The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500(R) are registered trademarks of Standard & Poor's Corporation. The Lipper Balanced Fund Index tracks the performance of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)



                                                PAST          PAST          PAST
                                              ONE YEAR       5 YEARS      10 YEARS
  SM&R Balanced Fund
  Return Before Taxes                          (14.02)%         1.07%       6.23%
  Return After Taxes on
  Distributions                                (14.82)%       (0.66)%       3.94%
  Return After Taxes on
  Distributions and Sale
  Of Fund Shares                                (8.59)%         0.27%       4.13%
  S&P 500(R)
  (reflects no deduction for fees,
  expenses, or taxes)                          (22.10)%       (0.59)%       9.35%
  Lipper Balanced Fund Index
  (reflects no deduction for fees,
  expenses, or taxes)                          (10.69)%         2.11%       7.53%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

GOVERNMENT BOND FUND

The following bar chart shows the annual total returns (%) for Class T of the Government Bond Fund since inception.

[CHART]

1993       9.31%
1994      (4.65%)
1995      18.57%
1996       3.43%
1997       8.14%
1998       6.87%
1999      (0.34%)
2000       9.58%
2001       7.42%
2002       7.81%


The Government Bond Fund's fiscal year ends on August 31st. The Government Bond Fund's unannualized Class T return for the period from January 1, 2003 through September 30, 2003 is 2.15%.



                         QUARTER ENDED     TOTAL RETURN
Best Quarter:            June 30, 1995          6.44%
Worst Quarter:        September 30, 1994       (1.77)%



The next table lists the Government Bond Fund's Class T average annual total returns for the past one, and five and ten calendar years and the returns of the Lipper General U.S. Government Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Government Bond Fund.


The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and Agency issues.

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)



                                                PAST          PAST          PAST
                                              ONE YEAR       5 YEARS      10 YEARS
  Government Bond Fund
  Return Before Taxes                           2.92%          5.23%       5.96%
  Return After Taxes on
  Distributions                                 1.10%          2.98%       3.60%
  Return After Taxes on
  Distributions and Sale
  Of Fund Shares                                0.68%          3.01%       3.54%
  Lipper General U.S. Government
  Fund Index
  (reflects no deduction for fees,
  expenses, or taxes)                           9.97%          6.62%       6.36%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

TAX FREE FUND

The following bar chart shows the annual total returns (%) for Class T of the Tax Free Fund since inception.

[CHART]

1994      (5.49%)
1995      17.87%
1996       4.48%
1997       8.98%
1998       6.33%
1999      (3.20%)
2000      11.47%
2001       4.67%
2002       8.04%


The Tax Free Fund's fiscal year ends on August 31st. The Tax Free Fund's Class T unannualized return for the period from January 1, 2003 through September 30, 2003 is 2.96%.


                         QUARTER ENDED     TOTAL RETURN
Best Quarter:           March 31, 1995          7.41%
Worst Quarter:          March 31, 1994         (3.94)%


The next table lists the Tax Free Fund's Class T average annual total return for the past one and five calendar years, and for the period since inception of the Tax Free Fund, and the returns of the Lipper General Municipal Debt Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the fund. The Lipper General Municipal Debt Index is an index comprised of 30 component funds (component funds are derived based on the year-end total net assets, with the largest funds making up the index) that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)



                                                                           SINCE
                                                PAST          PAST       INCEPTION
                                              ONE YEAR       5 YEARS      (9/9/93)
  Tax Free Fund
  Return Before Taxes                           3.22%          4.41%       5.08%
  Return After Taxes on
  Distributions                                 3.22%          4.36%       5.01%
  Return After Taxes on
  Distributions and Sale
  Of Fund Shares                                3.21%          4.36%       5.01%
  Lipper General Municipal
  Debt Index
  (reflects no deduction for fees,
  expenses, or taxes)                           8.63%          4.96%       5.24%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

PRIMARY FUND

The following bar chart shows the annual total returns (%) for the Primary Fund since inception (March 16, 1992).

[CHART]

1993       2.48%
1994       3.58%
1995       5.26%
1996       4.92%
1997       5.08%
1998       5.13%
1999       3.77%
2000       5.04%
2001       5.12%
2002       1.92%


The Primary Fund's fiscal year ends on August 31st. The Primary Fund's unannualized return for the period from January 1, 2003 through September 30, 2003 is 0.87%.



                         QUARTER ENDED     TOTAL RETURN
Best Quarter:           March 31, 2001          2.33%
Worst Quarter:        September 30, 2003       (0.76)%



The next table lists the Primary Fund's average annual total return for the past one, five and ten years, and the returns of the Lipper Short Investment Grade Fund Index for the same periods. This table is intended to provide you with some indication of the risks of investing in the Primary Fund.

The Lipper Short Investment Grade Fund Index is an equally weighted index of the 30 largest funds within the short investment grade funds investment objective as defined by Lipper, Inc.


AVERAGE ANNUAL TOTAL RETURNS

(for the period ended 12/31/02)



                                                PAST          PAST          PAST
                                              ONE YEAR       5 YEARS      10 YEARS
  Primary Fund
  Return Before Taxes                           1.92%          4.19%         4.22%
  Return After Taxes on
  Distributions                                 1.18%          2.43%         2.50%
  Return After Taxes on
  Distributions and Sale
  Of Fund Shares                                1.18%          2.47%         2.52%
  Lipper Short Investment Grade
  Fund Index
  (reflects no deduction for fees,
  expenses, or taxes)                           4.35%          5.58%         5.68%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

                              EXPENSES OF THE FUNDS

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

SM&R EQUITY FUNDS

                                                               EQUITY
                                               GROWTH          INCOME         BALANCED
                                                FUND            FUND            FUND
                                               CLASS T         CLASS T        CLASS T
  Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of offering
  price)                                           5.75%(1)        5.75%(1)        5.75%(1)
  Maximum Account Fees
  (custodian fee applicable to tax
  deferred accounts only)                    $    10.00      $    10.00      $    10.00
  Wire Redemption Fees on
  Redemptions less than
  $10,000                                    $    10.00      $    10.00      $    10.00

SM&R FIXED INCOME FUNDS


                                             GOVERNMENT         TAX
                                                BOND            FREE
                                                FUND            FUND          PRIMARY
                                               CLASS T         CLASS T         FUND
  Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of offering
  price)                                           4.50%(2)        4.50%(2)        None
  Maximum Account Fees
  (custodian fee applicable to
  tax deferred accounts only)                $    10.00      $    10.00      $    10.00
  Wire Redemption Fees on
  Redemptions less than
  $10,000                                    $    10.00      $    10.00      $    10.00


ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from fund assets)

SM&R EQUITY FUNDS


                                                               EQUITY
                                               GROWTH          INCOME         BALANCED
                                                FUND            FUND            FUND
                                               CLASS T         CLASS T        CLASS T
  Management Fees                                  0.75%           0.75%           0.75%
  Distribution and/or Service
  (12b-1) Fees                                       --              --              --
  Other Expenses(4)                                0.40%           0.37%           0.51%
  Total Annual Fund Operating
  Expenses(5)                                      1.15%           1.12%           1.26%


SM&R FIXED INCOME FUNDS


                                             GOVERNMENT         TAX
                                                BOND            FREE
                                                FUND            FUND          PRIMARY
                                               CLASS T         CLASS T         FUND
  Management Fees                                  0.50%           0.50%           0.50%
  Distribution and/or Service
  (12b-1) Fees                                       --              --              --
  Other Expenses(4)                                0.41%           0.53%           0.39%
  Total Annual Fund Operating
  Expenses(5)                                      0.91%           1.03%           0.89%


FOOTNOTES TO FEES AND EXPENSES

(1) You pay a sales charge of 5.75% on initial investments in shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.
(2) You pay a sales charge of 4.5% on initial investments in shares of less than $100,000. You pay a reduced sales charge at certain break points, as follows: 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.

(3) The "Management Fees" and "Other Expenses" shown for the Funds are for the fiscal year ended August 31, 2003. No Distribution and Service (12b-1 fees) are imposed on any shares offered in this prospectus.

(4) These expenses include administrative services fees, audit fees, directors fees, shareholder reporting and miscellaneous expenses.
(5) The Fund's manager, Securities Management and Research, Inc. ("SM&R"), has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund, and the Primary Fund regular operating expenses in excess of 1.25% per year of such funds' average daily net assets. Regular operating expenses include the advisory fee and administrative fee but do not include class-specific expenses.

(6) For the year ended December 31, 2004, SM&R has voluntarily agreed to reimburse fees and expenses incurred by the Fixed Income Funds in excess of the amounts shown in the table below. Refer to "Reimbursements and Waivers" on page 26 of this prospectus for more details. This arrangement may be terminated at any time by SM&R.
VOLUNTARY EXPENSE REIMBURSEMENT OF THE FUNDS (UNTIL 12/31/04)


ANNUAL FUND OPERATING EXPENSES
(expenses exceeding these amounts to be reimbursed by SM&R)

SM&R FIXED INCOME FUNDS

                                             GOVERNMENT         TAX
                                                BOND            FREE
                                                FUND            FUND          PRIMARY
                                               CLASS T         CLASS T         FUND
  Management Fees                                  0.50%           0.50%           0.50%
  Distribution and/or Service
  (12b-1) Fees                                       --              --              --
  Other Expenses(4)                                0.23%           0.25%           0.30%
  Total Annual Fund
  Operating Expenses(5)(6)                         0.73%           0.75%           0.80%

                            EXAMPLE OF FUND EXPENSES

EXPENSES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your expenses would be the same at the end of these periods whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



SM&R EQUITY FUNDS
  Growth Fund
   1 Year                                      $    685
   3 Years                                          919
   5 Years                                        1,172
   10 Years                                       1,892
  Equity Income Fund
   1 Year                                           683
   3 Years                                          911
   5 Years                                        1,156
   10 Years                                       1,860
  Balanced Fund
   1 Year                                           696
   3 Years                                          952
   5 Years                                        1,227
   10 Years                                       2,010

SM&R FIXED INCOME FUNDS(1)
  Government Bond Fund
   1 Year                                           539
   3 Years                                          727
   5 Years                                          931
   10 Years                                       1,519
  Tax Free Fund
   1 Year                                           550
   3 Years                                          763
   5 Years                                          993
   10 Years                                       1,653
  Primary Fund
   1 Year                                            91
   3 Years                                          284
   5 Years                                          493
   10 Years                                       1,096


(1) The expenses shown above are for the fiscal year ended August 31, 2003 and do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to "Reimbursements and Waivers" on page 26 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

                     ADDITIONAL EXPLANATION OF RISK FACTORS

                             COMMON RISK FACTORS FOR
                               ALL OF SM&R'S FUNDS

Please remember that mutual fund shares are:

- Not guaranteed to achieve their investment goal

- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R fund could fluctuate in value over time and could result in a loss of money.

                      RISK FACTORS SPECIFIC TO ONE OR MORE
                                OF THE SM&R FUNDS

  IMPORTANT

  The following factors may affect the value of your investment in one or more of the SM&R funds.

  MARKET RISK

  Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. This market risk will affect a fund's net asset value per share, which will fluctuate as the values of such fund's portfolio securities change. You can lose money by investing in the funds, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. The SM&R funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. MARKET RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE SM&R FUNDS.

  INVESTMENT STYLE OR MANAGEMENT RISK

  Investment style or management risk is the risk that the investment strategy of the SM&R funds' investment adviser or sub-adviser may not produce the intended results or that securities that fit the desired investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that the investment adviser or sub-adviser will fail to execute an investment strategy effectively. Portfolio managers may decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessments of the future growth prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (i.e., do not grow in value), that fund could underperform its peers or lose money. INVESTMENT STYLE OR MANAGEMENT RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE SM&R FUNDS.

  CREDIT RISK

  Credit risk is the risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED FUND, EQUITY INCOME FUND, TAX FREE FUND, AND PRIMARY FUND. The Growth Fund is permitted to invest in "junk" bonds. Junk bonds have additional risks, including limitations on the Growth Fund's ability to resell the lower-rated debt securities and less readily available market quotations for such securities.

  INTEREST RATE RISK

  Interest rate risk is the risk that the market value of an income-bearing investment will decline due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE GOVERNMENT BOND FUND, TAX FREE FUND, PRIMARY FUND (COLLECTIVELY THE "SM&R FIXED INCOME FUNDS"), BALANCED FUND, AND EQUITY INCOME FUND.

  GROWTH STOCK RISK

  The returns of a fund concentrating on growth stocks tend to vary more widely over time than those of funds that focus on value stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. GROWTH STOCK RISK APPLIES TO THE GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND (COLLECTIVELY THE "SM&R EQUITY FUNDS").

  LIQUIDITY RISK

  Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES PRIMARILY TO THE SM&R EQUITY FUNDS, TAX FREE FUND, AND PRIMARY FUND.

  CALL RISK

  Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. THIS RISK APPLIES PRIMARILY TO THE BALANCED FUND AND THE TAX FREE FUND.

  MATURITY RISK

  Maturity risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per annum; it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. THIS RISK APPLIES PRIMARILY TO THE BALANCED FUND, PRIMARY FUND, THE GOVERNMENT BOND FUND, AND THE EQUITY INCOME FUND.

  CONVERTIBLE SECURITIES

  Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. RISKS ASSOCIATED WITH CONVERTIBLE SECURITIES APPLY TO THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND.

  PREFERRED STOCKS

  Because preferred stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. Some companies issue preferred stocks that are convertible into their common stocks. Linked to the common stock in this way, convertible preferred stocks go up and down in price as the common stock does, adding to their market risk. RISKS ASSOCIATED WITH PREFERRED STOCKS APPLY TO THE GROWTH FUND AND EQUITY INCOME FUND

  PREPAYMENT AND EXTENSION RISK

  Prepayment risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THESE RISKS APPLY PRIMARILY TO THE GOVERNMENT BOND FUND.

  SMALLER COMPANY RISKS

  Smaller companies in which some of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies. THIS RISK APPLIES TO THE SM&R EQUITY FUNDS.

  REPURCHASE AGREEMENT RISK

  In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement. THIS RISK APPLIES PRIMARILY TO THE TAX FREE FUND AND THE PRIMARY FUND.

  OTHER RISKS

  Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

                               SM&R EQUITY FUNDS'
                          TEMPORARY DEFENSIVE MEASURES

  During unfavorable market conditions, each of the SM&R Equity Funds may, but is not required to, make temporary investments that are not consistent with such fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds, repurchase agreements, or money market instruments, and where permitted by this prospectus and the statement of additional information, investing in derivatives or other instruments. If a fund takes such defensive measures, it may not achieve its investment objectives.

  Other securities that each of such funds may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

                               SHARES OF THE FUNDS


SM&R Investments, Inc. (the "Fund") offers six separate investment portfolios in this prospectus. The Primary Fund consists of a single class of shares offered at net asset value and does not impose any sales charges or distribution and service (12b-1) fees. The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, and Tax Free Fund offer in this prospectus Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.


Through a separate prospectus, the Fund also offers Class A (front-end load) and Class B (back-end load) shares of the following funds:

   - SM&R Alger Technology Fund

   - SM&R Alger Aggressive Growth Fund

   - SM&R Alger Small-Cap Fund

   - SM&R Alger Growth Fund

   - SM&R Growth Fund

   - SM&R Equity Income Fund

   - SM&R Balanced Fund

   - SM&R Government Bond Fund

   - SM&R Tax Free Fund


Class A and Class B shares are subject to different sales charges and other expenses, and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the Fund's class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.


ELIGIBLE PURCHASERS OF CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund or Tax Free Fund on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:

     (a) Present and retired directors, officers, and full-time employees of the Fund;

     (b) Present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;

     (c) Present and retired officers, directors, insurance agents and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any corporation or partnership for which any of American National's present directors serve as a director or partner;

     (d) Present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;


     (e) Members of the immediate family (any parent, spouse of a parent, child, spouse or a child, spouse, brother, or sister, including step and adoptive relationships), grandchildren, grandparents and in-laws of any person named in (a), (b), (c), or (d);


     (f) Any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e) (although shares of the Tax Free Fund should not be purchased by these entities);

     (g)  Custodial accounts for minor children of such persons mentioned in
          (a), (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;

     (h) Persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the SM&R Money Market Fund (the "Money Market Fund," not offered in this prospectus) and Primary Fund);

     (i) Persons purchasing shares for a federal or state sponsored post-secondary education funding program;

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING THE FUND THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

OPENING AN ACCOUNT. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:

     - If you are eligible to purchase Class T shares because you are an existing shareholder of a fund (and owned shares on December 31, 1998) you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Growth Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund. However, you cannot purchase Class T shares of the Equity Income Fund.

     - If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. YOU ARE ALSO ELIGIBLE FOR WAIVER OF THE INITIAL SALES CHARGE AS DESCRIBED BELOW.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following tables:


SM&R FIXED INCOME FUNDS


                                                                SALES CHARGE
                                              SALES CHARGES       AS A % OF
                                                AS A % OF        NET AMOUNT
AMOUNT INVESTED                              OFFERING PRICE       INVESTED
  Less than $100,000                              4.50%             4.7%
  $100,000 but less than $250,000                  3.5%             3.6%
  $250,000 but less than $500,000                  2.5%             2.6%
  $500,000 and over                               None             None

SM&R EQUITY FUNDS

                                                                SALES CHARGE
                                              SALES CHARGES       AS A % OF
                                                AS A % OF        NET AMOUNT
AMOUNT INVESTED                              OFFERING PRICE       INVESTED
  Less than $50,000                               5.75%             6.1%
  $50,000 but less than $100,000                   4.5%             4.7%
  $100,000 but less than $250,000                  3.5%             3.6%
  $250,000 but less than $500,000                  2.5%             2.6%
  $500,000 and over                               None             None

SALES CHARGE REDUCTIONS AND WAIVERS


DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T and Class A (not offered in this prospectus) shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:


     (1)  Any individual;

     (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

     (3) A trustee or fiduciary of a single trust estate or single fiduciary account;

     (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal

          Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

     (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated" -- i.e., combined together with the dollar amount being invested -- to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T and Class A shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of a Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation of the part of the investor to purchase or the funds to sell the full amount of shares specified.


WAIVER OF INITIAL SALES CHARGE FOR CERTAIN PURCHASERS. After SM&R receives a written request, those designated persons listed in (a)-(i) on page 22 may purchase Class T shares of the funds at net asset value per share without the imposition of any sales charge.



Contact your registered representative or SM&R at 1-800-231-4639 if you think you may qualify for these services.

                       THE SM&R FUNDS AND THEIR MANAGEMENT

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, League City, Texas 77573, the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

The funds pay SM&R an investment advisory fee, which is calculated daily for each fund and paid monthly. The advisory agreements between SM&R and the funds spell out the management fee and other expenses that the funds must pay.

THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND each pay an advisory fee to SM&R calculated as follows:

  ON THE PORTION OF SUCH FUNDS'                           ADVISORY
  AVERAGE DAILY NET ASSETS                            FEE ANNUAL RATE
  Not exceeding $100,000,000                               0.750%
  Exceeding $100,000,000 but not exceeding
  $200,000,000                                             0.625%
  Exceeding $200,000,000 but not exceeding
  $300,000,000                                             0.500%
  Exceeding $300,000,000                                   0.400%

THE GOVERNMENT BOND FUND AND TAX FREE FUND each pay an advisory fee to SM&R calculated as follows:

  AVERAGE DAILY NET                                       ANNUAL
  ASSETS OF EACH FUND                                 PERCENTAGE RATE
  Not exceeding $100,000,000                               0.50%
  Exceeding $100,000,000 but not exceeding
  $300,000,000                                             0.45%
  Exceeding $300,000,000                                   0.40%

THE PRIMARY FUND pays an advisory fee to SM&R at annual rate of 0.50% of its average daily net assets.


After applicable fee waivers, SM&R received total advisory fees during the past fiscal year as follows:



                                      ADVISORY
                                        FEES
                                     AS A % OF
                                   AVERAGE DAILY
  FUND                               NET ASSETS
  SM&R EQUITY FUNDS:
   Growth Fund
     Class T                            0.75%
   Equity Income Fund
     Class T                            0.75%
   Balanced Fund
     Class T                            0.74%
  SM&R FIXED INCOME FUNDS:
   Government Bond Fund
     Class T                            0.32%
   Tax Free Fund
     Class T                            0.22%
   Primary Fund                         0.41%



ADMINISTRATIVE SERVICES


Each of the funds pays SM&R an administrative service fee under administrative service agreements between the Fund and SM&R. These agreements state that each of the funds will pay SM&R for non-investment related management, executive, administrative, transfer agent, and operation services to the funds. The administrative service fee for all funds is calculated as follows:

  ON THE PORTION OF THE FUNDS'                  ADMINISTRATIVE SERVICE FEE
  AVERAGE DAILY NET ASSETS                             ANNUAL RATE
  Not exceeding $100,000,000                               0.25%
  Exceeding $100,000,000 but not
  exceeding $200,000,000                                   0.20%
  Exceeding $200,000,000 but not
  exceeding $300,000,000                                   0.15%
  Exceeding $300,000,000                                   0.10%

REIMBURSEMENTS AND WAIVERS

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each such fund for) each such fund's regular operating expenses in excess of 1.25% per year of each such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.


In order to improve the yield and total return of one or more of the funds, SM&R may for time to time VOLUNTARILY waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund, while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in an administrative service agreement, may be rescinded by SM&R at any time without notice to investors. Until December 31, 2004, SM&R has voluntarily agreed to reimburse expenses incurred by the Government Bond, Tax Free and Primary Funds to the extent that regular operating expenses exceed average daily net assets as follows: 0.73% for the Government Bond Fund, 0.75% for the Tax Free Fund and 0.80% for the Primary Fund.


PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
  SECURITIES MANAGEMENT AND RESEARCH, INC., ASSISTANT PORTFOLIO MANAGER. Mr. Dixon joined SM&R in 1993. He serves as Assistant Portfolio Manager of the Growth Fund, Equity Income Fund and the Balanced Fund. He was previously Portfolio Manager and Co-Portfolio Manager of such funds. Mr. Dixon also serves as Assistant Portfolio Manager of the Government Bond Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and International Stock Portfolio for the American National Investment Accounts, Inc. ("ANIA"), another fund managed by SM&R which is used exclusively for variable contracts issued by American National Insurance Company. He also serves as Assistant Portfolio Manager of the Fund's Government Bond Fund, Primary Fund, Tax Free Fund and Money Market Fund. Mr. Dixon graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. He began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979, he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

ANDREW R. DUNCAN, VICE PRESIDENT, HEAD OF MUTUAL FUNDS, SR. SECURITIES ANALYST/
  PORTFOLIO MANAGER. Mr. Duncan joined SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the Growth Fund, Equity Income Fund and the Balanced Fund. He also serves as the portfolio manager of ANIA'S Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Small-Cap/Mid-Cap Portfolio and International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance. He is a Chartered Financial Analyst.


GOVERNMENT BOND FUND, TAX FREE FUND, AND PRIMARY FUNDS.

GORDON D. DIXON (See above.)


ANNE M. LEMIRE, VICE PRESIDENT, HEAD OF FIXED INCOME, SENIOR SECURITIES
  ANALYST/PORTFOLIO MANAGER. Ms. LeMire is currently Portfolio Manager of the Government Bond Fund, Primary Fund, Tax Free Fund and Money Market Fund and previously served as Assistant Portfolio Manager of the Government Bond Fund, Primary Fund, Tax Free Fund, and Money Market Fund from March 2000 to December 2001. Ms. LeMire assumed the role of Assistant Portfolio Manager of the ANIA Money Market Portfolio in March 2000. She is currently the Portfolio Manager of the ANIA's Government Bond Portfolio, High Yield Bond Portfolio and Money Market Portfolio, and has served as Assistant Portfolio Manager of the ANIA Government Bond Portfolio and High Yield Bond Portfolio since their inception in May 2000. Ms. LeMire joined SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. Before joining SM&R, she held an auditing position at the University of Texas Medical Branch. She is a Chartered Financial Analyst.

                              FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single share of the funds. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). The returns do not reflect any sales loads or account fees that would be imposed on the purchase or sale of any shares.

The tables itemize what contributed to the changes in share prices during the period. They also show the changes in share prices for this period in comparison to changes over the last five fiscal years.

On a per-share basis, the tables include as appropriate

     - share price at the beginning of the period

     - investment income and capital gains or losses

     - distributions of income and capital gains paid to shareholders

     - share price at the end of the period

The tables also include some key statistics for the period as appropriate

     - Total Return -- the overall percentage of return of a fund, assuming the reinvestment of all distributions

     - Expense Ratio -- operating expenses as a percentage of average net assets

     - Net Income Ratio -- net investment income as a percentage of average net assets

     - Portfolio Turnover -- the percentage of a fund's buying and selling activity


The information contained in the Financial Highlights has been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended August 31, 2003 for the Growth, Equity Income, Balanced, Government Bond, Tax Free and Primary Funds and is incorporated by reference into the Statement of Additional Information and is available upon request.

GROWTH FUND


The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the periods indicated. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, which for the periods shown have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                               YEAR          YEAR        8 MONTHS
                                               ENDED         ENDED         ENDED              YEAR ENDED DECEMBER 31,(1)
                                             AUGUST 31,    AUGUST 31,    AUGUST 31,      -------------------------------------
                                              2003(3)       2002(3)       2001(3)          2000          1999          1998
                                             ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    3.21     $    4.25     $    5.60       $    6.77     $    5.69     $    5.24
Investment income--net                            0.03          0.01          0.01            0.03          0.03          0.04
Net realized and unrealized gain (loss) on
  investments                                     0.30         (1.04)        (1.35)          (0.65)         1.35          0.85
                                             ---------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               0.33         (1.03)        (1.34)          (0.62)         1.38          0.89
Less Distributions from
  Investment income--net                         (0.02)        (0.01)        (0.01)          (0.03)        (0.03)        (0.04)
  Capital gains                                     --            --            --           (0.52)        (0.27)        (0.40)
                                             ---------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.02)        (0.01)        (0.01)          (0.55)        (0.30)        (0.44)
                                             ---------------------------------------------------------------------------------
Net Asset Value, End of Period               $    3.52     $    3.21     $    4.25       $    5.60     $    6.77     $    5.69
                                             =================================================================================
   TOTAL RETURN(2)                               10.30%       (24.24)%      (23.99)%**       (8.25)%       24.49%        18.35%
                                             =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of period (000's omitted)    $ 100,383     $  98,912     $ 140,530       $ 194,150     $ 230,203     $ 203,109
Ratio of expenses to average net assets           1.15%         1.10%         1.08%*          0.81%         0.87%         0.85%
Ratio of net investment income to average
  net assets                                      0.63%         0.34%         0.31%*          0.47%         0.44%         0.69%
Portfolio turnover rate                          22.97%        41.74%        18.28%          19.68%        16.13%        27.31%


(1) The information shown here is for the Predecessor Fund, SM&R Growth Fund, Inc., which had a fiscal year ending December 31.
(2)  Does not include the effect of sales charges.
(3)  The Fund now has a fiscal year ending August 31.
  *  Ratios annualized.
 **  Returns are not annualized.

EQUITY INCOME FUND


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, which for the periods shown have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                               YEAR          YEAR        8 MONTHS
                                               ENDED         ENDED         ENDED              YEAR ENDED DECEMBER 31,(1)
                                             AUGUST 31,    AUGUST 31,    AUGUST 31,      -------------------------------------
                                              2003(3)       2002(3)       2001(3)          2000          1999          1998
                                             ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $   19.51     $   23.26     $   25.76       $   25.30     $   28.02     $   26.99
Investment income--net                            0.27          0.27          0.24            0.46          0.54          0.62
Net realized and unrealized gain (loss)
  on investments                                  1.04         (3.74)        (2.57)           1.54         (0.96)         2.50
                                             ---------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               1.31         (3.47)        (2.33)           2.00         (0.42)         3.12
Less Distributions from
  Investment income--net                         (0.26)        (0.28)        (0.17)          (0.46)        (0.54)        (0.62)
  Capital gains                                     --            --            --           (1.08)        (1.76)        (1.47)
                                             ---------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.26)        (0.28)        (0.17)          (1.54)        (2.30)        (2.09)
                                             ---------------------------------------------------------------------------------
Net Asset Value, End of Period               $   20.56     $   19.51     $   23.26       $   25.76     $   25.30     $   28.02
                                             =================================================================================
   TOTAL RETURN(2)                                6.83%       (15.03)%       (9.07)%**        8.99%        (1.39)%       12.11%
                                             =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of period (000's omitted)    $  94,943     $ 103,396     $ 138,566       $ 160,319     $ 187,988     $ 218,980
Ratio of expenses to average net assets           1.12%         1.07%         1.06%*          1.05%         1.05%         1.01%
Ratio of net investment income to average
  net assets                                      1.36%         1.26%         1.43%*          1.73%         1.94%         2.22%
Portfolio turnover rate                           7.57%        30.99%        18.15%          22.05%         9.81%        19.29%


(1) The information shown here is for the Predecessor Fund, SM&R Equity Income Fund, Inc., which had a fiscal year ending December 31.
(2)  Does not include the effect of sales charges.
(3)  The Fund now has a fiscal year ending August 31.
  *  Ratios annualized.
 **  Returns are not annualized.

BALANCED FUND


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, which for the periods shown have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                               YEAR          YEAR        8 MONTHS
                                               ENDED         ENDED         ENDED              YEAR ENDED DECEMBER 31,(1)
                                             AUGUST 31,    AUGUST 31,    AUGUST 31,      -------------------------------------
                                              2003(3)       2002(3)       2001(3)          2000          1999          1998
                                             ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $   16.42     $   17.91     $   19.40       $   20.67     $   19.63     $   18.32
Investment income--net                            0.34          0.43          0.31            0.56          0.42          0.48
Net realized and unrealized gain (loss)
  on investments                                  0.77         (1.50)        (1.58)           0.01          1.84          1.96
                                             ---------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               1.11         (1.07)        (1.27)           0.57          2.26          2.44
Less Distributions from
  Investment income--net                         (0.35)        (0.42)        (0.22)          (0.55)        (0.42)        (0.47)
  Capital gains                                     --            --            --           (1.29)        (0.80)        (0.66)
                                             ---------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.35)        (0.42)        (0.22)          (1.84)        (1.22)        (1.13)
                                             ---------------------------------------------------------------------------------
Net Asset Value, End of Period               $   17.18     $   16.42     $   17.91       $   19.40     $   20.67     $   19.63
                                             =================================================================================
   TOTAL RETURN(2)                                6.95%        (6.07)%       (6.54)%**        3.64%        11.87%        13.83%
                                             =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)    $  21,569     $  21,631     $  24,798       $  28,223     $  30,146     $  29,367
Ratio of expenses with reimbursement to
  average net assets                              1.25%         1.25%         1.25%*          1.25%         1.25%         1.25%
Ratio of expenses without reimbursement
  to average net assets                           1.26%         1.27%         1.25%*          1.34%         1.41%         1.37%
Ratio of net income to average net assets         2.08%         2.47%         2.52%*          2.63%         2.15%         2.55%
Portfolio turnover rate                          23.83%        25.80%        14.77%          13.17%        18.01%        16.01%


(1) The information shown here is for the Predecessor Fund, SM&R Balanced Fund, Inc., which had a fiscal year ending December 31.
(2)  Does not include the effect of sales charges.
(3)  The Fund now has a fiscal year ending August 31.
  *  Ratios annualized.
 **  Returns are not annualized.

GOVERNMENT BOND FUND


The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund which periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                   YEAR ENDED AUGUST 31,
                                             -------------------------------------------------------------------
                                               2003          2002          2001            2000          1999
                                             -------------------------------------------------------------------
Net Asset Value, Beginning of Year           $   10.75     $   10.64     $   10.05       $   10.10     $   10.60
Investment income--net                            0.40          0.52          0.58            0.59          0.59
Net realized and unrealized gain (loss)
  on investments                                 (0.13)         0.11          0.59           (0.05)        (0.50)
                                             -------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               0.27          0.63          1.17            0.54          0.09
Less Distributions from
  Investment income--net                         (0.40)        (0.52)        (0.58)          (0.59)        (0.59)
                                             -------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                            (0.40)        (0.52)        (0.58)          (0.59)        (0.59)
                                             -------------------------------------------------------------------
Net Asset Value, End of Year                 $   10.62     $   10.75     $   10.64       $   10.05     $   10.10
                                             ===================================================================
   TOTAL RETURN(1)                                2.46%         6.08%        11.90%           5.58%         0.76%
                                             ===================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)      $  27,946     $  26,807     $  25,278       $  22,928     $  23,368
Ratio of expenses with reimbursement to
  average net assets(2)                           0.73%         0.93%         0.97%           0.98%         1.00%
Ratio of expenses without reimbursement
  to average net assets                           0.91%         0.95%         0.97%           0.98%         1.11%
Ratio of net investment income to average
  net assets                                      3.60%         4.92%         5.55%           5.91%         5.58%
Portfolio turnover rate                          99.26%        25.87%        14.01%          30.87%        22.86%


(1)  Does not include the effects of sales charge.

(2) Effective June 1, 2002, the Fund's adviser elected to waive or reduce expenses to 0.73% on Class T. See page 26, "Reimbursements and Waivers".

TAX FREE FUND


The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                    YEAR ENDED AUGUST 31,
                                             -------------------------------------------------------------------
                                               2003          2002          2001            2000          1999
                                             -------------------------------------------------------------------
Net Asset Value, Beginning of Year           $   10.80     $   10.71     $   10.25       $   10.14     $   10.64
Investment income--net                            0.44          0.46          0.48            0.49          0.48
Net realized and unrealized gain (loss)
  on investments                                 (0.18)         0.08          0.48            0.12         (0.50)
                                             -------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               0.26          0.54          0.96            0.61         (0.02)
Less Distributions from
  Investment income--net                         (0.45)        (0.45)        (0.48)          (0.49)        (0.48)
  Capital gains                                     --            --         (0.02)          (0.01)           --
                                             -------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.45)        (0.45)        (0.50)          (0.50)        (0.48)
                                             -------------------------------------------------------------------
Net Asset Value, End of Year                 $   10.61     $   10.80     $   10.71       $   10.25     $   10.14
                                             ===================================================================
   TOTAL RETURN(1)                                2.38%         5.24%         9.59%           6.16%        (0.28)%
                                             ===================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)      $  13,330     $  12,472     $  11,700       $  11,030     $  11,218
Ratio of expenses with reimbursement to
  average net assets(2)                           0.75%         0.75%         0.75%           0.75%         0.73%
Ratio of expenses without reimbursement to
  average net assets                              1.03%         1.05%         1.08%           1.11%         1.23%
Ratio of net investment income to average
  net assets                                      4.08%         4.34%         4.59%           4.84%         4.53%
Portfolio turnover rate                          18.23%         8.80%         0.18%           7.61%         5.09%


(1)  Does not include the effect of sales charge.

(2) Effective June 1, 2002, the Fund's adviser elected to waive or reduce expenses to 0.75% on Class T. See page 26, "Reimbursements and Waivers".

PRIMARY FUND


The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the periods shown have been audited by Tait, Weller & Baker. The independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                    YEAR ENDED AUGUST 31,
                                             -------------------------------------------------------------------
                                               2003          2002          2001            2000          1999
                                             -------------------------------------------------------------------
Net Asset Value, Beginning of Year           $    0.99     $    1.00     $    0.99       $    1.00     $    1.00
Investment income--net                            0.01          0.02          0.05            0.06          0.05
Net realized and unrealized gain (loss)
  on investments                                    --         (0.01)         0.01           (0.01)           --
                                             -------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS               0.01          0.01          0.06            0.05          0.05
Less Distributions from
  Investment income--net                         (0.01)        (0.02)        (0.05)          (0.06)        (0.05)
                                             -------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.01)        (0.02)        (0.05)          (0.06)        (0.05)
                                             -------------------------------------------------------------------
Net Asset Value, End of Year                 $    0.99     $    0.99     $    1.00       $    0.99     $    1.00
                                             ===================================================================
   TOTAL RETURN                                   1.35%         1.33%         6.20%           4.68%         4.75%
                                             ===================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)      $  27,409     $  27,304     $  31,857       $  26,795     $  30,838
Ratio of expenses with reimbursement to
  average net assets                              0.80%         0.80%         0.80%           0.80%         0.80%
Ratio of expenses without reimbursement
  to average net assets                           0.89%         0.92%         0.97%           1.04%         1.06%
Ratio of net investment income to average
  net assets                                      1.35%         2.29%         5.10%           5.55%         4.66%
Portfolio turnover rate                             --            --            --           18.46%        30.47%

            SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS

                   IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R FUNDS. IT EXPLAINS THE VARIOUS SERVICES AVAILABLE TO YOU AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN THE "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

SM&R'S WEB SITE: www.smrinvest.com

BUSINESS HOURS:


     8:00 A.M. TO 4:30 P.M. CENTRAL TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ON ANY SM&R BUSINESS DAY ("REGULAR TRADING DAY")


     24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES" IN THIS GUIDE

TRANSFER AGENCY MAILING ADDRESS:

     SECURITIES MANAGEMENT AND RESEARCH, INC.
     P.O. BOX 58969
     HOUSTON, TEXAS 77258-8969

OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:

     SECURITIES MANAGEMENT AND RESEARCH, INC.
     2450 SOUTH SHORE BOULEVARD, SUITE 120
     LEAGUE CITY, TEXAS 77573

IMPORTANT PHONE NUMBERS:

     INVESTOR HOTLINE/VOICE RESPONSE:
            1-877-239-2049

     INVESTOR SERVICES DEPARTMENT:
            1-800-231-4639

FAX NUMBERS:

     TRANSFER AGENCY:
            1-281-538-4983

WIRING INSTRUCTIONS:

     MOODY NATIONAL BANK OF GALVESTON
     ABA #113100091
     SECURITIES MANAGEMENT AND RESEARCH, INC.
     #035 868 9
     NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

THIRD PARTY CHECKS

To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

ADDRESS CHANGES


Address changes can be submitted in writing, faxed or called in to our Investor Services Department. All Systematic Withdrawal Plan (SWP) address changes must be in writing and require a signature guarantee.


MINIMUM INVESTMENT AMOUNTS:

The funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

The funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.


                                                      INITIAL    ADDITIONAL
  Regular Accounts                                   $     100   $      20
  Automatic Investment Plan                          $     100   $      20
  Retirement Plans                                   $     100   $      20
  Primary and Money Market Funds                     $   1,000   $     100


CERTIFICATES

Share certificates are not issued by the funds. Your purchases are maintained on the records of the funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

SPECIAL FEES:

Tax-deferred: $10.00 per account custodian fee deducted annually

Wiring fee: $20.00 for wire redemption proceeds under $10,000

SIGNATURE GUARANTEE REQUIREMENTS:

Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

TELEPHONE SERVICES:

SM&R will automatically establish a telephone redemption/exchange option on all new non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

CHECK WRITING OPTION:

Available in the SM&R Money Market Fund Class A only. Refer to "Important Facts About Redeeming".

REQUIRED INFORMATION FOR OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires SM&R to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, SM&R is required to collect information such as:

     -    Your name

     -    Date of birth

     -    Address

     -    Appropriate identification number

     - Driver's license number and state of issuance or other identifying documents

What happens if I don't provide the information requested or my identity can't be verified?

If you do not provide the requested information, SM&R may not be able to open an account or carry out transactions for you. If SM&R has already opened an account for you, it may have to be closed.


PLEASE KEEP IN MIND THAT ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

  INDIVIDUAL OR JOINT OWNERSHIP

    Individual accounts are owned by one person. Joint accounts have two or more owners.

  A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)

    An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

  TRUST


    An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. A complete copy of the Trust document must be provided, with all relevant Trust information.


  BUSINESS ACCOUNTS

    Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

TAX-DEFERRED ACCOUNTS

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. INVESTORS SHOULD CONSULT THEIR TAX ADVISER OR LEGAL COUNSEL BEFORE SELECTING A TAX-DEFERRED ACCOUNT.

  Because IRAs, SEPs, TSAs, and other tax-deferred accounts are deferred from federal income tax, they will not benefit from the tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not considered to be suited for these types of accounts. Comprehensive Investment Services, Inc. ("CIS") serves as custodian for the tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $10.00 for each applicable tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

    Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.

  ROTH INDIVIDUAL RETIREMENT ACCOUNTS

    Roth IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.

  COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

    This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually per child under the age of 18.

  SIMPLIFIED EMPLOYEE PENSION PLAN

    This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

  SIMPLE


    This plan allows employee pre-tax contributions up to $9,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.


  PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

    These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

  SECTION 403(b)(7) PLAN

    Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

  SECTION 529 PLAN

    This plan allows individuals and 501(c)(3) organizations to establish and contribute to an account(s) to be used for postsecondary educational expenses of designated beneficiaries.

PRICING OF FUND SHARES


GENERAL (HOW SHARES ARE PRICED). Each fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in the prospectus.) You may purchase shares of the SM&R Primary Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A and B shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.


A NOTE ON PRICING. With the exception of the Money Market Fund, the funds' investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The funds also may use fair value pricing if the value of a security held by the fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the fund to calculate its net asset value may differ from quoted or published prices for the underlying securities. The Money Market Fund uses the amortized cost method for valuing its securities.


SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time) on any SM&R business day. NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. Below is the method used by the funds to calculate the NAV on any given day.


                    Total Assets - Liabilities
  Net Asset Value = ----------------------------
                    Number of Shares Outstanding


Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading on any SM&R business day at the next NAV determined that day (currently 3:00 p.m. Central Time) if:


   - SM&R receives your request in good order prior to the close of the regular trading day;


   - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day (on any SM&R business day) and reports your order to SM&R prior to currently 3:00 p.m. Central Time on the same day; or

   - SM&R is advised of bank wire purchases received by Moody National Bank before 3:00 p.m. Central Time.

If we receive your order after the close of the regular trading day or on any day that the Exchange or SM&R is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SM&R's business holidays for calendar year 2004 are New Year's Day, Good Friday, Memorial Day, July 5, Labor Day, Thanksgiving Day, Friday after Thanksgiving, December 23 and 24, and December 31.

                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.


     METHOD                       OPENING AN ACCOUNT                                        ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH    - Determine the fund and the Class in which you           -  Make your check payable to SM&R MUTUAL
A REGISTERED            want to invest.                                            FUNDS.
REPRESENTATIVE        - Complete and sign the account application               -  Use the investment slip on your confirmation, or
                      - Make the check payable to SM&R MUTUAL                   -  Write a note specifying:
                        FUNDS.                                                       -- Your account number
                      - Mail the application and your check to SM&R at               -- The fund name
                        the address on the first page of this guide.                 -- Share class
                      - Or deliver the information to your representative            -- The name(s) in which the account is
                        (provided he or she has a broker-dealer                         registered.
                        arrangement with SM&R).                                 -  Mail to the address indicated on the cover page
                                                                                   of this guide.

BY WIRE               - Call Investors Services to notify SM&R that you         -  Call Investors Services at the number on the
                        have wired funds for your mutual funds account             first page of this guide, on any business day.
                        (call by noon, Central Time, if you want wired          -  You can send your investment either by:
                        funds to be credited that day)                               -- Federal Funds Wire (offers immediate
                           Instruct your bank to wire or transfer your                  access to funds), or
                           purchase (your bank may charge a wiring                   -- Electronic transfer via ACH which avoids
                           fee) using the information on the first page of              wiring fees, if your bank account is set up
                           this guide.                                                  on file
                      - Complete the account application, fax to SM&R
                        and mail the original to the appropriate address.
                      - Wires received before 3:00 p.m. Central Time on
                        regular trading days will receive that day's
                        closing price (if not, you will receive the next
                        trading day's closing price).

BY EXCHANGE           - You can make an investment by exchange from an existing Fund in the SM&R Mutual Funds to another fund by calling Investor Services if your account(s) have telephone exchange privileges.
                      - You can only exchange shares in the same class with identical registrations.
                      - There is no sales charge or redemption fee when exchanging from one fund to another within the same class of shares.
                      - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
                      - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                      - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                      - Be sure you read the prospectus for the fund into which you are exchanging.
                      KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF ANOTHER
                      FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED ACCOUNT.

AUTOMATIC             - You can transfer money automatically from your          -  To establish automatic investing for an
INVESTMENT PLAN         bank account into your Fund account on a                   existing account, call Investor Services for
THROUGH THE             monthly basis.                                             an application.
AUTOMATED             - Initial investment minimum is $100 ($1,000 for          -  The minimum is $20 ($100 for the Primary Fund).
CLEARING HOUSE          the Primary Fund) if you invest at least $20
(ACH)                   ($100 for the Primary Fund) per month with this
                        service.
                      - To enroll, check off the box on the account
                        application and provide:
                           1. Your bank account information,
                           2. The amount and date of your monthly investment,
                              and
                           3. A voided check.

                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares of the funds. Redemptions will be at net asset value, less any applicable CDSC, which is determined on the date your request is received by SM&R in good order.


     METHODS                                                      REQUIREMENTS
CALL US               - Call Investor Services during normal business hours on any business day.
                      - This service is only available for those accounts which are non-qualified and non-tax deferred:
                           1. The amount requested is $500 or more per account.
                           2. The amount is less than $50,000 in aggregate.
                           3. The proceeds are to be mailed to the address of record or electronically transferred to the bank account indicated on your fund account.
                           4. There has been no change of address for either you or your bank for 30 days.
                           5. The account has Telephone Redemption privileges.
                           6. The security procedures discussed in this guide have been met.
                           7. There are no outstanding certificate shares on the account.
                      - All authorized requests received before 3:00 p.m. Central Time on regular trading days will be processed at that day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
                      - We can either:
                           -- wire the proceeds the next business day into your bank account of record (service charges may apply)
                           -- electronically transmit the proceeds to your bank account of record via the ACH service
                           -- mail you a check to the address of record
                      - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe to be genuine. (Refer to "Security Procedures" later in this guide.)
                      - See exceptions below for requests that must be made in writing.
                      - A $20.00 fee is charged for redemptions by wire under $10,000.
                      - To redeem from a tax-deferred account, call Investor Services for a special withdrawal form.

WRITE US              - You can mail a redemption request to the appropriate address listed on the first page of this guide.
                      - Your letter of instruction must:
                           -- list your account number, the fund name and fund number
                           -- indicate the number of shares or dollar value you wish to redeem
                           -- be signed by the registered owner(s)
                           -- include any outstanding share certificates issued prior to January 1, 1999
                           -- include special withdrawal forms for tax deferred accounts
                      - Refer to "Signature Guarantee" below for requests that must be signature guaranteed.

FAX US                You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets requirements under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central
                      Time on regular trading days to receive that day's closing price.

SELL YOUR             You may also redeem your shares by coming to SM&R's home office, and deliver your request in person prior
SHARES IN             to 3:00 p.m. Central Time on regular trading days to receive that day's closing price.
PERSON

SYSTEMATIC            You can withdraw money automatically from your fund account on a monthly, quarterly, semi-annual, and
WITHDRAWAL            annual basis -- without redemption fees -- on or about the 20th of the month and if:
PLAN (SWP)                 -  Your account value is $5,000 or more
                           -  You complete the relevant section of the application
                           -  The withdrawal can be mailed to you at your address of record, or deposited directly to your bank account via ACH
                           -  The minimum withdrawal is $50 per month.
                           -  If a percent is elected, the maximum amount is 1% of your account per month or 12% annually.
                      To obtain proper forms, contact Investor Services.
                      See "Important Facts About Redeeming" later in this guide for more information.

PAYMENT OF REDEMPTION PROCEEDS


Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Mailing of redemptions of shares recently purchased by a personal check, payroll deduction, direct bill or ACH transfer (discussed later in this guide) will generally be delayed for up to fifteen (15) business days to allow the check or transfer to clear. However, this time period may be extended depending on the payment method.


We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS   Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

UGMA OR UTMA                  Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by the state in which the UGMA or UTMA was established.

SOLE PROPRIETOR, GENERAL      Written instructions must be signed by an authorized individual in his/her
PARTNER                       capacity as it appears on the account registration.

CORPORATION, ASSOCIATION      Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

TRUST                         Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account application, a current certificate of incumbency dated within 60 days must also be submitted.

IRA OR TSA                    A special withdrawal form must be signed by the account owner, and you
(INCLUDES ALL TYPES OF IRAs)  may obtain this form by contacting Investor Services at the number on the first page of this guide. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the
                              10% additional tax on early distributions. In addition, TSA's will have a 20%
                              mandatory withholding tax applied to all distributions if the account owner is under 70 1/2.

EXECUTORS OF SHAREHOLDER      Written instructions must be signed by the executor. A copy of the order
ESTATES                       appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

SIGNATURE GUARANTEE


To protect you and the funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The Fund, or its transfer agent, reserves the right to require that each named individual on an account provide a signature guarantee.

The following circumstances require a signature guarantee:

- Redemptions from one or more of the Funds total $50,000 or more

- You want the proceeds sent to an address other than the address currently appearing on your account

- You want the proceeds sent to a bank account not listed on your account

- You want the proceeds payable to anyone other than the registered owner(s) of the account

- Either your address or the address of your bank account has been changed within 30 days

- The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:

    Corporate accounts: certified copy of corporate resolution

    Fiduciary accounts: copy of the power of attorney or other governing document

- The Funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in the prospectus for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in the same class of the same fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax adviser to determine any

[SIDENOTE]

WHO CAN PROVIDE A SIGNATURE GUARANTEE:

     - Commercial Bank

     - Trust Company

     - Savings Association

     - Credit Union

     - Member of Medallion Program

     - Member of a U.S. Stock Exchange

     - Authorized SM&R Representatives

     NOTARY PUBLIC NOT ACCEPTABLE
  possible tax ramifications of such a transaction. Each fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:


     (1) your letter of instruction or a stock power specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock power must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;


     (2)  any required signature guarantees (see "Signature Guarantees" above);
          and

     (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

     (1)  death of the employee;

     (2)  termination of service with the employer; or

     (3)  retirement of employee.

CHECK WRITING OPTION. Check writing is available in the Money Market Fund (Class
  A only) to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on any tax-deferred accounts (IRAs, TSAs, etc.). Shareholders desiring this option must complete the check writing option signature card on the application. After obtaining specimen signatures and the fully executed card, SM&R will order checks and forward to you at the address of record. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment.

  When a check is presented for payment, SM&R as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will not be honored and returned to the payee and the shareholder may be subject to extra charges as a result.

  Primary Fund shareholders with check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.


  This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook by SM&R free of charge. There will be a $5 fee for reorders. Shareholders will be allowed to write ten (10) checks free each calendar quarter. You may be charged $1.00 for each check written over the 10 check limit. All checkbooks MUST be ordered through SM&R. Please do not use outside vendors to produce your Money Market or Primary Fund checkbooks. ADDITIONALLY, A CHECK CANNOT BE USED TO CLOSE OUT YOUR MONEY MARKET OR PRIMARY FUND ACCOUNT. Refer to the "How to Redeem Shares" section on page 38 or call our Investor Services Department.


REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if the value of the account is below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS:

You may also purchase or sell shares of the funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. If you utilize a Processing Organization the funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the funds offer other services and plans described below. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax adviser.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts between $500 and $50,000. Through this service, you will be able to purchase additional shares for a fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS. Additionally, a shareholder account cannot be closed out by Telephone Redemption. Refer to the section "How to Redeem Shares" on page 38 or call our Investor Services Department.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS

  The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

     (i)   the name of the fund or funds;
     (ii)  all digits of the account number;
     (iii) the exact name and address used in the registration(s); and
     (iv) the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

VOICE RESPONSE UNITS

The SM&R Investor Hotline, an automated telephone service, allows you unlimited, 24-hour access to your SM&R mutual fund accounts. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

For additional restrictions refer to "Exchange Privilege" below.


AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any fund at net asset value. In order for dividends to be paid out in cash, your account balance must be at least $5,000. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions into another fund in the same class of shares.


  You must comply with the following requirements to invest your dividends and distributions in shares of another fund:

     (1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) the fund receiving the dividend must have an account balance of at least $500.

     (2) Both accounts must have identical registration information, that is they cannot be in different names; and

     (3) You must have elected, in writing, to reinvest dividends into another fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer. For qualified and tax deferred accounts, all investments are reported on a calendar year basis.

GROUP SYSTEMATIC INVESTMENT PLAN. SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants or a minimum of $150.00 under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per account ($100 for the Primary
  Fund). Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in the funds, you may be permitted to exchange shares that you own for shares of another fund without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND AND A PARTICULAR CLASS IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.


  You may exchange Class A and Class B shares that you own in the SM&R Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund. You also may exchange your Class A or Class B shares for shares of the Primary Fund or Money Market Fund, subject to two conditions:


     - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more, and 6 years in the case of Class B share purchases of the SM&R Equity Funds, and 4 years in the case of Class B share purchases of the SM&R Fixed Income Funds, and

     - you meet any minimum investment requirement for the shares you wish to acquire.


  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Growth Fund. You then exchange such Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.


   Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

     (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

     (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

     (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

     (d)  the minimum dollar amount of a telephone exchange is $500;

     (e)  SM&R must have received full payment for the shares being exchanged;

     (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

     (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and

     (h) you have received a prospectus for the fund shares you receive in the exchange.


You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vice versa. You may exchange shares you own in the Primary Fund or Money Market Fund for Class A or Class T shares of another fund, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Primary Fund or Money Market Fund for Class B shares of another fund.


The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISER FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund, the purchase date of the original investment will be used to determine the appropriate conversion date.

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND TAXABILITY. To avoid taxation of the funds, the IRS Code requires each fund to distribute net income and any capital gains realized on its investments annually. A fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

  Dividends you receive from the SM&R Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

  The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

                                  DIVIDENDS                 CAPITAL GAINS
                                   DECLARED                      PAID
-------------------------------------------------------------------------
GROWTH FUND                  June and December                 December

EQUITY INCOME FUND    March, June, September, December         December

BALANCED FUND         March, June, September, December         December

GOVERNMENT BOND FUND             Monthly                       December

TAX FREE FUND                    Monthly                       December

PRIMARY FUND                Daily paid Monthly                 December

DISTRIBUTIONS EFFECT ON NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and Capital Gains Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.


BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 30% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.


TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax adviser concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOUSEHOLD MAILINGS. Each year you are automatically sent an updated prospectus, and annual and semi-annual reports for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

RIGHTS RESERVED BY THE FUND. The Fund reserves the right:

     - to waive, lower, or raise investment minimums;

     - to accept initial purchases by telephone from a registered representative;

     - to refuse any purchase order;

     - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

     - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;

     - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

     - to not act on instructions believed not to be genuine; or


     - to otherwise modify the conditions of purchase and any services at any time.

                                    APPENDIX
                  (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE (NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
        - Leading market positions in well-established industries.
        - High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL PAPER):

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS: HIGH GRADE

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1 High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

[SM&R LOGO]

                                 PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information -- INFORMATION ABOUT YOU THAT IS NOT PUBLICLY AVAILABLE -- we may collect, how we use it and how we protect your privacy.

PRIVACY POLICY HIGHLIGHTS

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

- Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

-  Information about transactions with us, our affiliates and third parties.

- Information from others such as credit reporting agencies, employers and federal and state agencies.

-  Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

SHARING OF NONPUBLIC PERSONAL INFORMATION

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

- affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

- other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

CONFIDENTIALITY, SECURITY, AND INTEGRITY

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INDEPENDENT SM&R REPRESENTATIVES

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

UPDATING AND CORRECTING YOUR PERSONAL ACCOUNT INFORMATION

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

PRIVACY POLICY CHANGES

We reserve the right to change any of their privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., SM&R Mutual Funds, American National Insurance Company and Comprehensive Investment Services.

                           NOT PART OF THE PROSPECTUS

                                      NOTES

                      FOR MORE INFORMATION ABOUT THE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).

The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.

The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS

You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

SECURITIES MANAGEMENT AND RESEARCH, INC.
P.O BOX 58969
HOUSTON, TEXAS 77258-8969
TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
           1-281-334-2469 (COLLECT)

PUBLIC INFORMATION

You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

* Not offered in this prospectus.

SM&R EQUITY FUNDS:

   SM&R ALGER TECHNOLOGY FUND*

   SM&R ALGER AGGRESSIVE GROWTH FUND*

   SM&R ALGER SMALL-CAP FUND*

   SM&R ALGER GROWTH FUND*

   SM&R GROWTH FUND

   SM&R EQUITY INCOME FUND

   SM&R BALANCED FUND

SM&R FIXED INCOME FUNDS:

   SM&R GOVERNMENT BOND FUND

   SM&R TAX FREE FUND

   SM&R PRIMARY FUND

   SM&R MONEY MARKET FUND*

                                                              Investment Company

Form 9099 (12/03)                                              File No. 811-6477

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 31, 2003


                             SM&R INVESTMENTS, INC.
                               FIXED INCOME FUNDS
                                  EQUITY FUNDS

                                                              SM&R EQUITY FUNDS:

                                                             CLASS A AND CLASS B
                                                      SM&R ALGER TECHNOLOGY FUND
                                               SM&R ALGER AGGRESSIVE GROWTH FUND
                                                       SM&R ALGER SMALL-CAP FUND
                                                          SM&R ALGER GROWTH FUND

                                                   CLASS A, CLASS B, AND CLASS T
                                                                SM&R GROWTH FUND
                                                         SM&R EQUITY INCOME FUND
                                                              SM&R BALANCED FUND

                                                        SM&R FIXED INCOME FUNDS:

                                                   CLASS A, CLASS B, AND CLASS T
                                                       SM&R GOVERNMENT BOND FUND
                                                              SM&R TAX FREE FUND


                                                                    SINGLE CLASS
                                                               SM&R PRIMARY FUND
                                                          SM&R MONEY MARKET FUND



Mailing Address:  P.O. Box 58969
                  Houston, Texas 77258-8969
Street Address:   2450 South Shore Boulevard, Suite 400
                  League City, Texas 77573



    This Statement is NOT a prospectus, but should be read in conjunction with the funds' current prospectus or prospectuses dated December 31, 2003 that is relevant to the class or classes of shares you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). To obtain a Prospectus contact your registered representative, broker-dealer, financial intermediary, or Securities Management and Research, Inc. ("SM&R"), at the address noted above, or by calling:


                      Investor Services
                      Telephone Number: (281) 334-2469
                      Toll Free 1-(800) 231-4639

    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Company or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

    Terms not defined herein have the same meaning as given to them in the Prospectuses.

                               TABLE OF CONTENTS


THE COMPANY.........................................................................    1
INVESTMENT OBJECTIVES AND POLICIES..................................................    3
    INVESTMENT TECHNIQUES APPLICABLE TO ONE OR MORE OF THE FIXED INCOME FUNDS.......    5
    INVESTMENT TECHNIQUES APPLICABLE TO ONE OR MORE OF THE EQUITY FUNDS.............   21
PORTFOLIO TURNOVER..................................................................   33
MANAGEMENT OF THE COMPANY...........................................................   35
REMUNERATION OF DIRECTORS...........................................................   40
POLICY REGARDING PERSONAL INVESTING.................................................   42
PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES.............................   42
PROXY VOTING POLICIES...............................................................   43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................................   81
CONTROL AND MANAGEMENT OF SM&R......................................................   83
INVESTMENT ADVISORY AGREEMENTS......................................................   84
ADMINISTRATIVE SERVICE AGREEMENTS...................................................   87
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.....................................   91
DESCRIPTION OF FUND SHARES..........................................................   94
PURCHASE, REDEMPTION, AND PRICING OF SHARES.........................................   96
    DETERMINATION OF NET ASSET VALUE................................................   97
    DETERMINATION OF OFFERING PRICE.................................................  100
    REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)...  103
    REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CLASS B SHARES)...  105
    FUND AND CLASS EXPENSES.........................................................  107
SHAREHOLDER SERVICING AND DISTRIBUTION PLANS........................................  107
SPECIAL PURCHASE PLANS..............................................................  109
REDEMPTION..........................................................................  111
TAXES...............................................................................  112
SYSTEMATIC WITHDRAWAL PLAN..........................................................  116
THE UNDERWRITER.....................................................................  117
CUSTODIAN...........................................................................  120
TRANSFER AGENT AND DIVIDEND PAYING AGENT............................................  121
COUNSEL.............................................................................  121
AUDITORS AND FINANCIAL STATEMENTS...................................................  121
PERFORMANCE AND ADVERTISING DATA....................................................  122
PERFORMANCE MEASURES................................................................  127

                                  THE COMPANY

    SM&R Investments, Inc. (the "Company") was incorporated under the laws of Maryland on November 6, 1991. The Company changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998.

    The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company, commonly called a "mutual fund." This registration does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Company's management or its investment policies or practices. It currently offers the following funds (each a "Fund," collectively the "Funds"):

    - SM&R ALGER TECHNOLOGY FUND (the "Alger Technology Fund");

    - SM&R ALGER AGGRESSIVE GROWTH FUND (the "Alger Aggressive Growth Fund");

    - SM&R ALGER SMALL-CAP FUND (the "Alger Small-Cap Fund");

    - SM&R ALGER GROWTH FUND (the "Alger Growth Fund");

    - SM&R GROWTH FUND (the "Growth Fund");

    - SM&R EQUITY INCOME FUND (the "Equity Income Fund");

    - SM&R BALANCED FUND (the "Balanced Fund");

    - SM&R GOVERNMENT BOND FUND (the "Government Bond Fund");

    - SM&R TAX FREE FUND (the "Tax Free Fund");

    - SM&R PRIMARY FUND (the "Primary Fund"); and

    - SM&R MONEY MARKET FUND (the "Money Market Fund").

    The Government Bond Fund, the Tax Free Fund, the Primary Fund, and the Money Market Fund are collectively referred to as the "Fixed Income Funds."

    The Growth Fund, the Alger Growth Fund, the Alger Aggressive Growth Fund, the Equity Income Fund, the Balanced Fund, the Alger Small-Cap Fund, and the Alger Technology Fund are collectively referred to as the "Equity Funds."

    The Growth Fund, Equity Income Fund, and Balanced Fund were added as separate series of the Company effective December 31, 2000. Previously, these Funds existed as stand-alone mutual funds, organized and operated as separate legal entities, Maryland corporations. These Funds are "clones" of and successors to the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc. (the "Predecessor Funds"). On December 31, 2000, the Predecessor Funds became series of the Company (the "Conversion"). At such time, the SM&R Growth Fund, Inc. became the Growth Fund; the SM&R Equity Income
Fund, Inc. became the Equity Income Fund; and the SM&R Balanced Fund, Inc. became the Balanced Fund. These Funds carry on the business of and have investment objectives, investment strategies, techniques and restrictions materially the same as their corresponding Predecessor Funds.

Keep in mind when reading this Statement of Additional Information that data shown for the Growth Fund, Equity Income Fund, and Balanced Fund prior to December 31, 2000 are data of the corresponding Predecessor Funds.

    The Alger Growth Fund, the Alger Small-Cap Fund, the Alger Aggressive Growth Fund, and the Alger Technology Fund (collectively the "Alger Funds") were added as new series of the Company on September 1, 2000.

    The Government Bond Fund, the Tax Free Fund, the Growth Fund, the Equity Income Fund, and the Balanced Fund are each divided into three classes of shares (the "Classes") of common stock designated as:

    - Class T (existing shareholders and certain designated persons);

    - Class A (front-end load)

    - Class B (back-end load)

    These classes of shares have different sales charges and distribution and service (12b-1) fee structures. Multiple Class Plans were adopted for these Funds pursuant to Rule 18f-3.


    The Alger Funds are divided into two Classes: Class A (front-end load) and Class B (back-end load). These classes have different sales charges and distribution fee structures. Multi-Class Plans were adopted for the Alger Funds pursuant to Rule 18f-3.



    The Primary Fund and the Money Market Fund do not have separate classes; they are single-class funds.

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund's investment objective and the following fundamental investment limitations can not be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or
(ii) more than 50% of the outstanding voting securities of the Fund.

    DIVERSIFICATION. With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    INDUSTRY CONCENTRATION. A Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Alger Technology Fund.

    The Alger Technology Fund may not purchase or sell the securities of any issuer, if as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

    BORROWING. A Fund may not borrow money, except (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) a Fund may purchase securities on margin to the extent permitted by applicable law, and (e) a Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

    LOANS. A Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies;
(b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

    UNDERWRITING. A Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

    REAL ESTATE. A Fund may not purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    COMMODITIES. A Fund may not invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    SENIOR SECURITIES. A Fund may not issue senior securities to the extent such issuance would violate applicable law.

    TAX-EXEMPT SECURITIES (TAX FREE FUND ONLY). The Tax Free Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax.

    The above mentioned investment limitations are considered at the time investment securities are purchased.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

    Certain of the Funds have the non-fundamental investment limitations described below. These limitations may not be changed without providing the shareholders of the applicable Funds with at least 60 days prior notice. The word "assets", for purposes of the investment limitations discussed in this section, means net assets of the Fund plus the amount of any borrowing for investment purposes. These limitations are considered at the time investment securities are purchased.

    ALGER TECHNOLOGY FUND. The Alger Technology Fund, under normal circumstances, invests at least 85% of the value of its assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances or improvements.

    ALGER SMALL-CAP FUND. The Alger Small-Cap Fund, under normal circumstances, invests at least 80% of the value of its assets in the equity securities of small capitalization companies, as defined in the Prospectus.

    GOVERNMENT BOND FUND. The Government Bond Fund, under normal circumstances, invests at least 80% of the value of its assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

INVESTMENT TECHNIQUES APPLICABLE TO ONE OR MORE OF THE FIXED INCOME FUNDS

    LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Government Bond Fund may lend its portfolio securities to broker-dealers and other financial institutions, to a maximum of 10% of the value of its net assets at the time of the most recent loan. Such loans must be callable at any time and continuously secured by cash collateral equal at all times to at least 102% of the market value of the securities loaned, including accrued interest.

    The market value of the securities loaned shall be monitored daily, and the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral. Cash collateral shall be invested in short-term instruments that are sufficiently liquid to provide for repayment upon demand (such as bank letters of credit, U.S. Government Obligations, or other cash equivalents). Cash or instruments collateralizing the Fund's loans of securities will be segregated and maintained at all times with SM&R, the Funds' custodian, in an amount at least equal to the current market value of the loaned securities. The Government Bond Fund will receive amounts equal to earned income for having made the loan.

    The Government Bond Fund will be the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Government Bond Fund and its shareholders. Thus, when a loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer or other financial institution, the Government Bond Fund will take into account the creditworthiness of such borrower and will monitor such creditworthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Government Bond Fund may pay placing brokers' fees in connection with loans of its portfolio securities.

    In lending its portfolio securities, the Government Bond Fund is subject to the risk that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In that event, the borrower may fail to return the loaned securities while the cash collateral is insufficient to purchase the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Government Bond Fund would be an unsecured creditor with respect to such shortage and might not be able to recover any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

    The Government Bond Fund will not lend securities to broker-dealers affiliated with SM&R. This restriction will not affect the ability of the Fund to maximize its securities lending opportunities.

    U.S. TREASURY SECURITIES. Each of the Fixed Income Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    U.S. GOVERNMENT OBLIGATIONS. Each of the Fixed Income Funds may invest in direct or implied obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). These U.S. Government Obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations. In addition, obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank may be satisfied only by the individual credit of the issuing agency. Investments in Freddie Mac, Fannie Mae, and other obligations may include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits issued or guaranteed by such entities.

    In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Company must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Government Bond Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages.

    The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagors at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond Fund at a premium would result in capital losses.

    The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

    INFLATION-INDEXED BONDS. The Government Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

    If the periodic adjustment rate measuring inflation falls, the principal value of inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the Fund may be forced to liquidate positions when it would not be advantageous to do so.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    COLLATERALIZED OBLIGATIONS. The Government Bond Fund and the Money Market Fund each may invest a portion of its assets in collateralized mortgage obligations or "CMOs" issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government Obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    The Government Bond Fund and the Money Market Fund will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yields while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

    Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

    The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

    The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    MORTGAGE PASS-THROUGH SECURITIES. Additionally, the Government Bond Fund may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

    OTHER ASSET-BACKED SECURITIES. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

    Consistent with the Government Bond Fund's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

    MUNICIPAL SECURITIES. The Tax Free Fund intends under normal market conditions to invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income taxes.

    As used in the Prospectuses and this Statement of Additional Information, the term "municipal securities" means obligations including municipal bonds and notes and tax exempt commercial paper issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax Free Fund or any of the investment restrictions to which the Tax Free Fund is subject, the Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of SM&R, will contribute to the attainment of the Fund's investment objective. Such combination of municipal securities may vary from time to time. Discussed below are the major attributes of the various municipal and other securities in which the Tax Free Fund may invest.

    The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgment of SM&R will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

    The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings.

Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade.

    Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

    GENERAL OBLIGATION BONDS -- Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    REVENUE BONDS -- The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    Industrial Development Bonds are, in most cases, revenue bonds and are issued for or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facilities user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Tax Free Fund will purchase Industrial Revenue Development Bonds only to the extent the interest paid is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds.

    Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

    TAX ANTICIPATION NOTES ("TANS") -- TANS are issued to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES ("RANS") -- RANS are in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

    BOND ANTICIPATION NOTES ("BANS") -- BANS are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

    CONSTRUCTION LOAN NOTES -- Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

    TAX-EXEMPT COMMERCIAL PAPER (SHORT-TERM DISCOUNT NOTES) -- Tax Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

    Variable or Floating Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Tax Free Fund will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by the Board to minimize credit risks. Any VRDN must be of high quality as determined by SM&R and subject to review by the Board with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument.

    Defeased bonds or escrow secured bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from Moody's and S&P. The Tax Free Fund will purchase escrow secured bonds without additional insurance only when the escrow is invested in U.S. government securities backed by the full faith and credit of the U.S. government.

    Insured bonds are secured by the issuer's revenues and also are backed by insurance policies written by commercial insurance companies. Issuers of municipal bonds enter into a contractual agreement with an insurance company to pay the bondholder any principal and interest that is due on a stated maturity date which has not been paid by the issuer. Once issued, this default insurance usually extends for the term of the issue and cannot be canceled by the insurance company. The bondholder who has not received payments for principal or interest on the stated due dates for the insured bond must notify the insurance company and surrender any unpaid bonds and coupons for payment of the face amount of the insured principal and interest. The commercial insurance companies represent some of the largest and financially strongest insurance companies in the United States. The Tax Free Fund may purchase insured municipal bonds as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's).

    Although insured municipal bonds sell at yields lower than they would without the insurance, they tend to have yields higher than Aaa/AAA-rated noninsured municipal bonds.

    In addition, other types of municipal securities similar to the above described municipal bonds and municipal notes are, or may become available. For the purpose of the Company's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

    RISKS RELATING TO MUNICIPAL SECURITIES. There can be no assurance that the Tax Free Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

    The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification. In general, defeased bonds and insured bonds will not be treated as an obligation of the original municipality for purposes of determining diversification.

    The ratings of Moody's, Standard & Poor's, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

    The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

    Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

    In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

    TAXABLE SECURITIES. Each of the Fixed Income Funds, except the Tax Free Fund, invests primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income. Under normal market conditions, the Tax Free Fund may invest up to 20% of its net assets in taxable securities, and may invest a greater percentage of its net assets in taxable securities under extraordinary circumstances as a temporary defensive measure.

    Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax Free Fund are restricted to:

    U.S. Government Obligations, which consist of obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

    Corporate Debt Securities which at the date of the investment are rated A or higher by Moody's, Standard & Poor's, or Fitch.

    Commercial Paper which at the date of the investment is rated P-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's and Standard & Poor's.

    Bank Obligations, which include certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have a capital, surplus and undivided profits of $1 billion as of the date of their most recently published financial statements (See "Certificate of Deposits" below).

    REPURCHASE AGREEMENTS. Each of the Fixed Income Funds may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board. Under a repurchase agreement, a Fund will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Fund's holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In these transactions, the securities purchased shall have an initial total value in excess of the value of the repurchase agreement.

    The custodian for a Fund purchasing such repurchase agreement will hold the securities underlying such repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. If the seller defaults or becomes insolvent, the Fund could realize delays, costs or a loss in asserting its rights to, or in liquidating, the collateral in satisfaction of the seller's repurchase agreement. The Fixed Income Funds will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Funds may enter into such repurchase agreements. Such arrangements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Fund will purchase repurchase agreements maturing more than seven (7) days after such purchase.

    RATINGS. If the rating of a security purchased by a Fixed Income Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by one of the Fixed Income Funds ceases to be rated, neither event will require the sale of the security. However, the adviser will consider any such event in determining whether the Fund should continue to hold the security. Any security held by the Tax Free Fund which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Government Bond Fund and Tax Free Fund each may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Fund to the issuer and no interest accrues to the Fund. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

    Because the Government Bond Fund and Tax Free Fund each relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Government Bond Fund or Tax Free Fund is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Fund or Tax Free Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Fund's or Tax Free Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent either Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FOREIGN DEBT SECURITIES. The Government Bond Fund may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

    Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Government Bond Fund, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds also are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

    ILLIQUID SECURITIES. Each of the Funds may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

    CERTAIN INVESTMENT GRADE OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision.

Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Money Market Fund may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

    FOREIGN RISK FACTORS. Obligations of foreign branches of U.S. banks are subject to somewhat different risks than those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of U.S. banks and U.S. branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Such obligations are not traded on any national securities exchange. While the Primary Fund does not presently invest in obligations of foreign branches of United States banks, it may do so in the future. Investments in such obligations will not be made in excess of 10% of the Primary Fund's total assets and will be made only when SM&R believes the risks described above are minimal.

    MONEY MARKET FUND INVESTMENTS. Pursuant to the 1940 Act, the Money Market Fund may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

    - A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

    - A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

    If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Fund currently does not intend to invest in unrated securities.

    SM&R has the responsibility of determining that each investment by the Money Market Fund presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

    The Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided, however, that the Fund will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

    The Money Market Fund will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that
(1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations;
(2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or
(4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

    Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Fund has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Fund may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Fund has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and
(2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

    The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

    ZERO COUPON BONDS. The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Their value as investments consists of the difference between their face value at the time of maturity and the price for which they are acquired, which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Government Bond Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    PRIMARY FUND INVESTMENTS. In addition to its investment in commercial paper, as described in the Prospectus, the Primary Fund may also invest in
(i) U.S. Government Obligations; (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of investment are rated "A" or higher by a nationally recognized statistical rating organization; (iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks, which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion; and
(iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

INVESTMENT TECHNIQUES APPLICABLE TO ONE OR MORE OF THE EQUITY FUNDS

    U.S. GOVERNMENT OBLIGATIONS. The Equity Funds may invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority,

The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

    The Funds' adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the credit risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Fund's liquidity on a short-term basis during adverse and unusual market conditions.

    INVESTMENT IN COVERED CALL OPTIONS. Although there is no present intent to do so, the Balanced Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Balanced Fund's assets are subject to call options. A covered call option is an option on a security which the Balanced Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Balanced Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Balanced Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Balanced Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Balanced Fund's management believes that such premiums will maximize the Balanced Fund's return without subjecting it to substantial risks.

    The Balanced Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Balanced Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Balanced Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Balanced Fund's portfolio against which a call option has been written, the Balanced Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Balanced Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.

    The premium received by the Balanced Fund upon writing a call option will increase the Balanced Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Balanced Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

    REPURCHASE AGREEMENTS. Each of the Equity Funds may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument or U.S. Government security for a relatively short period (usually not more than one week) subject to an obligation of the seller, generally a bank or dealer, to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. A Fund might also incur disposition costs in liquidating the collateral. SM&R, or Fred

Alger Management, Inc. ("Alger Management", the Alger Funds' investment sub-advisor) in the case of the Alger Funds, reviews the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Growth Fund, Equity Income Fund, and the Balanced Fund will purchase only repurchase agreements maturing in seven
(7) days or less.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore the realization by that Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

    LENDING OF SECURITIES. Although there is no present intent to do so, the Balanced Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Balanced Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Balanced Fund. The Balanced Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Balanced Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Balanced Fund at any time, and (d) the Balanced Fund receive reasonable interest on the loans (which may include the Balanced Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

    Each Alger Fund may lend securities to brokers, dealers and other financial organizations. The Alger Funds will not lend securities to Alger Management or its affiliates or to SM&R or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Alger Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Company's Board of Directors must terminate the loan and regain the right to vote the securities. A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

    The principal risk of lending is the potential insolvency of the borrower. In this event, the Balanced Fund or Alger Funds could experience delays in recovering their securities and possible capital loss.

    COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    ILLIQUID SECURITIES. The Growth Fund, the Equity Income Fund, the Balanced Fund, the Alger Aggressive Growth Fund, and the Alger Technology Fund may each invest up to 15% of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if these securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Fund's net assets could be adversely affected. The Alger Growth Fund and Alger Small-Cap Fund will not invest more than 10% of their net assets in illiquid securities. Restricted securities that are determined by the Company's Board of Directors to be liquid are not subject to this limitation.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, the Equity Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under
Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be liquid under procedures adopted by the Board. The Board has delegated to SM&R (and SM&R has delegated to Alger Management for the Alger Funds) the responsibility to determine the liquidity of restricted securities pursuant to Rule 144A. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

    CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Alger Growth Fund, Alger Small-Cap Fund, and Alger Aggressive Growth Fund will not invest in any debt security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, the Alger Funds' investment sub-adviser, of an investment quality comparable to other debt securities which may be purchased by the Alger Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

    AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the SEC and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.

    FOREIGN BANK OBLIGATIONS. Investments by the Alger Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

    SHORT-TERM CORPORATE DEBT SECURITIES. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

    VARIABLE RATE MASTER DEMAND NOTES. The Alger Funds may invest in variable rate master demand notes. These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, a Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

    FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES. Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Funds will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements. Such transactions may be employed by the Alger Funds.

    WARRANTS AND RIGHTS. Each Alger Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

    PORTFOLIO DEPOSITARY RECEIPTS. To the extent otherwise consistent with its investment policies and applicable law, each of the Funds (except the SM&R Money Market Fund), may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Funds (except the Money Market Fund) may invest in Standard & Poor's Depositary
Receipts-Registered Trademark- (SPDRs)-Registered Trademark-, issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary
Receipts-Registered Trademark- (MidCap SPDRs)-Registered Trademark-, similarly linked to the S&P MidCap 400 Index.

    SHORT SALES. Each Alger Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

    OPTIONS (ALGER AGGRESSIVE GROWTH FUND AND ALGER TECHNOLOGY FUND). These Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes in attempt to increase gain or in attempt to hedge against the risk of unfavorable price movements, although, these Funds do not currently intend to rely on these strategies extensively, if at all.

    A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

    These Funds will not sell options that are not covered. A call option written by one of these Funds on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If one of these Funds has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

    A Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund would realize a loss from a closing transaction if the price of the transaction were less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that a Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

    In addition to options on securities, these Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index, and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a Fund is obligated, in return for the premium received, to make delivery of this amount. A Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

    Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

    Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

    Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by these Funds in put and call options, there can be no assurance that the Funds will succeed in any option trading program they undertake.

    The Alger Technology Fund may purchase and sell (write) put and call options on securities and stock indexes only if such options are exchange-traded or traded on an automated quotation system of a national securities association. The Alger Technology Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

    STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES (ALGER AGGRESSIVE GROWTH FUND AND ALGER TECHNOLOGY FUND). If these Funds utilize these investments, they will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

    A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Funds may use index futures as a substitute for a comparable market position in the underlying securities.

    If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, a Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

    An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

    A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

    A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    BORROWING (ALGER AGGRESSIVE GROWTH FUND AND ALGER TECHNOLOGY FUND). These Funds may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of a Fund's shares will decrease faster than would otherwise be the case. These Funds may also borrow from banks for temporary or emergency purposes. These Funds are required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    FOREIGN SECURITIES. Each of the Alger Funds may invest up to 20% of the value of its total assets in foreign securities (not including American Depository Receipts, American Depository Shares, or U.S. Dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration of economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to a Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

    The Alger Funds may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, may of the risks associated with foreign securities may also apply to ADRs and ADSs.

    MONEY MARKET INSTRUMENTS. In order to afford the Alger Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper, and repurchase agreements) and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other mutual funds with similar investment objectives.

                               PORTFOLIO TURNOVER

    Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of a Fund's portfolio securities, excluding securities whose maturities at the time of purchase are one (1) year or less. A 100% portfolio turnover rate would occur, for example, if all of a Fund's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Funds, with the exception of the Primary Fund and the Money Market Funds, be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Fund are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.


    The portfolio turnover rates for the Funds for the past two fiscal years are as follows:



                                                      YEAR ENDED         YEAR ENDED
                                                   AUGUST 31, 2003    AUGUST 31, 2002
                                                   ----------------   ----------------
Government Bond Fund.............................        99.26%             25.87%
Tax Free Fund....................................        18.23%              8.80%
Primary Fund.....................................            0%                 0%
Growth Fund......................................        22.97%             41.74%
Equity Income Fund...............................         7.57%             30.99%
Balanced Fund....................................        23.83%             25.80%
Alger Technology Fund............................       291.66%            301.01%
Alger Aggressive Growth Fund.....................       179.56%            177.62%
Alger Small-Cap Fund.............................       131.48%            176.50%
Alger Growth Fund................................       222.55%            180.20%

                           MANAGEMENT OF THE COMPANY

    The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Company who are responsible for administering day-to-day operations of the Company.

OFFICERS AND DIRECTORS OF THE FUND

    Information about each of the officers and directors of the Company is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Company, as defined in the 1940 Act, are indicated by the appropriate heading.

INDEPENDENT DIRECTORS


                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                               FUND COMPLEX
                         POSITION(S) HELD  AND LENGTH OF             PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME, ADDRESS, AND AGE      WITH FUND       TIME SERVED                DURING PAST 5 YEARS                DIRECTOR
----------------------   ----------------  --------------   ------------------------------------------  -------------
Ernest S. Barratt,       Director          Indefinite       Marie B. Gale Centennial Professor in           19*
Ph.D.                                      Since 8/90       Psychiatry, Cognitive Neuroscience
2450 South Shore Blvd.,                                     Laboratory, Department of Psychiatry and
League City, TX 77573    Audit Committee   Indefinite       Behavioral Sciences, University of Texas
Age 78                                     Since 12/97      Medical Branch

Edwin K. Nolan           Director          Indefinite       Investor and Attorney, Law Offices, Edwin       19*
2450 South Shore Blvd.,                    Since 11/97      K. Nolan, P.C.
League City, TX 77573                                       Director/Owner of Canyon Lake
Age 60                   Nominating        Indefinite       Aviation, Inc.
                         Committee         Since 11/00      Director of Hancock Mini Mart, Inc.
                         Audit Committee   Indefinite
                                           Since 11/03

Robert V. Shattuck       Director          Indefinite       Attorney, Law Offices, Robert V. Shattuck,      19*
2450 South Shore Blvd.,                    Since 11/97      Jr.
League City, TX 77573
Age 62                   Nominating        Indefinite
                         Committee         Since 11/00

Donald P. Stevens        Director          Indefinite       Assistant to the President for                  19*
2450 South Shore Blvd.,                    Since 9/00       Governmental Relations of the University
League City, TX 77573                                       of Texas Medical Branch, Galveston, TX
Age 56                   Nominating        Indefinite       Vice President and Director, Jamail
                         Committee         Since 11/00      Galveston Foundation (a family charitable
                                                            foundation)

Steven H. Stubbs         Director          Indefinite       President and Director of Dancing Rabbit        19*
2450 South Shore Blvd.,                    Since 9/00       Press, Inc. (a publishing company)
League City, TX 77573                                       Director, Neshoba County Public Library
Age 65                   Audit Committee   Indefinite
                         Chairman          Since 8/03

Frank P. Williamson      Director          Indefinite       Retired, Owner of Professional Pharmacy         19*
2450 South Shore Blvd.,                    Since 11/97      Relief Pharmacist
League City, TX 77573
Age 71


------------------------------
* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 11 portfolios.

INTERESTED DIRECTORS

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                           TERM OF OFFICE                                                    FUND COMPLEX
                         POSITION(S) HELD  AND LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY
NAME, ADDRESS, AND AGE      WITH FUND       TIME SERVED                   DURING PAST 5 YEARS                  DIRECTOR
----------------------   ----------------  --------------   -----------------------------------------------  -------------
Michael W. McCroskey     President &       Indefinite       President, CEO, Director and member of                19*
2450 South Shore Blvd.,  Director          Since 8/94       Executive Committee of Securities Management
League City, TX 77573                                       and Research, Inc. (SM&R)^
Age 60                                                      Executive Vice President and Treasurer of
                                                            American National Insurance Company
                                                            Vice President of Garden State Life Insurance
                                                            Company^
                                                            Vice President of American National Property &
                                                            Casualty Company^
                                                            Vice President of Standard Life & Accident
                                                            Insurance Company^
                                                            Vice President of Pacific Property and Casualty
                                                            Company^
                                                            Assistant Secretary of American National
                                                            General Insurance Company^
                                                            Assistant Secretary of American National Life
                                                            Insurance Company of Texas^
                                                            Director and President of ANREM Corporation
                                                            (real estate management company)^
                                                            President and Director of ANTAC Corporation
                                                            (real estate management company)^
                                                            Director of Comprehensive Investment
                                                            Services, Inc. (investment services company)^
                                                            Vice President of Farm Family Life Insurance
                                                            Company^
                                                            Vice President of Farm Family Casualty
                                                            Insurance Company^
                                                            Vice President of United Farm Family Insurance
                                                            Company^

Lea McLeod Matthews      Director          Indefinite       Communications Specialist, National Western           19*
2450 South Shore Blvd.,                    Since 8/94       Life Insurance Company (5/02-present)
League City, TX 77573                                       Director of Garden State Life Insurance
Age 41                                                      Company^
                                                            Senior Communications Specialist, Texas
                                                            Guaranteed Student Loan Corporation (1/01-5/02)
                                                            Internal Publications Manager, Tivoli Software
                                                            4/00-1/01
                                                            Communications Consultant, Texas Association of
                                                            School Boards 8/99-4/00
                                                            Technical Writer/Publications Editor, National
                                                            Western Life Insurance Company 1/92-8/99
Ann McLeod Moody         Director          Indefinite       Housewife, Personal Investments                       19*
2450 South Shore Blvd.,                    Since 11/97      Director of Gal-Tex Hotel Corporation
League City, TX 77573                                       (hospitality and hotel management company)#
Age 66                                                      Director of Moody Gardens, Inc. (a charitable
                                                            organization)


                          INTERESTED
                           DIRECTOR
NAME, ADDRESS, AND AGE   RELATIONSHIP
----------------------   ------------
Michael W. McCroskey         (1)
2450 South Shore Blvd.,
League City, TX 77573
Age 60
Lea McLeod Matthews          (2)
2450 South Shore Blvd.,
League City, TX 77573
Age 41
Ann McLeod Moody             (3)
2450 South Shore Blvd.,
League City, TX 77573
Age 66

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                           TERM OF OFFICE                                                    FUND COMPLEX
                         POSITION(S) HELD  AND LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY
NAME, ADDRESS, AND AGE      WITH FUND       TIME SERVED                   DURING PAST 5 YEARS                  DIRECTOR
----------------------   ----------------  --------------   -----------------------------------------------  -------------

Jamie G. Williams        Director          Indefinite       Regional Grants Director, The Moody Foundation        19*
2450 South Shore Blvd.,                    Since 11/97      (a charitable foundation)
League City, TX 77573                                       Academic Language Therapist and Educational
Age 57                                                      Consultant
                                                            Director, Center for Computer Assistance to the
                                                            Disabled (C-CAD)


                          INTERESTED
                           DIRECTOR
NAME, ADDRESS, AND AGE   RELATIONSHIP
----------------------   ------------
Jamie G. Williams            (4)
2450 South Shore Blvd.,
League City, TX 77573
Age 57


------------------------------

(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").


(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.6% of the outstanding common shares of American National, and he serves as Chairman of the Board and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.5% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.
    Ms. Matthews is the daughter of Fund director Ann McLeod Moody.


(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Matthews.


(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.6% of American National, the parent of SM&R.


* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 11 portfolios.

^  Direct or indirect control by American National.

#  Under common control with American National.

OFFICERS


                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                               FUND COMPLEX
                         POSITION(S) HELD  AND LENGTH OF             PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME, ADDRESS, AND AGE      WITH FUND       TIME SERVED                DURING PAST 5 YEARS                DIRECTOR
----------------------   ----------------  --------------   ------------------------------------------  -------------
Michael W. McCroskey     President &       Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE              19
                         DirectorPARA      Since 1994
Brenda T. Koelemay       Vice              Indefinite       Vice President & Treasurer of SM&R               19
2450 South Shore Blvd.,  President &       Since 1992
League City, TX 77573    TreasurerPARA
Age 49
Teresa E. Axelson        Vice              Indefinite       Vice President & Secretary of SM&R               19
2450 South Shore Blvd.,  President &       Since 1983
League City, TX 77573    SecretaryPARA
Age 56


------------------------------

PARA   Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

    The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee. Information about each of these committees is provided below. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.


    AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors 1) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers; 2) in its oversight of the Fund's financial statements and the independent audit thereof; and 3) in acting as a liaison between the Fund's independent accountants and the Board of Directors. The Audit Committee held two meetings during the last Fiscal Year. Messrs. Barratt and Nolan serve on the committee along with Mr. Stubbs, Chairman.


    NOMINATING COMMITTEE: This committee has the responsibility of reviewing, selecting and recommending qualified nominees to the Board for all director vacancies. There were no committee meetings since there were vacancies during the last Fiscal Year. Messrs. Nolan, Shattuck and Stevens serve on this committee. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.


    The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by SM&R, owned by each Director as of December 31, 2003.



                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF        SECURITIES IN ALL REGISTERED INVESTMENT
                           EQUITY SECURITIES          COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR              IN THE FUNDS             FAMILY OF INVESTMENT COMPANIES
----------------       --------------------------  ---------------------------------------
INTERESTED DIRECTORS
Michael W. McCroskey         Over $100,000                        None
Lea McLeod Matthews           $1 - $10,000                        None
Anne McLeod Moody                 None                            None
Jamie G. Williams                 None                            None

INDEPENDENT DIRECTORS
Ernest S. Barratt,
Ph.D.                             None                            None
Edwin K. Nolan                $1 - $10,000                        None
Robert V. Shattuck,
Jr.                        $10,001 - $50,000                      None
Donald P. Stevens          $50,001 - $100,000                     None
Steven H. Stubbs              $1 - $10,000                        None
Frank Williamson                  None                            None


    The Board of Directors annually reviews the investment advisory agreements between the various Funds of the Fund and SM&R. The advisory agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the agreements or not "interested" persons (as defined in the Investment Company Act of 1940) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. In considering the investment advisory agreements, the Board of Directors did not identify any single factor as controlling or determinative, and the following summary does not discuss all factors considered. Factors considered by the Board of Directors in connection with their approval of the investment advisory contracts include the following:

THE NATURE AND QUALITY OF ADVISORY SERVICES RENDERED BY SM&R

    In examining the nature and quality of investment advisory services rendered by SM&R, the Board of Directors reviewed several matters. They reviewed the educational and business background of the portfolio managers and other key advisory personnel, and they examined SM&R's compliance with the applicable investment objectives, policies, and restrictions of the various Portfolios of the Fund, as well as compliance with applicable IRS requirements. In addition to these qualitative factors, the directors also monthly reviewed pertinent quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 year periods, or for the life of a Fund, if shorter. They also monthly compared the Funds' performance with a representative sample of comparable funds and recognized indexes. Finally, they evaluated the volatility of investment returns and the risk levels of Fund securities. Lastly, the Board of Directors requested and reviewed an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints.

SM&R'S PROFITABILITY IN PROVIDING ADVISORY SERVICES

    The Board of Directors reviewed profitability reports on the Fund, provided by the Fund's Treasurer, including descriptions of the nature and amount of any indirect benefits that SM&R received attributable to its performance of services for the Fund, including brokerage transaction matters and commissions to SM&R or affiliates for the sale of variable insurance contracts funded by the Fund. The Board of Directors also considered the appropriateness of the method by which the costs to SM&R for providing services to the Fund are calculated, concluding that such method reasonably reflects the costs to SM&R under the circumstances.

FINANCIAL CONDITION

    The Board obtained copies of SM&R's most recent financial statements to assess SM&R's financial condition. The Board of Directors also considered the financial strength of SM&R's parent company, American National Insurance Company.

COMPENSATION RECEIVED BY SM&R

    The Board of Directors reviewed the level and method of calculating the various Funds' advisory fees and administrative service fees, considering the nature and quality of the services provided by SM&R and SM&R's profitability in providing such services. The Board of Directors also compared such fees with fees of comparable funds, taking into account that some funds may receive both advisory and administrative services under a single contract for a single advisory fee. The Board of Directors also considered the fees that SM&R received under other agreements with the Fund, including a custodian agreement, distribution and administrative services agreement, and underwriting agreement.

OTHER SERVICES RENDERED BY SM&R TO THE FUND

    The Board of Directors also considered the nature and quality of non-advisory services rendered by SM&R to the Fund, including shareholder services, fund accounting, custodian services, administrative services, distribution services, and underwriting.

CONCLUSION

    Based on their evaluation of all material factors, the Board of Directors concluded that the existing advisory fee structures are fair and reasonable and that the existing advisory agreements should be continued.

    Directors of the Fund who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Fund. Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.


    By resolution of the Boards of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended August 31, 2003, the Fund paid $90,196 to such directors for fees and expenses in attending meetings of the Boards of Directors.


                           REMUNERATION OF DIRECTORS

    The directors who are "Interested Persons" and the officers of the Fund receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Fund. Directors who are not "Interested Persons" of the Fund are paid directors' fees by and receive expense reimbursements from the Fund. The director's fee consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 2003 for each director of the Company.



                                                   PENSION OR                         TOTAL
                                                   RETIREMENT                     COMPENSATION
                                                    BENEFITS       ESTIMATED       FROM FUNDS
                                   AGGREGATE       ACCRUED AS       ANNUAL         MANAGED BY
                                  COMPENSATION    PART OF FUND   BENEFITS UPON     SM&R (INCL.
DIRECTOR                          FROM COMPANY      EXPENSES      RETIREMENT     ONE OTHER FUND)
--------                         --------------   ------------   -------------   ---------------
Ernest S. Barratt, Ph.D. ......     $12,000           None           None            $16,000
Jack T. Currie(1)..............     $12,000           None           None            $16,000
Lea McLeod Matthews*...........     $     0           None           None            $     0
Michael W. McCroskey*..........     $     0           None           None            $     0
Ann McLeod Moody*..............     $     0           None           None            $     0
Edwin K. Nolan.................     $12,000           None           None            $16,000
Robert V. Shattuck, Jr. .......     $12,000           None           None            $16,000
Donald P. Stevens..............     $12,000           None           None            $16,000
Steven H. Stubbs...............     $12,000           None           None            $16,000
Jamie G. Williams*.............     $12,000           None           None            $16,000
Frank P. Williamson............     $12,000           None           None            $16,000



    Directors of the Company who are affiliated with SM&R receive no compensation for attendance at Board or committee meetings. No officer receives compensation from the Company. Officers and directors of the Company affiliated with SM&R may, however, receive indirect compensation from the Company to the extent the Company pays underwriting commissions and investment advisory and service fees to SM&R. During the year ended August 31, 2003, the Company paid or accrued approximately $90,196 to directors for fees and expenses in attending meetings of the Board.


    Directors, officers, full-time employees, and other affiliated persons of the Company, SM&R, or American National may purchase Class T shares of the Growth Fund, the Equity Income Fund, the Balanced Fund, the Government Bond Fund, and the Tax Free Fund at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Sales Charge Reductions and Waivers" in the Prospectus for Class T shares.) The difference between the price at which these shares are sold to public and the price at which these shares are sold to directors and affiliated persons arises because SM&R does not pay commissions on sales of shares to these types of purchasers.

---------------------


(1) After 32 years of service as a director of funds managed by SM&R, Mr. Currie resigned as a director of the Company effective August 21, 2003.


*   "Interested persons" as defined by the 1940 Act.

                      POLICY REGARDING PERSONAL INVESTING

    Each Fund, its investment adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The following policies have been made a part of the Company's Code of Ethics.

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds managed by the Adviser. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

    (1) Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer;

    (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security;

    (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held; and

    (4) Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

            PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

                             PROXY VOTING POLICIES



    The Board of Directors of the Company has approved the Proxy Voting Policies of SM&R, the investment adviser of the Funds, and of Fred Alger Management, Inc., the sub-adviser of the SM&R Alger Technology Fund, the SM&R Alger Aggressive Growth Fund, the SM&R Alger Small-Cap Fund, and the SM&R Alger Growth Fund. Such Policies are reproduced below. Information regarding how SM&R and Fred Alger Management, Inc. voted proxies relating to Fund portfolio securities during the most recent twelve month period ending June 30th is available
(i) without charge, upon request, by calling 1-800-231-4639; and (ii) on the SEC's website at http://www.sec.gov on the Company's Form N-PX.



                    SECURITIES MANAGEMENT AND RESEARCH, INC.
                             PROXY VOTING POLICIES



    Securities Management and Research, Inc. ("SM&R") is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below are SM&R's policies on voting shares owned by its advisory clients, which may be revised from time to time.



GENERAL PROXY VOTING POLICIES



    In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services and others. SM&R's Investment Committee will vote any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.



    The Committee will update and revise the voting policies ("Policies") as new issues arise. The Committee will, when necessary, discuss and determine the votes for issues that do not fall into one of the categories defined in the Policies, by applying the general principle noted above. For issues that do not fall within pre-determined voting guidelines, the Committee may consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.



ELECTION OF THE BOARD OF DIRECTORS



    Good governance starts with an independent board, without significant ties to management, all of whose members are elected annually. Key board committees should be entirely independent.



    - We will generally vote FOR



       - the election of directors that result in a board made up of a majority of independent directors.

       - efforts to declassify existing boards unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause, and will vote against efforts to adopt classified board structures.



    - We will generally vote AGAINST non-independent directors who serve on audit, compensation, and/or nominating committees of the board.



    - We will hold directors accountable for the actions of the committees on which they serve. For example, we will generally vote AGAINST nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.



    - We will evaluate on a case-by-case basis --



       - proposals requiring that the positions of chairman and CEO be held separately.



       - proposals on director and officer indemnification and liability protections.



       - votes in contested elections of directors.



       - proposals that establish or amend director qualifications.



APPROVAL OF INDEPENDENT AUDITORS



    The relationship between a company and its auditors should be limited primarily to the audit process, although it may include certain closely related activities that do not raise any appearance of impaired independence.



    - We will generally vote FOR proposals that ratify the selection of auditors and ask for reasonable audit firm rotation.



    - We will vote AGAINST proposed auditors where non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm.



    - We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company to determine whether independence has been compromised.



EQUITY-BASED COMPENSATION PLANS



    Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective tool to align the interests of shareholders and management, employees, and directors. We are opposed to plans that substantially dilute shareholder ownership interests in the company, provide excessive rewards, or have objectionable structures.



    - We will generally vote AGAINST plans

       - where total potential dilution in aggregate exceeds 15% of shares outstanding.



       - if annual option grants have exceeded 2% of shares outstanding.



       - featuring structures such as the ability to re-price underwater options, the ability to issue options with an exercise price below the stock's current market price, the ability to issue reload options, and automatic share replenishment.



       - that authorize the board of directors or its compensation committee to materially amend a plan without shareholder approval.



    - We will generally vote FOR



       - measures intended to increase long-term stock ownership by executives including requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a multiple of salary), requiring minimum holding periods for stock acquired through option exercise, and using restricted stock grants in lieu of options.



       - the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



    - Total and annual dilution thresholds are viewed as guidelines, not ceilings, and when assessing shareholder impact we will consider other factors such as the nature of the industry and size of the company



CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS



    Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to the corporation's by-laws by a simple majority vote.



    - We will generally vote FOR proposals --



       - to remove super-majority (typically 66.7%-80%) voting requirements.



       - requiring voting be confidential.



       - to lower barriers to shareholder action such as limited rights to call special meetings, and limited rights to act by written consent.



       - to subject shareholder rights plans (poison pills) to a shareholder vote. In evaluating these plans we will generally support arrangements with short-term (under 3 years) sunset provisions, qualified bid/permitted offer provisions (chewable pills), and/or mandatory review by a committee of independent directors at least every three years (TIDE provisions).

       - increases in authorized common stock, provided the issuance is not deemed to be a takeover defense, and the increase is not greater than three times the number of shares outstanding and reserved for issuance.



    - We will generally vote AGAINST proposals --



       - to impose super-majority requirements.



       - for a separate class of stock with disparate voting rights.



       - for golden parachute accelerated employment compensation contracts that protect executive compensation in case of a merger or other corporate event.



       - that authorize preferred stock offerings or stock purchase rights that are deemed to be for the purpose of takeover defense.



CORPORATE GOVERNANCE



    - We generally vote FOR proposals



       - to amend bylaws or charters for housekeeping changes.



       - for re-incorporation.



    - We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.



CORPORATE AND SOCIAL POLICY ISSUES



    Ordinary business matters are primarily the responsibility of management and should be approved solely by the board of directors. Proposals in this category, initiated primarily by shareholders, typically request the company disclose or amend certain business practices.



    - We generally vote AGAINST these types of proposals, though exceptions are made in instances where we believe a proposal has substantial economic implications.



OTHER PROVISIONS



    No set of guidelines can anticipate all potential proxy voting situations that may arise. In special cases, SM&R's Investment Committee may seek insight from portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly, with due regard for shareholders.

CONFLICTS OF INTEREST



    SM&R recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. To address potential conflicts of interest between SM&R and its advisory clients, SM&R will use any of the following methods:



    - Adopt a policy of disclosing the conflict to clients and obtaining their consent before voting;



    - Base the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of SM&R, or



    - Use the recommendations of an independent third party.



    Presently, material conflicts of interest are minimized by using pre-determined voting guidelines and using the recommendations of an independent third party.



PROXY VOTING RECORD RETENTION



    SM&R retains the following records:



    - Proxy voting policies and procedures;



    - Proxy statements;



    - Records of votes cast on behalf of clients;



    - Records of clients' request for proxy voting information; and



    - Any documents prepared by or on behalf of SM&R that were material in making the decision on how to vote.



    SM&R may rely on proxy statements filed on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system in lieu of maintaining its own statement files. SM&R may also rely on a third party for retention of proxy statements and records of votes cast.



    SM&R will retain the above mentioned records for a minimum of five years.



DISCLOSURE OF PROXY VOTING POLICY AND PROCEDURES AND VOTING RECORDS



INVESTMENT COMPANY PROXY VOTING DISCLOSURE RULES



    A SM&R Fund (the "Fund") is required to disclose in its registration statement a description of the policies and procedures that it uses to determine how to vote proxies. Also the Fund is required to disclose in its shareholder reports that a description of the Fund's proxy voting policies is available
(1) without charge, upon request, by calling a specified toll-free telephone number; and (2) on the SEC's website at www.sec.gov.



    A Fund is required to file with the SEC and to make available to its clients, upon request, its record of how it voted proxies relating to portfolio securities. In addition, a Fund is required to include in its annual and semi-annual reports to shareholders, as well as its Statement of Additional Information, a statement that information regarding how the Fund voted proxies during the most recent twelve month period is available (1) without charge, upon request, by calling a specified toll-free telephone number; and (2) on the SEC's website filed on Form N-PX.



    Within three days of a request, a Fund will send a description of the voting policies and procedures by first-class mail or other means designed to ensure equally prompt delivery.



INVESTMENT ADVISER PROXY VOTING DISCLOSURE RULES



    SM&R is required to disclose to clients how they can obtain information from SM&R regarding how the clients' securities were voted. In addition, SM&R is required to provide clients with a copy of the Proxy Voting Policies upon request.

                          FRED ALGER MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



                               Table of Contents



SECTION                                                             PAGE
I.    OVERVIEW....................................................   50

II.   PROXY VOTING PROCESS........................................   50

III.  CONFLICTS OF INTEREST.......................................   51

IV.   CLIENT DISCLOSURE...........................................   51

V.    PROXY VOTING GUIDELINES.....................................   52

      Operational Issues..........................................   52

      Board of Directors Issues...................................   53

      Proxy Contest Issues........................................   56

      Anti-Takeover Defenses and Voting Related Issues............   56

      Mergers and Corporate Restructuring Issues..................   57

      State of Incorporation Issues...............................   61

      Capital Structure Issues....................................   62

      Executive and Director Compensation Issues..................   64

      Social and Environmental Issues.............................   67

      Mutual Fund Proxy Issues....................................   77

VI.   HOW TO OBTAIN FURTHER INFORMATION...........................   81

I. OVERVIEW



    Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.



    Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.



    Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.



II. PROXY VOTING PROCESS



    The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.



    Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.



    Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.



III. CONFLICTS OF INTEREST



    ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.



    The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.



IV. CLIENT DISCLOSURE



    Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.



V. PROXY VOTING GUIDELINES



    The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.



1. OPERATIONAL ISSUES



ADJOURN MEETING:



    Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS:



    Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.



AMEND MINOR BYLAWS:



    Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).



CHANGE COMPANY NAME:



    Vote FOR proposals to change the corporate name.



CHANGE DATE, TIME OR LOCATION OF ANNUAL MEETING:



    Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.



    Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.



RATIFYING AUDITORS:



    Vote FOR proposals to ratify auditors, unless any of the following apply:



    - An auditor has a financial interest in or association with the company and is, therefore, not independent



    - Fees for non-audit services are excessive, or



    - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position



    Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



    Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.



TRANSACT OTHER BUSINESS:



    Vote AGAINST proposals to approve other business when it appears as a voting item.



2. BOARD OF DIRECTORS ISSUES:



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS:



    Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at


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board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:



    - Attend less than 75 percent of the board and committee meetings without a valid excuse



    - Implement or renew a dead-hand or modified dead-hand poison pill



    - Ignore a shareholder proposal that is approved by a majority of the shares outstanding



    - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years



    - Failed to act on takeover offers where the majority of the shareholders tendered their shares



    - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees



    - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees



    - Are audit committee members and the non-audit fees paid to the auditor are excessive



    In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.



AGE LIMITS:



    Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.



BOARD SIZE:



    Vote FOR proposals seeking to fix the board size or designate a range for the board size.



    Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



CLASSIFICATION/DECLASSIFICATION OF THE BOARD:



    Vote AGAINST proposals to classify the board.



    Vote FOR proposals to repeal classified boards and to elect all directors annually.


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CUMULATIVE VOTING:



    Vote AGAINST proposals to eliminate cumulative voting.



    Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.



DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION:



    Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.



    Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.



    Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.



    Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:



    - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and



    - Only if the director's legal expenses would be covered



ESTABLISH/AMEND NOMINEE QUALIFICATIONS:



    Vote CASE-BY-CASE on proposals that establish or amend director qualifications.



    Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



    Vote AGAINST shareholder proposals requiring two candidates per board seat.



FILLING VACANCIES/REMOVAL OF DIRECTORS:



    Vote AGAINST proposals that provide that directors may be removed only for cause.



    Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



    Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



    Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.



INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO):



    Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance


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structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:



    - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties



    - Majority of independent directors on board



    - All-independent key committees



    - Committee chairpersons nominated by the independent directors



    - CEO performance reviewed annually by a committee of outside directors



    - Established governance guidelines



    - Company performance



MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES:



    Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.



    Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



STOCK OWNERSHIP REQUIREMENTS:



    Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



TERM LIMITS:



    Vote AGAINST shareholder proposals to limit the tenure of outside directors.



3. PROXY CONTEST ISSUES



VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS:



    Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:



    - Long-term financial performance of the target company relative to its industry; management's track record



    - Background to the proxy contest



    - Qualifications of director nominees (both slates)



    - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions


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REIMBURSING PROXY SOLICITATION EXPENSES:



    Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.



CONFIDENTIAL VOTING:



    Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.



    Vote FOR management proposals to adopt confidential voting.



4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES



ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS:



    Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT:



    Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



    Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.



POISON PILLS:



    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



    Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.



    Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.



SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT:



    Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



    Vote FOR proposals to allow or make easier shareholder action by written consent.



SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS:



    Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


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

    Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SUPERMAJORITY VOTE REQUIREMENTS:



    Vote AGAINST proposals to require a supermajority shareholder vote.



    Vote FOR proposals to lower supermajority vote requirements.



5. MERGERS AND CORPORATE RESTRUCTURING ISSUES



APPRAISAL RIGHTS:



    Vote FOR proposals to restore or provide shareholders with rights of appraisal.



ASSET PURCHASES:



    Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:



    - Purchase price



    - Fairness opinion



    - Financial and strategic benefits



    - How the deal was negotiated



    - Conflicts of interest



    - Other alternatives for the business



    - Noncompletion risk.



ASSET SALES:



    Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Impact on the balance sheet/working capital



    - Potential elimination of diseconomies



    - Anticipated financial and operating benefits



    - Anticipated use of funds



    - Value received for the asset



    - Fairness opinion



    - How the deal was negotiated



    - Conflicts of interest


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BUNDLED PROPOSALS:



    Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.



CONVERSION OF SECURITIES:



    Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.



    Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.



CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE
  LEVERAGED BUYOUTS/WRAP PLANS:



    Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:



    - Dilution to existing shareholders' position



    - Terms of the offer



    - Financial issues



    - Management's efforts to pursue other alternatives



    - Control issues



    - Conflicts of interest



    Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



FORMATION OF HOLDING COMPANY:



    Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:



    - The reasons for the change



    - Any financial or tax benefits



    - Regulatory benefits



    - Increases in capital structure


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

    - Changes to the articles of incorporation or bylaws of the company



    Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:



    - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model



    - Adverse changes in shareholder rights



GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS):



    Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.



JOINT VENTURES:



    Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.



LIQUIDATIONS:



    Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.



    Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.



MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION:



    Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:



    - Prospects of the combined company; anticipated financial and operating benefits



    - Offer price



    - Fairness opinion



    - How the deal was negotiated



    - Changes in corporate governance



    - Change in the capital structure



    - Conflicts of interest.


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

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES:



    Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.



    Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.



SPIN-OFFS:



    Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:



    - Tax and regulatory advantages



    - Planned use of the sale proceeds



    - Valuation of spin-off



    - Fairness opinion



    - Benefits to the parent company



    - Conflicts of interest



    - Managerial incentives



    - Corporate governance changes



    - Changes in the capital structure



VALUE MAXIMIZATION PROPOSALS:



    Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.



6. STATE OF INCORPORATION ISSUES



CONTROL SHARE ACQUISITION PROVISIONS:



    Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



    Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



    Vote FOR proposals to restore voting rights to the control shares.


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

CONTROL SHARE CASHOUT PROVISIONS:



    Vote FOR proposals to opt out of control share cashout statutes.



DISGORGEMENT PROVISIONS:



    Vote FOR proposals to opt out of state disgorgement provisions.



FAIR PRICE PROVISIONS:



    Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



FREEZEOUT PROVISIONS:



    Vote FOR proposals to opt out of state freezeout provisions.



GREENMAIL:



    Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



REINCORPORATION PROPOSALS:



    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.



    Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



STAKEHOLDER PROVISIONS:



    Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.



STATE ANTI-TAKEOVER STATUTES:



    Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).


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7.  CAPITAL STRUCTURE ISSUES



ADJUSTMENTS TO PAR VALUE OF COMMON STOCK:



    Vote FOR management proposals to reduce the par value of common stock.



COMMON STOCK AUTHORIZATION:



    Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.



    Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



    Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



DUAL-CLASS STOCK:



    Vote AGAINST proposals to create a new class of common stock with superior voting rights.



    Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:



    - It is intended for financing purposes with minimal or no dilution to current shareholders



    - It is not designed to preserve the voting power of an insider or significant shareholder



ISSUE STOCK FOR USE WITH RIGHTS PLAN:



    Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



PREEMPTIVE RIGHTS:



    Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.



PREFERRED STOCK:



    Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).



    Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).


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    Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.



    Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



    Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



RECAPITALIZATION:



    Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.



REVERSE STOCK SPLITS:



    Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



    Vote FOR management proposals to implement a reverse stock split to avoid delisting.



    Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.



SHARE REPURCHASE PROGRAMS:



    Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS:



    Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.



TRACKING STOCK:



    Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.


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8.  EXECUTIVE AND DIRECTOR COMPENSATION ISSUES



    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.



    ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:



    - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),



    - Cash compensation, and



    - Categorization of the company as emerging, growth or mature



    These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.



DIRECTOR COMPENSATION:



    Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.



STOCK PLANS IN LIEU OF CASH:



    Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.



    Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.



    Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



DIRECTOR RETIREMENT PLANS:



    Vote AGAINST retirement plans for nonemployee directors.



    Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.


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MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS:



    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:



    - Historic trading patterns



    - Rationale for the repricing



    - Value-for-value exchange



    - Option vesting



    - Term of the option



    - Exercise price



    - Participation



EMPLOYEE STOCK PURCHASE PLANS:



    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.



    Vote FOR employee stock purchase plans where all of the following apply:



    - Purchase price is at least 85 percent of fair market value



    - Offering period is 27 months or less, and



    - Potential voting power dilution (VPD) is ten percent or less



    Vote AGAINST employee stock purchase plans where any of the following apply:



    - Purchase price is less than 85 percent of fair market value, or



    - Offering period is greater than 27 months, or



    - VPD is greater than ten percent



INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS:
(OBRA-RELATED COMPENSATION PROPOSALS)



    Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).



    Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.



    Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



    Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.


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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS):



    Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).



401(K) EMPLOYEE BENEFIT PLANS:



    Vote FOR proposals to implement a 401(k) savings plan for employees.



SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY:



    Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.



    Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



    Vote AGAINST shareholder proposals requiring director fees be paid in stock only.



    Vote FOR shareholder proposals to put option repricings to a shareholder vote.



    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.



OPTION EXPENSING:



    Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.



PERFORMANCE-BASED STOCK OPTIONS:



    Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:



    - Whether the proposal mandates that all awards be performance-based



    - Whether the proposal extends beyond executive awards to those of lower-ranking employees



    - Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines.


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GOLDEN AND TIN PARACHUTES:



    Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



    Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:



    - The parachute should be less attractive than an ongoing employment opportunity with the firm



    - The triggering mechanism should be beyond the control of management



    - The amount should not exceed three times base salary plus guaranteed benefits



9.  SOCIAL AND ENVIRONMENTAL ISSUES



CONSUMER ISSUES AND PUBLIC SAFETY



ANIMAL RIGHTS



    Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:



    - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)



    - The availability and feasibility of alternatives to animal testing to ensure product Safety, and



    - The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:



    - The company has already published a set of animal welfare standards and monitors compliance



    - The company's standards are comparable to or better than those of peer firms, and



    - There are no serious controversies surrounding the company's treatment of animals



DRUG PRICING:



    Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:



    - Whether the proposal focuses on a specific drug and region



    - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness



    - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending



    - Whether the company already limits price increases of its products


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    - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries



    - The extent that peer companies implement price restraints.



GENETICALLY MODIFIED FOODS:



    Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:



    - The costs and feasibility of labeling and/or phasing out



    - The nature of the company's business and the proportion of it affected by the proposal



    - The proportion of company sales in markets requiring labeling or GMO-free products



    - The extent that peer companies label or have eliminated GMOs



    - Competitive benefits, such as expected increases in consumer demand for the company's products



    - The risks of misleading consumers without federally mandated, standardized labeling



    - Alternatives to labeling employed by the company



    Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.



    Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.



    Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:



    - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution



    - The extent that peer companies have eliminated GMOs



    - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products



    - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs



    - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated



    Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.


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HANDGUNS:



    Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.



PREDATORY LENDING:



    Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:



    - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices



    - Whether the company has adequately disclosed the financial risks of its subprime business



    - Whether the company has been subject to violations of lending laws or serious lending controversies



    - Peer companies' policies to prevent abusive lending practices



TOBACCO:



    Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:



    Second-hand smoke:



    - Whether the company complies with all local ordinances and regulations



    - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness



    - The risk of any health-related liabilities



    Advertising to youth:



    - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations



    - Whether the company has gone as far as peers in restricting advertising



    - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth



    - Whether restrictions on marketing to youth extend to foreign countries



    Cease production of tobacco-related products or avoid selling products to tobacco companies:



    - The percentage of the company's business affected



    - The economic loss of eliminating the business versus any potential tobacco-related liabilities

    Spin-off tobacco-related businesses:



    - The percentage of the company's business affected



    - The feasibility of a spin-off



    - Potential future liabilities related to the company's tobacco business.



STRONGER PRODUCT WARNINGS:



    Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



INVESTMENT IN TOBACCO STOCKS:



    Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.



ENVIRONMENT AND ENERGY



ARCTIC NATIONAL WILDLIFE REFUGE:



    Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:



    - Whether there are publicly available environmental impact reports



    - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and



    - The current status of legislation regarding drilling in ANWR



CERES PRINCIPLES:



    Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:



    - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES



    - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills



    Environmentally conscious practices of peer companies, including endorsement of CERES



    - Costs of membership and implementation



ENVIRONMENTAL REPORTS:



    Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING:



    Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:



    - The company's level of disclosure lags that of its competitors, or



    - The company has a poor environmental track record, such as violations of federal and state regulations.



RECYCLING:



    Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:



    - The nature of the company's business and the percentage affected



    - The extent that peer companies are recycling



    - The timetable prescribed by the proposal



    - The costs and methods of implementation



    - Whether the company has a poor environmental track record, such as violations of federal and state regulations



RENEWABLE ENERGY:



    Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:



    - The nature of the company's business and the percentage affected



    - The extent that peer companies are switching from fossil fuels to cleaner sources



    - The timetable and specific action prescribed by the proposal



    - The costs of implementation



    - The company's initiatives to address climate change



    Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.



GENERAL CORPORATE ISSUES



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE:



    Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:



    - The relevance of the issue to be linked to pay

    - The degree that social performance is already included in the company's pay structure and disclosed



    - The degree that social performance is used by peer companies in setting pay



    - Violations or complaints filed against the company relating to the particular social performance measure



    - Artificial limits sought by the proposal, such as freezing or capping executive pay



    - Independence of the compensation committee



    - Current company pay levels.



CHARITABLE/POLITICAL CONTRIBUTIONS:



    Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



    - The company is in compliance with laws governing corporate political activities, and



    - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive



    Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.



    Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.



    Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.



    Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



LABOR STANDARDS AND HUMAN RIGHTS



CHINA PRINCIPLES:



    Vote AGAINST proposals to implement the China Principles unless:



    - There are serious controversies surrounding the company's China operations, and



    - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS:



    Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:



    - The nature and amount of company business in that country



    - The company's workplace code of conduct



    - Proprietary and confidential information involved



    - Company compliance with U.S. regulations on investing in the country



    - Level of peer company involvement in the country.



INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS:



    Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:



    - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent



    - Agreements with foreign suppliers to meet certain workplace standards



    - Whether company and vendor facilities are monitored and if so, how



    - Company participation in fair labor organizations



    - Type of business



    - Proportion of business conducted overseas



    - Countries of operation with known human rights abuses



    - Whether the company has been recently involved in significant labor and human rights controversies or violations



    - Peer company standards and practices



    - Union presence in company's international factories



    Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:



    - The company does not operate in countries with significant human rights violations



    - The company has no recent human rights controversies or violations, or



    - The company already publicly discloses information on its vendor standards compliance

MACBRIDE PRINCIPLES:



    Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:



    - Company compliance with or violations of the Fair Employment Act of 1989



    - Company antidiscrimination policies that already exceed the legal requirements



    - The cost and feasibility of adopting all nine principles



    - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)



    - The potential for charges of reverse discrimination



    - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted



    - The level of the company's investment in Northern Ireland



    - The number of company employees in Northern Ireland



    - The degree that industry peers have adopted the MacBride Principles



    - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.



MILITARY BUSINESS



FOREIGN MILITARY SALES/OFFSETS:



    Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.



LANDMINES AND CLUSTER BOMBS:



    Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:



    - Whether the company has in the past manufactured landmine components



    - Whether the company's peers have renounced future production



    Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:



    - What weapons classifications the proponent views as cluster bombs



    - Whether the company currently or in the past has manufactured cluster bombs or their components



    - The percentage of revenue derived from cluster bomb manufacture



    - Whether the company's peers have renounced future production

NUCLEAR WEAPONS:



    Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.



SPACED-BASED WEAPONIZATION:



    Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:



    - The information is already publicly available, or



    - The disclosures sought could compromise proprietary information.



WORKPLACE DIVERSITY



BOARD DIVERSITY:



    Generally vote FOR reports on the company's efforts to diversify the board, unless:



    - The board composition is reasonably inclusive in relation to companies of similar size and business, or



    - The board already reports on its nominating procedures and diversity initiatives



    Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:



    - The degree of board diversity



    - Comparison with peer companies



    - Established process for improving board diversity



    - Existence of independent nominating committee



    - Use of outside search firm



    - History of EEO violations



EQUAL EMPLOYMENT OPPORTUNITY (EEO):



    Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:



    - The company has well-documented equal opportunity programs



    - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and



    - The company has no recent EEO-related violations or litigation

    Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.



GLASS CEILING:



    Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:



    - The composition of senior management and the board is fairly inclusive



    - The company has well-documented programs addressing diversity initiatives and leadership development



    - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and



    - The company has had no recent, significant EEO-related violations or litigation.



SEXUAL ORIENTATION:



    Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:



    - Whether the company's EEO policy is already in compliance with federal, state and local laws



    - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees



    - The industry norm for including sexual orientation in EEO statements



    - Existing policies in place to prevent workplace discrimination based on sexual orientation



    Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.



10. MUTUAL FUND PROXY ISSUES



ELECTION OF DIRECTORS:



    Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:



    - Board structure



    - Director independence and qualifications



    - Attendance at board and committee meetings



    Votes should be withheld from directors who:



    - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



    - Ignore a shareholder proposal that is approved by a majority of shares outstanding



    - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years



    - Are interested directors and sit on the audit or nominating committee, or



    - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees



CONVERT CLOSED-END FUND TO OPEN-END FUND:



    Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:



    - Past performance as a closed-end fund



    - Market in which the fund invests



    - Measures taken by the board to address the discount



    - Past shareholder activism, board activity



    - Votes on related proposals.



PROXY CONTESTS:



    Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Past performance relative to its peers



    - Market in which fund invests



    - Measures taken by the board to address the issues



    - Past shareholder activism, board activity and votes on related proposals



    - Strategy of the incumbents versus the dissidents



    - Independence of directors



    - Experience and skills of director candidates



    - Governance profile of the company



    - Evidence of management entrenchment

INVESTMENT ADVISERY AGREEMENTS:



    Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Proposed and current fee schedules



    - Fund category/investment objective



    - Performance benchmarks



    - Share price performance compared to peers



    - Resulting fees relative to peers



    - Assignments (where the adviser undergoes a change of control)



APPROVE NEW CLASSES OR SERIES OF SHARES:



    Vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS:



    Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Stated specific financing purpose



    - Possible dilution for common shares



    - Whether the shares can be used for anti-takeover purposes



1940 ACT POLICIES:



    Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Potential competitiveness



    - Regulatory developments



    - Current and potential returns



    - Current and potential risk



    Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION:



    Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:



    - The fund's target investments



    - The reasons given by the fund for the change



    - The projected impact of the change on the portfolio



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL:



    Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



NAME CHANGE PROPOSALS:



    Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Political/economic changes in the target market



    - Consolidation in the target market



    - Current asset composition



CHANGE IN FUND'S SUBCLASSIFICATION:



    Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:



    - Potential competitiveness



    - Current and potential returns



    - Risk of concentration



    - Consolidation in target industry



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION:



    Vote these proposals on a CASE-BY-CASE basis, considering the following factors:



    - Strategies employed to salvage the company



    - The fund's past performance



    - Terms of the liquidation



CHANGES TO THE CHARTER DOCUMENT:



    Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:



    - The degree of change implied by the proposal

    - The efficiencies that could result



    - The state of incorporation



    - Regulatory standards and implications



    Vote AGAINST any of the following changes:



    - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series.



    - Removal of shareholder approval requirement for amendments to the new declaration of trust



    - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act



    - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares



    - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements



    - Removal of shareholder approval requirement to change the domicile of the fund



CHANGE THE FUND'S DOMICILE:



    Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:



    - Regulations of both states



    - Required fundamental policies of both states



    - Increased flexibility available



AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
  APPROVAL:



    Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.



DISTRIBUTION AGREEMENTS:



    Vote these proposals on a CASE-BY-CASE basis, considering the following factors:



    - Fees charged to comparably sized funds with similar objectives



    - The proposed distributor's reputation and past performance



    - The competitiveness of the fund in the industry



    - Terms of the agreement

MASTER-FEEDER STRUCTURE:



    Vote FOR the establishment of a master-feeder structure.



MERGERS:



    Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



    - Resulting fee structure



    - Performance of both funds



    - Continuity of management personnel



    - Changes in corporate governance and their impact on shareholder rights.



SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT:



    Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES:



    Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.



SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER:



    Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:



    - Performance of the fund's NAV



    - The fund's history of shareholder relations



    - The performance of other funds under the adviser's management



VI. HOW TO OBTAIN FURTHER INFORMATION



    Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of December 1, 2003, the officers and directors of the Company as a group owned less than 1% the outstanding shares of the Company and of each Fund. As of

December 1, 2003, SM&R and its parent, American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550, owned the following:



                           % OF            % OF            % OF            % OF            % OF            % OF
                        OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING
                       SHARES OF THE   SHARES OF THE   SHARES OF THE   SHARES OF THE   SHARES OF THE   SHARES OF THE
                          COMPANY       GOVERNMENT       TAX FREE         PRIMARY          MONEY          GROWTH
                       (AS A WHOLE)      BOND FUND         FUND            FUND         MARKET FUND        FUND
                       -------------   -------------   -------------   -------------   -------------   -------------
American National....       45.73%          34.03%          58.66%          21.47%          75.48%          8.24%
SM&R.................        1.46%          21.92%          11.75%           0.08%           1.23%          0.74%



                                                                           % OF
                                                           % OF         OUTSTANDING        % OF            % OF
                           % OF            % OF         OUTSTANDING    SHARES OF THE    OUTSTANDING     OUTSTANDING
                        OUTSTANDING     OUTSTANDING    SHARES OF THE       ALGER       SHARES OF THE   SHARES OF THE
                       SHARES OF THE   SHARES OF THE       ALGER        AGGRESSIVE         ALGER           ALGER
                          EQUITY         BALANCED         GROWTH          GROWTH         SMALL-CAP      TECHNOLOGY
                        INCOME FUND        FUND            FUND            FUND            FUND            FUND
                       -------------   -------------   -------------   -------------   -------------   -------------
American National....          0%           21.62%            0%              0%              0%              0%
SM&R.................       0.39%            9.10%            0%              0%              0%              0%



Any person who owns directly or indirectly more than 25% of the outstanding voting securities of the Company or a Fund is presumed by the Investment Company Act of 1940 to "control" the Company or the Fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Company or a Fund generally would be able to cast the deciding vote. By virtue of their stock ownership, SM&R and American National control the operations of the Government Bond, Tax Free and Money Market Funds, including the ability to make changes in the fundamental investment objectives and restrictions of these Funds, as well as the ability to increase investment advisory fees, notwithstanding other shareholders' votes to the contrary. Because American National and SM&R were the only shareholders of the Balanced Fund and American National the only shareholder of the Growth Fund and Primary Fund to own more than 5% or more of the funds' outstanding shares, such ownership gives American National and SM&R a strong voice in the Balanced Fund's, Growth Fund's and Primary Fund's affairs, though not directly affecting other shareholders' voting rights. As a practical matter, such ownership in the Balanced Fund, Growth Fund and Primary Fund means that passage of a shareholder proposal is unlikely without American National's or SM&R's vote therefore. As of December 1, 2003, Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, NJ 07302, a party unrelated to American National and SM&R, owned 6.17% of the outstanding shares of the SM&R Alger Growth Fund, 11.37% of the outstanding shares of the SM&R Alger Small-Cap Fund, 8.01% of the outstanding shares of the SM&R Alger Aggressive Growth Fund, and 8.77% of the outstanding shares of the SM&R Alger Technology Fund.



    Additionally as of December 1, 2003, Janet M. Williams (Custodian Rollover
IRA), 4747 Jurupa #109, Riverside, CA 92506 owned 5.21% of the outstanding shares of the

SM&R Alger Small-Cap Fund, Maria R. Puente (Custodian Rollover IRA),
2921 Prospect Avenue, Riverside, CA 92507 owned 5.18% of the outstanding shares of the SM&R Alger Small-Cap Fund, Fox and Company, P.O. Box 976, New York, NY 10268 owned 16.74% of the outstanding shares of the SM&R Alger Technology Fund, and Warren C. Powell (Custodian Rollover IRA), 71 E. Division #1101, Chicago, IL 60610 owned 5.57% of the outstanding shares of the SM&R Alger Aggressive Growth Fund, all parties unrelated to American National or SM&R.


                         CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Company since the Company began business in 1992. SM&R acts pursuant to written agreements periodically approved by the directors or shareholders of the Company. SM&R's address is that of the Company.


    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. As of December 1, 2003, the Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owned approximately 23.6% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.46% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors and Chief Executive Officer of American National, and Ross R. Moody. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R also is investment adviser and underwriter to American National Investment Accounts, Inc. ("Investment Accounts"), which is an investment company used to fund benefits under contracts issued by American National, and an investment adviser for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.



    The Bank is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling shareholder. As of December 1, 2003, the Three R Trusts, trusts established by RLM for the benefit of his children, owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 51.3% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Company, the Investment Accounts and SM&R.

    The following persons are affiliated with the Company and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of Investment Accounts;

    - Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R, Assistant Portfolio Manager of the Government Bond Fund, Tax Free Fund, Primary Fund, Money Market Fund, Growth Fund, Equity Income Fund, and Balanced Fund, and Assistant Portfolio Manager of the American National Investment Accounts, Inc.--Growth, Balanced, Equity Income, Government Bond, High Yield Bond, Money Market, and International Stock Portfolios.


    - Andrew R. Duncan, Senior Securities Analyst and Portfolio Manager, also holds this position with the Investment Accounts and is Vice President, Head of Mutual Funds with SM&R, and serves on the Investment Committee of SM&R.



    - Anne M. LeMire, Senior Securities Analyst and Portfolio Manager, also holds this position with the Investment Accounts and is Vice President, Head of Fixed Income with SM&R and serves on the Investment Committee of SM&R.


    - Teresa E. Axelson, Vice President, Secretary of the Company, is also Vice President and Secretary of SM&R and Investment Accounts;

    - Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R and Investment Accounts;

                         INVESTMENT ADVISORY AGREEMENTS

    Under the Investment Advisory Agreements (each, an "Advisory Agreement") listed below between SM&R and the Company, on behalf of the Funds, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Funds:

    - February 19, 1992 between SM&R and the Government Bond Fund and Primary Fund;

    - July 1, 1993 between SM&R and the Tax Free Fund;

    - November 19, 1998 between SM&R and the Money Market Fund;

    - September 1, 2000 between SM&R and the Alger Funds;

    - December 31, 2000 between SM&R and the Growth Fund, Equity Income Fund, and Balanced Fund.

    As investment adviser, SM&R manages the investment and reinvestment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Company investment programs. All investments are reviewed quarterly by the Board to determine whether or not such investments are within the policies, objectives and restrictions of the Company.

    Each Advisory Agreement continues in effect from year to year with respect to a Fund so long as such continuance is specifically approved at least annually by the Board or by a vote of majority of the outstanding voting securities of the Fund, and in either case by the specific approval of a majority of the directors who are not parties to such Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon 60 days written notice to the other party. Each Advisory Agreement terminates automatically in the event of its assignment, as such term is defined in the 1940 Act.

INVESTMENT ADVISORY FEE

    Under its Advisory Agreements with the Company, SM&R receives the following investment advisory fees:

    GOVERNMENT BOND FUND AND TAX FREE FUND--A monthly investment advisory fee computed by applying to the average daily net asset value of the Government Bond Fund and the Tax Free Fund each month one-twelfth (1/12th) of the annual rate as follows:

ON THE PORTION OF EACH FUND'S                                 INVESTMENT ADVISORY
AVERAGE DAILY NET ASSETS                                        FEE ANNUAL RATE
-----------------------------                                 -------------------
Not exceeding $100,000,000..................................         0.50%
Exceeding $100,000,000 but not exceeding $300,000,000.......         0.45%
Exceeding $300,000,000......................................         0.40%

    PRIMARY FUND AND MONEY MARKET FUND--An investment advisory fee, computed and paid monthly, at the annual rate of 0.25% of the Money Market Fund's and 0.50% of the Primary Fund's average daily net asset value.

    For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:


                                        ADVISORY FEES      ADVISORY FEES      ADVISORY FEES
                                         FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                            ENDED              ENDED              ENDED
                                       AUGUST 31, 2003    AUGUST 31, 2002    AUGUST 31, 2001
                                       ----------------   ----------------   ----------------
Government Bond Fund................       $154,805           $135,923           $121,651
Tax Free Fund.......................       $ 71,040           $ 62,885           $ 58,099
Primary Fund........................       $140,029           $137,978           $127,160
Money Market Fund...................       $298,765           $307,549           $200,992

    GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND--A monthly investment advisory fee computed by applying to the average daily net asset value of the Growth Fund, the Equity Income Fund, and the Balanced Fund each month one-twelfth (1/12th) of the annual rate as follows:

ON THE PORTION OF EACH FUND'S                                 INVESTMENT ADVISORY
AVERAGE DAILY NET ASSETS                                        FEE ANNUAL RATE
-----------------------------                                 -------------------
Not exceeding $100,000,000..................................         0.750%
Exceeding $100,000,000 but not exceeding $200,000,000.......         0.625%
Exceeding $200,000,000 but not exceeding $300,000,000.......         0.500%
Exceeding $300,000,000......................................         0.400%


For the past three years, SM&R received investment advisory fees from the Growth Fund, Equity Income Fund, and Balanced Fund as follows:



                          ADVISORY FEES        ADVISORY FEES            ADVISORY FEES
                        FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE EIGHT MONTHS ENDED
                         AUGUST 31, 2003      AUGUST 31, 2002          AUGUST 31, 2001
                        ------------------   ------------------   --------------------------
Growth Fund..........        $756,941            $  955,085                $816,986
Equity Income Fund...        $776,786            $  966,147                $751,462
Balanced Fund........        $194,127            $  215,905                $153,842



    ALGER FUNDS--Through an investment sub-advisory agreement dated as of September 1, 2000 (the "Sub-advisory Agreement"), SM&R has delegated its investment advisory responsibilities to Fred Alger Management, Inc. ("Alger Management"), 30 Montgomery Street, Jersey City, N.J. 07302. Alger Management has been an investment adviser since 1964, and manages investments (at 9/30/03) totaling $10.1 billion in assets. Alger Management makes investment decisions for each Alger Fund and continuously reviews and administers the Alger Funds' investment programs. SM&R monitors Alger Management's buying and selling of securities and administration of the Alger Funds' investment programs. For these services, the Alger Funds pay SM&R an investment advisory fee.


    Under the Advisory Agreement with the Company, SM&R receives the following investment advisory fees, expressed as a percentage of each Alger Fund's average daily net asset value:

                                                              INVESTMENT ADVISORY
ALGER FUND                                                      FEE ANNUAL RATE
----------                                                    -------------------
Alger Growth Fund...........................................         0.85%
Alger Small-Cap Fund........................................         1.00%
Alger Aggressive Growth Fund................................         1.05%
Alger Technology Fund.......................................         1.35%

    Pursuant to the Sub-advisory Agreement, SM&R is responsible for paying a sub-advisory fee to Alger Management for each of the Alger Funds. No Alger Fund is responsible for paying a sub-advisory fee directly. The Sub-advisory Agreement spells out the sub-advisory fee and other expenses that SM&R must pay to Alger Management. The sub-advisory fee is expressed as a percentage of each Alger Fund's average daily net asset value. SM&R pays Alger Management a sub-advisory fee based on the following schedule:

                                                              INVESTMENT ADVISORY
ALGER FUND                                                      FEE ANNUAL RATE
----------                                                    -------------------
Alger Growth Fund...........................................          0.50%
Alger Small-Cap Fund........................................          0.60%
Alger Aggressive Growth Fund................................          0.60%
Alger Technology Fund.......................................          0.60%


    The Alger Funds have been in existence since September 1, 2000. The advisory fees paid to SM&R for these funds for the past three years, are as follows:



                                         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2003    AUGUST 31, 2002   AUGUST 31, 2001
                                      ----------------   ---------------   ---------------
Alger Technology Fund...............       $ 6,010           $ 5,110           $3,987
Alger Aggressive Growth Fund........       $12,220           $10,255           $5,099
Alger Small-Cap Fund................       $ 8,580           $ 5,562           $3,763
Alger Growth Fund...................       $13,101           $11,922           $5,392



    The sub-advisory fees paid to Alger Management by SM&R are a portion of these fees listed above for the year ended August 31, 2003, and are as follows; Alger Technology Fund -- $2,671, Alger Aggressive Growth Fund -- $6,983, Alger Small-Cap Fund -- $5,148 and Alger Growth Fund -- $7,077.


    The Sub-Advisory Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Alger Funds, and in either case by the specific approval of a majority of directors who are not parties to such Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Alger Funds, or by SM&R, upon 60 days written notice to the other party. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

                       ADMINISTRATIVE SERVICE AGREEMENTS

    Under the Administrative Service Agreements (each, an "Administrative Agreement") listed below between SM&R and the Company, on behalf of the Funds, SM&R provides all non-investment related management, executive, administrative and operational services to the Company:

    - July 1, 1993, as amended on November 19, 1998, between SM&R and the Fixed Income Funds;

    - December 31, 2000 between SM&R and the Growth Fund, Equity Income Fund, and Balanced Fund;

    - September 1, 2000 between SM&R and the Alger Funds.

Pursuant to the Administrative Agreements, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Company. SM&R's duties as administrator include, among other things: administering the Company's affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and furnishing the services of all persons necessary for the clerical, accounting, data processing, bookkeeping and certain other services required by the Company.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

ADMINISTRATIVE SERVICE FEE

    Under the Administrative Agreements between SM&R and the Company on behalf of the Fixed Income Funds, the Growth Fund, the Equity Income Fund, and the Balanced Fund, SM&R receives a management and administrative service fee from each Fund, which is computed by applying to the aggregate average daily net asset value of each Fund, each month one-twelfth (1/12th) of the annual rate as follows:

ON THE PORTION OF EACH FUND'S                              ADMINISTRATIVE SERVICE
AVERAGE DAILY NET ASSETS                                      FEE ANNUAL RATE
-----------------------------                              ----------------------
Not exceeding $100,000,000...............................           0.25%
Exceeding $100,000,000 but not exceeding $200,000,000....           0.20%
Exceeding $200,000,000 but not exceeding $300,000,000....           0.15%
Exceeding $300,000,000...................................           0.10%

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

    FIXED INCOME FUNDS--For the past three fiscal years, SM&R received administrative service fees from the Fixed Income Funds as follows.



                                       ADMINISTRATIVE     ADMINISTRATIVE     ADMINISTRATIVE
                                        FEES FOR THE       FEES FOR THE       FEES FOR THE
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      AUGUST 31, 2003    AUGUST 31, 2002    AUGUST 31, 2001
                                      ----------------   ----------------   ----------------
Government Bond Fund................      $ 77,403           $ 67,961             $60,825
Tax Free Fund.......................      $ 35,520           $ 31,443             $29,049
Primary Fund........................      $ 70,015           $ 68,989             $63,580
Money Market Fund...................      $288,140           $296,314             $200,727



    GROWTH FUND, EQUITY INCOME FUND, BALANCED FUND--For the past three fiscal years, SM&R received administrative service fees from the Growth Fund, Equity Income Fund, and Balanced Fund, which existed as separate "stand-alone" mutual funds prior to being converted into series of the Company on December 31, 2000, as follows:



                                   ADMINISTRATIVE     ADMINISTRATIVE    ADMINISTRATIVE FEES
                                    FEES FOR THE       FEES FOR THE           FOR THE
                                     YEAR ENDED         YEAR ENDED      EIGHT MONTHS ENDED
                                  AUGUST 31, 2003    AUGUST 31, 2002      AUGUST 31, 2001
                                  ----------------   ----------------   -------------------
Growth Fund.....................      $252,095           $315,598            $268,032
Equity Income Fund..............      $258,541           $319,140            $247,098
Balanced Fund...................      $ 64,709           $ 71,968            $ 51,281



    ALGER FUNDS--Under the Administrative Agreement between SM&R and the Company on behalf of the Alger Funds, SM&R receives from each Alger Fund an administration fee for providing fund administration. The fee is computed by applying to the aggregate average daily net asset value of each Alger Fund each month one-twelfth (1/12) of the annual rate of 0.25%. The Alger Funds have been in existence since September 1, 2000. The administration fees paid to SM&R for the past fiscal years by the Alger Funds, are as follows:



                                                          2003       2002       2001
                                                        --------   --------   --------
Alger Technology Fund.................................   $1,113     $  946     $  738
Alger Aggressive Growth Fund..........................   $2,910     $2,442     $1,214
Alger Small-Cap Fund..................................   $2,145     $1,390     $  941
Alger Growth Fund.....................................   $3,853     $3,506     $1,586


EXPENSES BORNE BY THE COMPANY

    Pursuant to the Administrative Agreements, the Company pays other Company expenses, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, Service Fees, Distribution Fees, fees of the Custodian (see "The Custodian" herein), auditing and legal expenses, fees and expenses of qualifying Company shares for sale and maintaining such qualifications under the various state securities laws where Company shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


    SM&R has agreed in its Administrative Agreements with the Fixed Income Funds, the Growth Fund, Equity Income Fund, and Balanced Fund to pay (or to reimburse each of these Funds) for each of these Fund's regular operating expenses of any kind, exclusive of interest, taxes, commissions, Class Specific Expenses, other expenses incidental to portfolio transactions, and extraordinary expenses beyond SM&R's control, but including the basic advisory fee, in excess of 1.25% (0.50% for the Money Market Fund) per year of each of such Fund's average daily net assets. Such reimbursements, when required, will be made monthly.


FEE WAIVERS


    In order to improve the yield and total return of a Fund, SM&R may, from time to time, voluntarily waive or reduce all or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of the Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, at any time without notice to investors. Until December 31, 2004, SM&R has voluntarily agreed to reimburse expenses incurred by the Alger Technology, Alger Aggressive Growth, Alger Small-Cap, Alger Growth, Growth, Equity Income, Balanced, Government Bond, Tax Free and Primary Funds to the extent that regular operating expenses exceed average daily net assets as follows: 2.10% for the Alger Technology Fund -- Class A, 2.75% for the Alger Technology Fund -- Class B, 1.85% for the Alger Aggressive Growth Fund -- Class A, 2.50% for the Alger Aggressive Growth
Fund -- Class B, 1.90% for the Alger Small-Cap Fund -- Class A, 2.55% for the Alger Small-Cap Fund -- Class B, 1.70% for the Alger Growth Fund -- Class A, 2.35% for the Alger Growth Fund -- Class B, 1.36% for the Growth Fund --
Class A, 1.86% for the Growth Fund -- Class B, 1.26% for the Equity Income
Fund -- Class A, 1.76% for the Equity Income Fund -- Class B, 1.30% for the Balanced Fund -- Class A, 1.80% for the Balanced Fund -- Class B, 0.73% for the Government Bond Fund -- Class A and Class T, 1.23% for the Government Bond
Fund -- Class B, 0.75% for the Tax Free Fund -- Class A and Class T, 1.25% for the Tax Free Fund -- Class B, and 0.80% for the Primary Fund.



    During the years ended August 31, 2003, 2002 and 2001, SM&R reimbursed the Company a total of $493,526, $267,952 and $82,858, respectively for expenses of the Funds in excess of the expense limitation and/or any undertaking then in existence. SM&R reimbursed expenses for each Fund during these periods as follows: $45,131, $15,765 and $0, respectively, for the Alger Technology Fund; $46,885, $17,218 and $0, respectively for the Alger Aggressive Growth Fund; $46,781, $18,206 and $0, respectively, for the Alger Small-Cap Fund, $47,990, $15,973 and $0, respectively, for the Alger Growth Fund; $20,767, $10,757 and $0, respectively, for the Growth Fund; $26,006, $788 and $0, respectively, for the Equity Income Fund; $22,399, $18,531 and $0, respectively, for the Balanced Fund; $74,372, $16,951 and $114, respectively, for the Government Bond Fund; $41,187, $38,174 and $38,356, respectively for the Tax Free Fund; $24,342, $34,263 and $44,388, respectively, for the Primary Fund; and $97,666, $81,326 and $22,364, respectively, for the Money Market Fund.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    FIXED INCOME FUNDS, GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND-- SM&R, which supervises the Company's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Company's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Company in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R continuously evaluates the brokerage fees paid by each Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information may be used by SM&R in connection with the Company. While SM&R is able to fulfill its obligation to the Company without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to Investment Accounts and to American National and its other accounts.

    SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Company may give consideration to sales of shares of the Company as a factor in the selection of brokers and dealers to execute Company portfolio transactions.

    If purchases or sales of securities of the Fund and one or more other investment companies or clients managed by SM&R are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by SM&R, taking into account the respective sizes of the Fund and such other investment companies and clients and the amount of securities to be purchased or sold.

    The Board has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by each Fund, while in other cases these practices could produce better executions.


    For the past three fiscal years shown, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Growth Fund, Equity Income Fund, and Balanced Fund of the following approximate amounts:



                       BROKERAGE FEES PAID   BROKERAGE FEES PAID      BROKERAGE FEES PAID
                       FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE EIGHT MONTHS ENDED
                         AUGUST 31, 2003       AUGUST 31, 2002          AUGUST 31, 2001
                       -------------------   -------------------   --------------------------
Growth Fund..........        $136,221              $227,325                 $82,992
Equity Income Fund...        $ 58,610              $163,197                 $86,819
Balanced Fund........        $ 20,680              $ 20,525                 $12,634



    For the Fixed Income Funds, the Company paid no brokerage fees for transactions in portfolio securities during the fiscal years ended August 31, 2003, 2002, and 2001.


    No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Company or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Company or SM&R; except for the Alger Funds listed below.

    ALGER FUNDS--Decisions to buy and sell securities and other financial instruments for an Alger Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Company's Board of Directors. Although investment requirements for each Alger Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Alger Funds, investments of the type the Alger Funds may make may also be made by these other accounts or Alger Funds. When an Alger Fund and one or more other Alger Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by an Alger Fund or the size of the position obtained or disposed of by an Alger Fund.

    Transactions in equity securities are in many cases effected on U.S. stock exchanges and the NASDAQ Exchange and involve the payment of negotiated brokerage commissions. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Company's Board of Directors has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Alger Fund involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Alger Fund's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Alger Fund except pursuant to exemptive rules or orders adopted by the SEC.

    In selecting brokers or dealers to execute portfolio transactions on behalf of an Alger Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Alger Fund involved, the other Alger Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. The Company will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. In order to measure the benefits derived from using this trading system, Alger Management has engaged an independent consulting firm to evaluate the effectiveness of its trading on a quarterly basis. The consultant utilizes a client database that manages approximately $1.5 trillion in equities to measure trading costs including well-known cost conscious entities. Alger Management reviews the consultant's evaluations on a regular basis to confirm that its trading system continues to meet its best execution objectives. Alger Management's fees under its agreements with the Alger Funds are not reduced by reason of its receiving brokerage and research service. The Company's Board of Directors will periodically review the commissions paid by the Alger Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Alger Funds.

    Brokerage commissions paid to Alger Inc., an affiliated person of Alger Management, the subadviser to the SM&R Alger Funds, during such funds' existence, are as follows:


                                         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2003    AUGUST 31, 2002    AUGUST 31, 2001
                                      ----------------   ----------------   ---------------
Alger Technology Fund...............       $ 3,399            $1,599            $  957
Alger Aggressive Growth Fund........       $ 4,641            $3,454            $1,149
Alger Small-Cap Fund................       $ 2,714            $1,683            $  838
Alger Growth Fund...................       $10,545            $5,684            $1,691


    The following table shows the percentage of the Fund's aggregate brokerage commissions paid and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Alger Inc. during the most recent fiscal year.


                                                     PERCENTAGE OF    PERCENTAGE OF
                                                    COMMISSION PAID   TRANSACTIONS
                                                    ---------------   -------------
Alger Technology Fund.............................       32.68%          33.58%
Alger Aggressive Growth Fund......................       56.85%          63.44%
Alger Small-Cap Fund..............................       38.72%          43.59%
Alger Growth Fund.................................       72.45%          72.30%



    Brokerage commissions paid during the Funds' most recent three periods to all brokers are as follows:



                                        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2003   AUGUST 31, 2002    AUGUST 31, 2001
                                      ---------------   ----------------   ---------------
Alger Technology Fund...............      $10,400            $3,202            $  957
Alger Aggressive Growth Fund........      $ 8,165            $4,393            $1,149
Alger Small-Cap Fund................      $ 7,010            $2,872            $  838
Alger Growth Fund...................      $14,555            $7,369            $1,691


                           DESCRIPTION OF FUND SHARES

SHARES OF BENEFICIAL INTEREST

    The Company's authorized capital stock consists of six billion (6,000,000,000) shares of common stock with a par value of $0.01 per share, issuable in separate series. Currently eleven such series have been established. Four of such series are referred to herein as the Fixed Income Funds (the Government Bond Fund, Tax Free Fund, Primary Fund, and the Money Market Fund). Seven of such series are referred to as the Equity Funds (the Growth Fund, the Equity Income Fund, the Balanced Fund, the Alger Growth Fund, the Alger Small-Cap Fund, the Alger Aggressive Growth Fund, and the Alger Technology Fund).

    The Government Bond Fund, Tax Free Fund, Growth Fund, Equity Income Fund, and Balanced Fund are each divided into three classes of shares (the "Classes") of common stock designated as:

    - Class T (existing shareholders and certain designated persons);

    - Class A (front-end load)

    - Class B (back-end load)


    The Alger Funds is divided into two Classes: Class A (front-end load) and Class B (back-end load).



    The Primary Fund and the Money Market Fund are single class Funds. Each Fund other than the Primary Fund and the Money Market Fund is a "Multi-Class Fund."


    The Company designates its capital stock as shares of the Funds. Each Fund is, for investment purposes, considered a separate investment fund. The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company.

    Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

    Each Class of shares of a Multi-Class Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class and any Class-specific expenses. Class B shares are subject to higher distribution fees, which will cause such Class to have a higher expense ratio and pay lower dividends than the Class A shares.

    Each Fund bears its proportionate share of the Company's general expenses not susceptible of direct allocation. Such general expenses include the Company's organizational expenses, directors' fees and joint fidelity bonds, which are pro-rated based on the relative amount of each Fund's assets, and prospectus and shareholder report expenses, which are pro-rated based on the relative number of each Fund's shareholders. Organizational expenses for the Tax Free Fund and the Money Market Fund were paid by the adviser.

VOTING RIGHTS

    Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.

INITIAL CAPITAL CONTRIBUTIONS

    Prior to the Company's offering of any shares to investors, SM&R provided the Company with initial capital by purchasing 100,000 shares of the Primary Fund at a purchase price of $1.00 per share and 10,000 shares of the Government Bond Fund at a purchase price of $10.00 per share. In addition, SM&R purchased an additional 190,000 shares of the Government Bond Fund at a purchase price of $10.00 per share, and American National purchased 400,000 shares of the Government Bond Fund at a price of $10.00 per share. Such additional shares of the Government Bond Fund were acquired by SM&R and American National in connection with the formation of the Company, were acquired for investment and can be disposed of only by redemption.

    The Tax Free Fund initial capital was provided by SM&R through the purchase of 10,000 shares at a price of $10.00 per share. In addition, SM&R purchased an additional 90,000 shares and American National purchased 500,000 shares at a price of $10.00 per share. These additional shares were acquired by SM&R and American National in connection with the formation of the Fund for investment and can only be disposed of by redemption.

    Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Fund are large enough that such redemption will not have a material adverse effect upon investment performance.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

    Shares of each Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge, if any.

Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "Special Purchase Plans" below), the minimum initial investment and minimum additional investments in each Fund are as follows:

                                                           MINIMUM      MINIMUM
                                                           INITIAL     ADDITIONAL
FUND                                                      INVESTMENT   INVESTMENT
----                                                      ----------   ----------
Government Bond Fund, Tax Free Fund, Growth Fund,
  Equity Income Fund, and Balanced Fund.................    $ 100         $ 20
Primary Fund and Money Market Fund......................    $1000         $100
Alger Funds.............................................    $ 500         $ 50

    Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Company reserves the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Company.

DETERMINATION OF NET ASSET VALUE


    GOVERNMENT BOND FUND AND TAX FREE FUND. The net asset value per share for each Class of the Government Bond and Tax Free Funds is determined by adding the market value of the portfolio securities and other assets of that Class (including dividends accrued but not collected), subtracting liabilities of that Class (including accrued expenses), and dividing the result by the number of shares outstanding of the relevant Class. Net asset value is currently determined as of 3:00 p.m. Central Time on each day that the New York Stock Exchange is open for trading on any SM&R business day. Although the legal rights of the Classes of a Fund are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.



    Expenses and fees of each such Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Company are valued as of the close of trading on each day when the New York Stock Exchange is open for trading on any SM&R business day. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board on a consistent basis.



    PRIMARY FUND. The net asset value per share of the Primary Fund is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of such Fund's shares outstanding. Expenses of the Primary Fund, if any, are accrued daily and taken into account in determining the net asset value. The portfolio securities of the Primary Fund are valued as of 3:00 p.m. Central Time on each day that the New York Stock Exchange is open for trading on any SM&R business day. Securities listed on national exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Company on a consistent basis.


    Securities subject to floating or variable interest rates with demand features in compliance with applicable Rules of the Securities and Exchange Commission may have stated maturities in excess of one year.

    MONEY MARKET FUND. The Money Market Fund values all of its securities using the amortized cost valuation method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The other Funds use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

    During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Money Market Fund's instruments based upon amortized cost is subject to the Fund's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having a remaining maturity of one year or less, and invest only in securities that the Board determines to be of high quality with minimal credit risks.

    Pursuant to the rules of the Securities and Exchange Commission, the Money Market Fund follows procedures established by the Board that are designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will at all times be able to maintain a continuous $1.00 net asset value per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 per share amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action shall be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Where the Board believes the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it shall cause the Money Market Fund to take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results, which may include: redeeming of shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses; shortening the Fund's average maturity; or withholding dividends.

    EQUITY FUNDS. The net asset value per share for each Class of the Equity Funds is determined by adding the market value of the portfolio securities and other assets of that Class (including dividends accrued but not collected), subtracting liabilities of that Class (including accrued expenses), and dividing the result by the number of shares outstanding of the relevant Class. Although the legal rights of the Classes of an Equity Fund are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.


    Expenses and fees of each such Equity Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Equity Funds are valued as of the close of trading on each day when the New York Stock Exchange is open for trading on any SM&R business day. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board on a consistent basis.

DETERMINATION OF OFFERING PRICE

    Shares of the Money Market Fund and the Primary Fund are offered at net asset value without the imposition of any sales charge on purchases or redemptions.


    Full and fractional shares of the Government Bond Fund, Tax Free Fund, and the Equity Funds are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus any applicable sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m., Central Time, on any day that the New York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading on any SM&R business day.


    SM&R is not in receipt of purchase (and redemption or transfer) orders given to a dealer until the dealer transmits the order to SM&R and SM&R actually receives the order at its League City office. It is the responsibility of any such dealer and not SM&R to establish procedures to assure that orders received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day.

    CLASS T SHARES (EXISTING SHAREHOLDERS AND CERTAIN DESIGNATED PERSONS)--GOVERNMENT BOND FUND AND TAX FREE FUND. The offering price of the Class T Shares of the Government Bond Fund and Tax Free Fund is the net asset value per share plus an initial sales charge of up to 4.5% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $100,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Class T Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

                                                                       DISCOUNT TO SELECTED
                               SALES CHARGE AS A   SALES CHARGE AS A       DEALERS AS A
                                 PERCENTAGE OF     PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT            OFFERING PRICE      AMOUNT INVESTED      OFFERING PRICE*
--------------------           -----------------   -----------------   --------------------
Less than $100,000...........         4.5%                4.7%                 4.0%
$100,000 but less than
  $250,000...................         3.5%                3.6%                 3.0%
$250,000 but less than
  $500,000...................         2.5%                2.6%                2.25%
$500,000 and over............        None                None                 None

 * For Class T shares of the Government Bond Fund and Tax Free Fund (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS T SHARES (EXISTING SHAREHOLDERS AND CERTAIN DESIGNATED PERSONS)--GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND. The offering price of the Class T Shares of the Growth Fund, Equity Income Fund, and Balanced Fund is the net asset value per share plus an initial sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Class T Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

                                                                       DISCOUNT TO SELECTED
                               SALES CHARGE AS A   SALES CHARGE AS A       DEALERS AS A
                                 PERCENTAGE OF     PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT            OFFERING PRICE      AMOUNT INVESTED      OFFERING PRICE*
--------------------           -----------------   -----------------   --------------------
Less than $50,000............        5.75%                6.1%                4.75%
$50,000 but less than
  $100,000...................         4.5%                4.7%                 4.0%
$100,000 but less than
  $250,000...................         3.5%                3.6%                 3.0%
$250,000 but less than
  $500,000...................         2.5%                2.6%                 2.0%
$500,000 and over............        None                None                 None

 * For Class T shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS A SHARES (FRONT-END LOAD)--GOVERNMENT BOND FUND AND TAX FREE FUND. Class A shares are subject to an initial sales charge of up to 4.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase.

    The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

                                                                       DISCOUNT TO SELECTED
                               SALES CHARGE AS A   SALES CHARGE AS A       DEALERS AS A
                                 PERCENTAGE OF     PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT            OFFERING PRICE      AMOUNT INVESTED       OFFERING PRICE
--------------------           -----------------   -----------------   --------------------
Less than $50,000............        4.75%                4.9%                4.25%
$50,000 but less than
  $100,000...................         4.5%                4.7%                 4.0%
$100,000 but less than
  $250,000...................         3.5%                3.6%                 3.0%
$250,000 but less than
  $500,000...................         2.5%                2.6%                2.25%
$500,000 but less than
  $1,000,000.................         1.5%                1.5%                1.25%
$1,000,000 and over*.........        None**              None                 None

 * For Class A shares of the Government Bond Fund and Tax Free Fund (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

** Subject to a CDSC of 1.00% of the net asset value on shares redeemed within 13 months of purchase.


    CLASS A SHARES (FRONT-END LOAD)--EQUITY FUNDS. Class A shares are subject to an initial sales charge of up to 5.00% of the public offering price and an annual 12b-1 fee of 0.35% (for the Alger Funds) or 0.25% (for the Growth Fund, Equity Income Fund, and Balanced Fund) of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Prospectus. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase.


    The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

                                                        SALES CHARGE      DISCOUNT TO
                                        SALES CHARGE     AS A % OF     SELECTED DEALERS
                                         AS A % OF         AMOUNT       AS A PERCENTAGE
AMOUNT OF INVESTMENT                   OFFERING PRICE     INVESTED     OF OFFERING PRICE
--------------------                   --------------   ------------   -----------------
Less than $50,000....................       5.00%          5.30%             4.50%
$50,000 but less than $100,000.......       4.50%          4.70%              4.0%
$100,000 but less than $250,000......       3.50%          3.60%              3.0%
$250,000 but less than $500,000......       2.50%          2.60%              2.0%
$500,000 but less than $1,000,000....       1.50%          1.50%              1.0%
$1,000,000 and over..................        None*          None              None

 *  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

    DISCOUNTS THROUGH CONCURRENT PURCHASES. Investors may qualify for a reduced sales charge on Class T shares or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a Multi-Class Fund and the Class T and Class A shares of another Multi-Class Fund at the respective sales charges applicable to each.

    Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

    (1) Any individual

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account

    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code

    (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code

    Purchases in connection with employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's Prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested to achieve quantities eligible for discount.

    LETTER OF INTENT. You may qualify immediately for a reduced sales charge on purchases of Class A or Class T Shares by completing the Letter of Intent section of the Account Application. A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns shares of the Government Bond Fund, the Tax Free Fund or shares of one or more SM&R Equity Funds currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in the Government Bond Fund and/or the Tax Free Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such Funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase, or the Government Bond Fund or the Tax Free Fund to sell, the full amount of shares specified.

    WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class A and Class T shares of the Funds may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

    CLASS B SHARES (BACK-END LOAD)--GOVERNMENT BOND FUND AND TAX FREE FUND. An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 3.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within four years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

    Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the net asset value) shown in the following table:

                                                              CONTINGENT DEFERRED
                                                                 SALES CHARGE
                                                              (AS A PERCENTAGE OF
                                                              NET ASSET VALUE AT
                                                             THE TIME OF PURCHASE,
YEARS SINCE PURCHASE                                          WHICHEVER IS LESS)
--------------------                                         ---------------------
Year 1.....................................................             3%
Year 2.....................................................             2%
Year 3.....................................................             1%
Year 4+....................................................             0%

    CLASS B SHARES (BACK-END LOAD)--EQUITY FUNDS. An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within six years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% (for the Growth Fund, Equity Income Fund, and Balanced Fund) or 1.00% (for the Alger Funds) of the average daily net asset value of the Class B shares.


    Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the net asset value) shown in the following table:

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 (AS A % OF THE
                                                                  LESSER OF THE
                                                              OFFERING PRICE AT THE
YEARS SINCE PURCHASE                                            TIME OF PURCHASE)
--------------------                                          ---------------------
Year 1......................................................          5.00%
Year 2......................................................          4.00%
Year 3......................................................          3.00%
Year 4......................................................          2.00%
Year 5......................................................          1.00%
Year 6......................................................           None

    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

    Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are not subject to an ongoing Distribution Fee. If an investor converts Class B shares of a Multi-Class Fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)

    The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. The CDSC will be waived on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

    (2) DEATH OR DISABILITY. The CDSC will be waived on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;

       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

       (c) the redemptions are made within one year following death or initial determination of disability; and

       (d) the shares were held at the time of death or initial determination of disability.

    For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

(3) MINIMUM REQUIRED DISTRIBUTIONS. The CDSC will be waived on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participants or beneficiary's account value;

       (b) tax-free rollovers or transfers of assets to another IRA,
              Section 403(b) plan, Section 457 plan, or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

(4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the Funds of small accounts (accounts with a value less than $500).

(5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

FUND AND CLASS EXPENSES

    Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:

    (1) asset-based distribution fees and shareholder service fees;

    (2) transfer agency fees attributable to a particular Class;

    (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class;

    (4) state and federal registration fees incurred by a specific Class;

    (5) litigation and other legal expenses relating to a particular Class;

    (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class;

    (7) accounting, audit, and tax expenses relating to a specific Class;

    (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and

    (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

    Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Company's assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Multi-Class Fund.

    All direct sales expenses for the Primary Fund and the Money Market Fund, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by those Funds.

                  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS


    The Company has adopted Distribution and Shareholder Servicing Plans (the "12b-1 Plans," each a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A and Class B shares of the Government Bond Fund, Tax Free Fund and Equity Funds (as defined above, the "Multi-Class Funds"). The 12b-1 Plans provide that SM&R will provide distribution and/or shareholder services to the Class A and Class B shares of the Multi-Class Funds (the "12b-1 Classes").


    For each 12b-1 Class and regardless of actual expenses, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Multi-Class Fund attributable to that Class, as follows:


                                                  DISTRIBUTION   SERVICE    TOTAL 12B-1
CLASS                                                 FEE          FEE          FEE
-----                                             ------------   --------   -----------
Class T Shares: Existing Shareholders
  Government Bond Fund and Tax Free Fund........    -0-           -0-         -0-
  Growth Fund, Equity Income Fund,
    and Balanced Fund...........................    -0-           -0-         -0-
Class A Shares: Front-End Load
  Government Bond Fund and Tax Free Fund........     0.25%        -0-          0.25%
  Alger Funds...................................     0.35%        -0-          0.35%
  Growth Fund, Equity Income Fund,
    and Balanced Fund...........................     0.25%        -0-          0.25%
Class B Shares: Back-End Load (CDSC)
  Government Bond Fund and Tax Free Fund........     0.50%        0.25%        0.75%
  Alger Funds...................................     1.00%        -0-          1.00%
  Growth Fund, Equity Income Fund,
    and Balanced Fund...........................     0.50%        0.25%        0.75%


    The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plans will be calculated daily (as a percentage of average daily net assets) and paid periodically.

    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

    A 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and/or the related agreement. A 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

    Any distribution and shareholder services agreement related to the 12b-1 Plans terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class of a Multi-Class Fund, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Company.

    The 12b-1 Plans provide that they may not be amended with respect to any 12b-1 Class of a Multi-Class Fund to increase materially the amount of the fees described in such 12b-1 Plan without approval of the shareholders of the relevant Class. All material amendments to the 12b-1 Plans also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which a 12b-1 Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the 12b-1 Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under the 12b-1 Plans and the purposes for which those expenditures were made. The obligations of the Company and each Fund under the 12b-1 Plans will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company and the relevant Funds or Funds, as provided in the Company's Articles of Incorporation.

                             SPECIAL PURCHASE PLANS

AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS


    Classes A and B of the Government Bond Fund, the Tax Free Fund, the Alger Funds and the Equity Funds provide a convenient, voluntary method of purchasing their shares through the "Automatic Investment Plan." These same Classes, as well as Class T of the Government Bond Fund, Tax Free Fund, Growth Fund, Equity Income Fund, and Balanced Fund, also allow for the use of the "Electronic Transfers" Plan. The Primary Fund and Money Market Fund also provide these plans. These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required by some Funds, and to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.


    By acquiring shares of the Funds on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    After the initial minimum investment has been met, a Plan may be opened by indicating an intention to invest $20 or more per individual ($50 or more in the Alger Funds and $100 or more in the Primary Fund or Money Market Fund) monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than (i) $100 in the Growth Fund, Equity Income Fund, or Balanced Fund; (ii) $500 in the Government Bond Fund, Tax Free Fund, or Alger Funds; or (iii) $1,000 in the Primary Fund or Money Market Fund.

GROUP SYSTEMATIC INVESTMENT PLAN

    A Group Systematic Investment Plan is available for purchases of Class A or Class B shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Company under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started for a group consisting of five or more participants with an initial cash investment of (i) $100 ($20 per individual) in the Government Bond Fund, Tax Free Fund, Growth Fund, Equity Income Fund, or Balanced Fund;
(ii) $500 ($50 per individual) in the Alger Funds; or (iii) $1,000 ($100 per individual) in the Primary Fund or Money Market Fund. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 or more ($50 or more for the Alger Funds) must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty
(60) days' prior written notice.

EXCHANGE PRIVILEGE

    You may make exchanges, without charge, between corresponding classes of shares of funds managed by SM&R on terms described in the Prospectuses.

    The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the Fund into which the exchange is being made.

                                   REDEMPTION

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Company's agent for such purpose. Such requests must be duly executed by each registered owner, must be accompanied by certificates endorsed for transfer (if certificates have been issued), and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the Funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

    Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

    No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $50,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Shareholder's Guide. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC must be paid upon redemption.

    Shares are redeemed at the net asset value per share next computed after the request and certificates issued prior to January 1, 1999, if any, are received in "Good Order," as set forth in the Shareholder's Guide. Any applicable CDSC must be paid at the time of redemption. (See "Important Facts About Redeeming" in the Shareholder's Guide). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the portfolio value of the Fund being redeemed and the applicable CDSC.

    Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times the Company may be requested to redeem shares for which it has not yet received good payment for prior purchases of Company shares. Accordingly, proceeds of the Company will not be paid until good payment has been received which could be as much as ten (10) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Company of its securities is not reasonably practicable or it is not reasonably practicable for the Company to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Company's security holders.

    The Company has made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of
(i) $250,000 or (ii) 1% of the net asset value of the Company at the beginning of such period. The Company may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

                                     TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

    Each Fund is treated as a separate entity for federal income tax purposes. The Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that the Company will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Fund of the Company must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.

    In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

EXCISE TAX

    In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS

    For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from a Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned such Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.

    Distributions which are declared in October, November, or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

    A percentage of the dividends paid by each Fund to corporate shareholders may in certain circumstances qualify for the dividends received deduction available to corporations. The dividends received deduction will be available only with respect to dividends designated by the Company as eligible for such treatment. Dividends so designated must be attributable to dividends earned by the Funds from U.S. corporations and must not have been earned from investments that were debt-financed or held by a Fund for less than the requisite period. Similarly, the deduction may be reduced or eliminated if the investment in the Funds by the corporate shareholder was debt-financed or held for less than the requisite period. All dividends from the Funds, including dividends eligible for the dividends received deduction are included in a corporation's alternative minimum taxable income calculation.

    At the end of each calendar year, the Company will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local tax laws to these distributions and redemption proceeds received from the Company.

    Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within the fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

    Dividends paid by the Tax Free Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross income for federal income tax purposes if the Fund satisfies certain quarterly asset percentage requirements. To the extent that the Tax Free Fund invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum income tax. Current federal tax law limits the types and volume of securities qualifying for the federal income tax exemption of interest and may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

    Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Company.

    Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distributions received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

REDEMPTION OF FUND SHARES

    Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the Fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent the shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new Fund shares acquired during such period.) Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

    Shareholders of the Tax Free Fund should be careful about redeeming shares immediately prior to the record date of an exempt-interest dividend because the redemption may cause the shareholder to realize a taxable gain even though a portion of the redemption proceeds may represent a pro rata share of tax exempt interest earned by the Fund. In addition, a loss on the sale or redemption of shares held by the shareholder of the Tax Free Fund for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to those shares.

BACKUP WITHHOLDING


    The Company may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 30% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the account application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the

Company that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.


NON-U.S. INVESTORS

    Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the Funds.

IMPORTANT: The Company reserves the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

                           SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectuses under "Systematic Withdrawal Plan," the Funds have a Systematic Withdrawal Plan pursuant to which shareholders having an account value of $5,000 or more are permitted to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund's shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the 1st of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on
(1) redemption of a fixed number of shares at monthly or quarterly intervals, or
(2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund of the Company will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Company and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Company although such practice is not prohibited.

                                THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of all Funds of the Company pursuant to the following Underwriting Agreements:

    - July 1, 1993, as amended on November 19, 1998 between SM&R and the Company on behalf of the Fixed Income Funds.

    - September 1, 2000 between SM&R and the Company on behalf of the Alger
      Funds.

    - December 31, 2000 between SM&R and the Company on behalf of the Growth Fund, Equity Income Fund, and Balanced Fund.

    Such Underwriting Agreements provides that they shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the particular Funds covered by each Underwriting Agreement, and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreements may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the particular Funds covered by each Underwriting Agreement, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act).


    As principal underwriter, SM&R continuously offers and sells shares of each Fund of the Company through its own registered representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.


    Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

FIXED INCOME FUNDS. The Sales Charge allowance to broker-dealers for those classes with a front-end sales charge is as follows:

PERCENTAGE                                                    CLASS T    CLASS A
----------                                                    --------   --------
Net Amount Invested
  Maximum...................................................    4.7%       4.9%
  Minimum...................................................    0.0%       0.0%

Public Offering Price
  Maximum...................................................    4.0%      4.25%
  Minimum...................................................    0.0%       0.0%


    For certain large purchases, SM&R intends to pay its registered representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such registered representatives and broker-dealers is as follows for Class T shares of the Government Income and Tax Free Funds: Year 1 -- 0.35%; Year 2 -- 0.25% and Year 3 and subsequent years -- 0.075% (for each Fund). For Primary Fund shares, SM&R may pay registered representatives and broker-dealers as follows: Year 1 and Year 2 -- 0.10% and Year 3 and subsequent years -- 0.075%.

    The aggregate amount of sales charge received by SM&R for the Fixed Income Funds for the past three fiscal years is as follows:



                                             2003         2002          2001
                                        --------------   -------   --------------
Total Amount Sales Charge Received....     $31,497       $39,841      $26,634
Amount Retained by SM&R...............     $ 3,397       $14,447      $13,081
Amount Reallowed to Dealers...........     $ 1,387       $12,713      $ 9,129


GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND. The sales charge allowances to broker-dealers for these Funds ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with certain purchases of Class T shares of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources a per annum percent of the amount invested as follows: Year 1 -- 0.35%, Year 2 -- 0.25%, and, in the third and subsequent years, 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.


    The aggregate amounts of sales charge received by SM&R from the sale of shares of the Growth Fund, Equity Income Fund, and Balanced Fund, for the past three fiscal years are as follows:



                                                    2003       2002       2001
                                                  --------   --------   --------
Growth Fund
  Total Amount Sales Charge Received............  $ 86,493   $122,219   $127,915
  Amount Retained by SM&R.......................  $ 26,495   $ 33,264   $ 31,319
  Amount Reallowed to Dealers...................  $  4,485   $  5,727   $  2,184
Equity Income Fund
  Total Amount Sales Charge Received............  $103,057   $123,307   $132,186
  Amount Retained by SM&R.......................  $ 20,886   $ 23,233   $ 21,214
  Amount Reallowed to Dealers...................  $  3,167   $  4,742   $  2,523
Balanced Fund
  Total Amount Sales Charge Received............  $ 35,078   $ 37,777   $ 31,216
  Amount Retained by SM&R.......................  $  2,517   $  4,124   $  3,525
  Amount Reallowed to Dealers...................  $  1,401   $  3,162   $    970



NAV PURCHASES OVER $1 MILLION



    For Class A and Class T investments of $1 million or more in the Fixed Income and Equity Funds, SM&R intends to pay its registered representatives and broker-dealers from its own profits and resources as follows:



$1 million or more, but less than $3 million................  1%
$3 million or more, but less than $4 million................  .70%
$4 million or more, but less than $5 million................  .50%
Above $5 million............................................  Negotiable

    Commissions are based on cumulative investments. During the first year after the investment is made, no trails will be paid on such investments, but will commence beginning in Year 2.


    ALGER FUNDS--The sales charge allowance to broker-dealers for Class A shares of the Alger Funds is as follows:

PERCENTAGE                                                    CLASS A
----------                                                    --------
Net Amount Invested
  Maximum...................................................    4.9%
  Minimum...................................................    0.0%
Public Offering Price
  Maximum...................................................   4.25%
  Minimum...................................................    0.0%

    The Alger Funds have been in existence since September 1, 2000. The sales charges received by SM&R from the sale of shares of the Alger Funds for the past two fiscal years, are as follows:


                                                       2003       2002       2001
                                                     --------   --------   --------
Alger Technology Fund
  Total Amount Sales Charge Received...............  $ 5,068    $ 1,064    $ 1,119
  Amount Retained by SM&R..........................  $ 4,101    $   562    $   716
  Amount Reallowed to Dealers......................  $   214    $   562    $   669
Alger Aggressive Growth Fund
  Total Amount Sales Charge Received...............  $12,138    $ 8,727    $ 8,693
  Amount Retained by SM&R..........................  $ 2,238    $ 2,023    $ 2,404
  Amount Reallowed to Dealers......................  $   462    $ 1,474    $   904
Alger Small-Cap Fund
  Total Amount Sales Charge Received...............  $10,189    $ 7,789    $ 3,303
  Amount Retained by SM&R..........................  $  (521)   $ 2,481    $   797
  Amount Reallowed to Dealers......................  $   212    $ 1,872    $   418
Alger Growth Fund
  Total Amount Sales Charge Received...............  $11,450    $11,939    $12,689
  Amount Retained by SM&R..........................  $ 2,358    $ 5,310    $ 5,513
  Amount Reallowed to Dealers......................  $ 1,406    $ 4,119    $ 3,445


                                   CUSTODIAN

    The cash and securities of the Company are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, pursuant to the following Custodian
Agreements:

    - July 1, 1993 between SM&R and the Company on behalf of the Fixed Income Funds, as amended September 1, 2000 to include the Alger Funds.

    - December 31, 2000 between SM&R and the Company on behalf of the Growth Fund, Equity Income Fund, and Balanced Fund.

    The Custodian holds and administers the Company's cash and securities as provided for in such Custodian Agreements. The compensation paid to the Custodian is paid by the Company and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian.

    SM&R, as custodian, will hold and administer the Company's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, is the transfer agent and dividend paying agent for the Company pursuant to the Administrative Agreement. A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

                                    COUNSEL

    The Company's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550.

                       AUDITORS AND FINANCIAL STATEMENTS


    Tait, Weller & Baker ("TWB"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, served as the Company's independent auditors for the year ending August 31, 2003. Prior to the year ending August 31, 1998, the Company's financial statements were audited by KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002 ("KPMG").



    The Board appointed TWB to serve as the independent auditors to the Company for the year ended August 31, 2003. Shareholders of the Company ratified the selection of TWB at a meeting of the Shareholders held on May 28, 1998. Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Company on December 15, 1997. For the year ended August 31, 1997, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1997 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of TWB and KPMG has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company.

    The Company's Annual Report to Shareholders for the fiscal year ending August 31, 2003 is a separate document supplied with this SAI. The schedules of investments, financial highlights, financial statements and accompanying notes, and reports of independent auditors appearing in the Annual Report are incorporated by reference into this SAI.


                        PERFORMANCE AND ADVERTISING DATA

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

    Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a Fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Company or any of its Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

    The Company's annual report contains additional performance information and will be made available to you upon request and without charge.

    MONEY MARKET FUND--YIELD

    The Money Market Fund will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Fund's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then
(3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

    The Money Market Fund's effective yield for a specified seven-calendar-day period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

    The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

    Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type investments in the Money Market Fund's portfolio. Neither principal or interest is insured or guaranteed.

    NON-MONEY MARKET FUNDS--YIELD


    For the 30-day period ended September 30, 2003, the standardized yield for the Government Bond Fund (Class T) is 1.98%, Primary Fund is 0.61% and Tax Free Fund (Class T) is 1.90%. Standardized yield for these Funds is computed by dividing the Fund's investment income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's maximum offering price per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. These yields do not reflect any voluntary fee waivers made by the Fund's Adviser. The 30-day yield figure is calculated for each class of each Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:


     Yield  =      2[(a-b + 1) TO THE POWER OF 6 - 1]
                   ------
                    cd

Where:

    a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursement).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

    Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

    TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.


    The average annual total returns for the Fixed Income Funds for the periods ended August 31, 2003 are as follows:



       AVERAGE ANNUAL TOTAL RETURNS          PAST ONE    PAST 5    PAST 10     7-DAY
 (FOR THE PERIODS ENDING AUGUST 31, 2003)      YEAR      YEARS      YEARS      YIELD
-------------------------------------------  --------   --------   --------   --------
Government Bond Fund (Class T).............   (2.18)%     4.32%      5.07%        --
Primary Fund...............................    1.35%      3.66%      4.14%        --
Tax Free Fund (Class T)....................   (2.24)%     3.61%      4.78*        --
Money Market Fund..........................      --         --         --       0.52%



 *  The return for the Tax Free Fund is since inception.



    The inception dates of the Fixed Income Funds are as follows:


    Government Bond Fund--March 16, 1992

    Primary Fund--March 16, 1992

    Tax Free Fund--September 9, 1993

    Money Market Fund--January 1, 1999


    The average annual total returns for the Growth Fund, Equity Income Fund, and Balanced Fund for the periods ended August 31, 2003 are as follows:



      AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING AUGUST 31, 2003)   PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------  -------------   ------------   -------------
Growth Fund (Class T)....................      (3.83)%         (2.33)%        4.98%
Equity Income Fund (Class T).............       0.69%          (0.44)%        5.92%
Balanced Fund (Class T)..................       0.81%           3.66%         6.75%



 * The Predecessor Funds had a fiscal year ending December 31. As explained in the section "THE COMPANY" at the beginning of this Statement of Additional Information, the data shown herein for the Growth Fund, Equity Income Fund, and Balanced Fund for periods prior to the Conversion are the data from the corresponding Predecessor Funds.


    On October 31, 2000, prior to the Conversion, shareholders of the stand-alone SM&R Growth Fund, Inc. approved elimination of a performance adjustment to such fund's advisory fee. The performance adjustment had resulted in a reduction of the advisory fee paid by the SM&R Growth Fund, Inc. in 61 of the 72 monthly performance calculations made during the previous six fiscal years. During the 61 months the SM&R Growth Fund, Inc. benefited from the adjustment, performance would have been improved. During the 11 months the investment adviser benefited from the adjustment, the SM&R Growth Fund, Inc.'s performance would have been diminished.

    The average annual total returns for the Alger Funds for the past fiscal year and since inception are as follows:



           AVERAGE ANNUAL TOTAL RETURNS               PAST ONE
     (FOR THE PERIODS ENDING AUGUST 31, 2003)           YEAR      SINCE INCEPTION
---------------------------------------------------  ----------   ---------------
Alger Technology Fund (Class A)....................    47.16%         (37.34)%
Alger Aggressive Growth Fund (Class A).............    11.21%         (22.19)%
Alger Small-Cap Fund (Class A).....................    19.74%         (19.66)%
Alger Growth Fund (Class A)........................     7.88%         (20.96)%


    CALCULATION OF RETURN. The average annual total return figures for the Funds are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T) TO THE POWER OF n = ERV

Where P    =  a hypothetical initial payment of $1,000;

      T    =  average annual total return;

      n    =  number of years; and

    ERV    =  Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at
              the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming the maximum sales load and reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

    YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.

    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

MULTI-CLASS PERFORMANCE

    The Government Bond Fund and Tax Free Fund, and the Growth Fund, Equity Income Fund, and Balanced Fund (as these latter three Funds existed prior to the Conversion) converted from a single-class to a multi-class structure. That single class of shares was converted to Class T Shares, effective December 31, 1998. Existing shareholders as of December 31, 1998 became shareholders in Class T.

    The performance calculations for the classes of the Government Bond Fund, Tax Free Fund, Growth Fund, Equity Income Fund, and Balanced Fund, other than the Class T Shares, and any classes that might be created after the Class T Shares, may be stated so as to include the performance of the Fund's Class T Shares. For these purposes, the inception of the Class T Shares is the inception of the Fund. Generally, performance of the Class T Shares will not be restated to reflect the expenses or expense ratio of another class.

                              PERFORMANCE MEASURES

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Company or any of its Funds may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

    DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    LIPPER--MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER--FIXED INCOME FUND PERFORMANCE ANALYSIS--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT TECHNOLOGIES, INC.--analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC.--analyzes price, yield, risk and total return for equity funds.

    FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES--provide performance statistics over specified time periods.

    CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee Bonds.

    STANDARD & POOR'S BOND INDICES--measures yield and price of Corporate, Municipal, and Government bonds.

    SHEARSON LEHMAN BROTHERS AGGREGATE BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee Bonds.

    SHEARSON LEHMAN BROTHERS MUNICIPAL BOND INDEX (SLMBI) OR ITS COMPONENT INDICES--SLMBI measures yield, price and total return for the municipal bond market.

    BOND BUYER'S 20-BOND INDEX--an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

    BOND BUYER'S 30-BOND INDEX--an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

    HISTORICAL DATA SUPPLIED by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Lehman Bros. and Bloomberg, L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Fund to calculate its figures. In addition there can be no assurance that any series of the Company will continue this performance as compared to such other averages.

                             PART C:  OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a)   1.a.  Registrant's Amended and Restated Articles of Incorporation are
            incorporated herein by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

      1.b. Registrant's Articles of Amendment dated December 7, 1998 are incorporated herein by reference to Exhibit (a)1.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

      1.c   Registrant's Articles of Amendment and Restatement dated
            December 11, 2000 are incorporated herein by reference to Exhibit
            (a)1.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.


(a)   2.a.  Registrant's Supplementary Articles of Incorporation dated
            February 23, 1998, July 21, 1998 and August 6, 1998 are incorporated herein by reference to Exhibit (a)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

      2.b. Registrant's Supplementary Articles of Incorporation dated August 17, 2000 are incorporated herein by reference to Exhibit
            (a).2.b. to Post-Effective Amendment No. 17 to this form N-1A Registration Statement.

      2.c. Registrant's Supplementary Articles of Incorporation dated December 1, 2000 are incorporated herein by reference to Exhibit (a).2.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

      2.d. Registrant's Supplementary Articles of Incorporation dated April 25, 2001 are incorporated herein by reference to Exhibit (a).2.d. to Post-Effective Amendment No. 21 to this Form N-1A Registration Statement.


(a)   3.a.  Articles of Transfer for the SM&R Growth Fund, Inc. for transfer to SM&R Investments, Inc., the Registrant, dated December 1, 2000 and incorporated herein by reference to Exhibit(a)3.a. to Post Effective Amendment No. 19 to this Form N-1A Registration Statement.


      3.b. Articles of Transfer for the SM&R Equity Income Fund, Inc. for transfer to SM&R Investments, Inc,. the Registrant, dated
            December 1, 2000 and incorporated herein by reference to Exhibit(a)3.b. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

      3.c. Articles of Transfer for the SM&R Balanced Fund, Inc. for transfer to SM&R Investments, Inc., the Registrant, dated December 1, 2000 and incorporated herein by reference to Exhibit
            (a)3.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(b) Registrant's By-Laws (Revised November 18, 1999) are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 15 to this Form N-1A Registration Statement.

(c) A specimen of Registrant's stock certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 7 to this form N-1A Registration Statement.

(d)   1.    Registrant's Investment Advisory Agreement is incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

      2. Registrant's Investment Advisory Agreement on behalf of the Money Market Fund is incorporated herein by reference to Exhibit (d)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

      3.    Registrant's Investment Advisory Agreement on behalf of SM&R
            Alger Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporation herein by reference to Exhibit (d)3. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      4.    Registrant's Sub-Advisory Agreement on behalf of SM&R Alger
            Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporation herein by reference to Exhibit (d)4. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      5. Registrant's Investment Advisory Agreement on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the SM&R Equity Funds) is incorporated herein by reference to Exhibit (d).5. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(e)   1.    Registrant's Underwriting Agreement is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 13 to this
            Form N-1A Registration Statement.

      2.    Registrant's Underwriting Agreement on behalf of SM&R Alger
            Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporation herein by reference to Exhibit
            (e)2. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      3. Registrant's Underwriting Agreement on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the Series or SM&R Equity Funds) is incorporated herein by reference to Exhibit (e).3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

(f)   Not Applicable.

(g)   1.a.  Registrant's Custodian Agreement is incorporated herein by reference to Exhibit 8a to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

      1.b. Registrant's First Amendment to the Custodian Agreement on behalf of SM&R Alger Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporated herein by reference to Exhibit (g)1.b. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      1.c. Registrant's Custodian Agreement on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the Series or SM&R Equity Funds) is incorporated herein by reference to Exhibit (g)1.c. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

      2. Registrant's Sub-Custodian Agreement is incorporated herein by reference to Exhibit 8b to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

(h)   Not Applicable.

(i) Consent and Opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P., are filed herewith as Exhibit (i) to Post-Effective Amendment No. 23 to this Form N-1A Registration Statement.

(j)   1.    Consent of Tait, Weller and Baker, independent accountant of
            Registrant are filed herewith as Exhibit (j) to Post-Effective
            Amendment No. 23 to this Form N-1A Registration Statement.

      2. Power of Attorney is incorporated herein by reference to Exhibit (j).2. to Post-Effective Amendment No. 23 to this Form N-1A Registration Statement.

(k) Financial Data Schedules for Registrant incorporated by reference as filed with Form N-SAR-B on 10/30/03.

(l) Stock Purchase Letters from Securities Management and Research, Inc. and American National Insurance Company are incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

(m)   1.    Registrant's Distribution and Shareholder Servicing Plan is
            incorporated herein by reference to Exhibit (m) to Post-Effective
            Amendment No. 13 to this Form N-1A Registration Statement.

      2. Registrant's Distribution Plan on behalf of SM&R Alger Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporated herein by reference to Exhibit (m)2. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      3. Registrant's Distribution and Shareholder Servicing Plan on behalf of SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund (collectively referred to as the Series or SM&R Equity Funds) is incorporated herein by reference to Exhibit (m).3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.


(n)   1.    Registrant's Multiple Class Plan is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 13 to this Form N-1A
            Registration Statement.

      2. Registrant's Multiple Class Plan on behalf of SM&R Alger Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (collectively referred to as the SM&R Alger Funds) is incorporated herein by reference to Exhibit (o)2.
            to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

      3. Registrant's Multiple Class Plan on behalf of SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund (individually and collectively, the "Series") is incorporated herein by reference to Exhibit (n)3. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.



(o)   Not Applicable.

(p)   1.a.  Registrant's Revised Code of Ethics is incorporated herein by reference to Exhibit (p)1.a. to Post-Effective Amendment No. 23 to this Form N-1A Registration Statement.

      1.b. Registrant's Codes of Ethics for Senior Officers is incorporated herein by reference to Exhibit (p)1.b. to Post-Effective Amendment No. 23 to this Form N-1A Registration Statement.

      2. Registrant's Sub-Adviser's Code of Ethics (referred to as Alger Code of Ethics) is incorporated herein by reference to Exhibit (p)2. to Post-Effective Amendment No. 19 to this Form N-1A Registration Statement.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      All persons under common control with Registrant are shown on the list attached hereto as Exhibit for Item 24.

ITEM 25.    INDEMNIFICATION.

      The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to this Form N-1A Registration Statement.

Registrant, together with American National Investment Accounts, Inc. ("ANIA"), has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the ANIA fund held on May 22, 2003, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1401 H Street, NW, Washington, DC 20005. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insureds, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage for each unrealized liability, each claim deductible. The aggregate limit of liability is $5,000.000. The annual premium for 2003 for the SM&R Investments, Inc. is $108,989.

Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. ("SM&R") have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant and American National Investment Accounts, Inc.
("Investment Accounts").   See "The Funds and Management" in Part A and
"MANAGEMENT OF THE COMPANY" and "INVESTMENT ADVISORY AGREEMENT" in Part B. The address of SM&R is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

DIRECTORS AND OFFICERS OF SM&R




R. EUGENE LUCAS
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R
--------------------------------------------------

      Director of American National, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.

MICHAEL W. MCCROSKEY
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER
AND MEMBER OF THE EXECUTIVE COMMITTEE SM&R
--------------------------------------------

      President and Director of the Registrant; President and Director of Investment Accounts; Director, Comprehensive Investment Services, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, American National; Director and President, ANREM Corporation; Director and President, ANTAC Corporation; Assistant Secretary of American National Life Insurance Company of Texas;

all located at One Moody Plaza, Galveston, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas. Vice President of Farm Family Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, N.Y.


G. RICHARD FERDINANDTSEN
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R
--------------------------------------------------

      Director, Senior Executive Vice President and Chief Operating Officer, American National; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive
Investment Services, 2450 South Shore Boulevard, Suite 400, League City,
Texas; Director, Vice Chairman of the Board, American National General
Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific
Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri. Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas. Director and Vice Chairman of the Board of Farm Family Insurance Company, Director and Vice Chairman of the Board, Farm Family Life Insurance Company, Director and Vice Chairman of the Board, United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, N.Y.


RONALD J. WELCH
DIRECTOR OF SM&R
----------------

      Executive Vice President and Chief Actuary of American National; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty Company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND
MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES  OF SM&R
-------------------------------------------------------------

      Assistant Portfolio Manager of Registrant's SM&R Government Bond Fund, SM&R Tax Free Fund; SM&R Primary Fund; SM&R Money Market Fund; SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund; Assistant Portfolio Manager of the Investment Accounts' American National Government Bond, High Yield Bond, Money Market, Growth, Equity Income & Balanced Portfolios; Director and President, Comprehensive Investment Services. Each of the foregoing entities is located at 2450 South Shore Boulevard, Suite 400, League City, Texas. Vice President of Stocks for American National, One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League

City, Texas; Vice President of Investments, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Farm Family Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, N.Y. Former Director of Equity Strategy Research and Trading for C&S/Sovran Bank (now NationsBank) Atlanta, Georgia.


DAVID A. BEHRENS
DIRECTOR OF SM&R
----------------

      Director of SM&R, 2450 South Shore Boulevard, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.

RONALD C. PRICE
VICE PRESIDENT OF SM&R
----------------------

      Vice President, Chief Life Marketing Officer, Multiple Line Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Former Senior Vice President of Sales for Quester IT, West Des Moines, IA; Former President and Vice President of Berthel, Fisher & Company Financial Services, Inc., Marion, IA.

EMERSON V. UNGER
VICE PRESIDENT OF SM&R
------------------------

     Formerly Vice President of Registrant and Investment Accounts; East Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.


ANDREW R. DUNCAN
VICE PRESIDENT OF SM&R
------------------------------------

      Vice President, Head of Mutual Funds, of SM&R, Portfolio Manager of Registrant and Investment Accounts, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ANNE M. LEMIRE
VICE PRESIDENT OF SM&R
------------------------------------

      Vice President, Head of Fixed Income, of SM&R, Portfolio Manager of Registrant and Investment Accounts, 2450 South Shore Boulevard, Suite 400, League City, Texas.

JOHN S. MAIDLOW
VICE PRESIDENT OF SM&R
------------------------------------

      Vice President, Head of Portfolio Management, of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.


T. BRETT HARRINGTON
VICE-PRESIDENT OF SM&R
------------------------------------

     Formerly Assistant Vice-President and West Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.


BRENDA T. KOELEMAY
VICE PRESIDENT AND TREASURER OF SM&R
------------------------------------

      Vice President and Treasurer of the Registrant and Investment Accounts; Treasurer, Comprehensive Investment Services, each located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON
VICE PRESIDENT AND SECRETARY OF SM&R
------------------------------------

      Vice President and Secretary of the Registrant and Investment Accounts, each located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.    PRINCIPAL UNDERWRITERS.

      (a) SM&R serves as the principal underwriter and investment adviser for the Registrant, the other SM&R Equity Funds, and Investment Accounts. See "The Funds and Management" in Part A.

      (b)

--------------------------------------------------------------------------------
     NAME AND PRINCIPAL      POSITIONS AND OFFICES      POSITIONS AND OFFICES
      BUSINESS ADDRESS         WITH UNDERWRITER            WITH REGISTRANT
--------------------------------------------------------------------------------
 R. Eugene Lucas                     Director                    None
 Moody National Bank Tower
 Galveston, Texas
--------------------------------------------------------------------------------
 Michael W. McCroskey        Director and President,    President and Director
 2450 South Shore Boulevard  Chief Executive Officer
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 G. Richard Ferdinandtsen            Director                    None
 One Moody Plaza
 Galveston, Texas
--------------------------------------------------------------------------------
 Ronald J. Welch                     Director                    None
 One Moody Plaza
 Galveston, Texas
--------------------------------------------------------------------------------
 Gordon D. Dixon              Director, Senior Vice              None
 2450 South Shore Boulevard     President, Chief
 Suite 400                     Investment Officer
 League City, Texas
--------------------------------------------------------------------------------
 David A. Behrens                    Director                    None
 One Moody Plaza
 Galveston, Texas
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Ronald C. Price                 Vice President                 None
 One Moody Plaza
 Galveston, Texas
--------------------------------------------------------------------------------
 Emerson V. Unger                Vice President                 None
 2450 South Shore Boulevard
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 Andrew R. Duncan                Vice President           Portfolio Manager
 2450 South Shore Boulevard
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 Anne M. LeMire                  Vice President           Portfolio Manager
 2450 South Shore Boulevard
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 John S. Maidlow                 Vice President                 None
 2450 South Shore Boulevard
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 Brett Harrington                Vice President                 None
 2450 South Shore Boulevard
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 Brenda T. Koelemay             Vice President and        Vice President and
 2450 South Shore Boulevard         Treasurer                 Treasurer
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------
 Teresa E. Axelson              Vice President and        Vice President and
 2450 South Shore Boulevard         Secretary                 Secretary
 Suite 400
 League City, Texas
--------------------------------------------------------------------------------

      (c)   Not Applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29.    MANAGEMENT SERVICES.

      There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30.    UNDERTAKINGS.

      TEXAS OPTIONAL RETIREMENT PROGRAM. The Fund offers shares as investments for custodial accounts that meet the requirements of Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), in connection with the Texas Optional Retirement Program (the "Program"). Under the Program, a custodial account for each participating employee ("Participant") is established in the name of SM&R. The Program, as interpreted by the Texas Attorney General, imposes certain restrictions on early withdrawals from custodial accounts. Section 22(e) prohibits a registered investment company from suspending a shareholder's right of redemption or postponing payment on redemption of any redeemable security for more than seven days after tender of the security.

      The Staff of the Securities and Exchange Commission took a no-action position under Section 22(e) of the 1940 Act permitting the Government Income Fund and the Primary Fund to offer shares in connection with the Program as contemplated above (See SM&R Capital Funds, pub. avail. Sept. 17, 1992 (the "No-Action Letter")). The Staff took its position based on the Registrant's representation that the Funds and SM&R would comply with conditions set forth in the No-Action Letter. In this regard, each Fund and SM&R has complied with the following provisions of the No-Action Letter:

      (a) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in this Registration Statement on Form N-1A and the applicable Prospectuses included in this Registration Statement.

      (b) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in any sales literature used in connection with the offer of the relevant Fund shares to Participants in connection with the Program.

      (c) The Fund and SM&R instruct salespeople who solicit Participants to purchase Fund shares specifically to bring the restrictions on redemption imposed by the Program to the attention of the potential Participants.

      (d) The Fund and SM&R obtain from each Participant who purchases Fund shares in connection with the Program, prior to or at the time of purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SM&R INVESTMENTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 23 to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused it to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of League City and State of Texas, on the 19th day of December 2003.

                         SM&R INVESTMENTS, INC.

                         By: /s/ Michael W. McCroskey
                            ------------------------------------------
                         Michael W. McCroskey, President

      Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 23 has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND                      PRINCIPAL ACCOUNTING OFFICER:
FINANCIAL OFFICER:

/s/ Michael W. McCroskey                     /s/ Brenda T. Koelemay
-----------------------------------          -----------------------------------
Michael W. McCroskey, President              Brenda T. Koelemay, Treasurer
Date:  December 19, 2003                     Date: December 19, 2003
       ----------------------------                -----------------------------


DIRECTORS


 /s/ Ernest S. Barratt, Ph.D.                Date: December 19, 2003
-----------------------------------                -----------------------------
 *Ernest S. Barratt, Ph.D. by
 Michael W. McCroskey, Power of Attorney





 /s/ Lea McLeod Matthews                     Date: December 19, 2003
-----------------------------------                -----------------------------
 *Lea McLeod Matthews by
 Michael W. McCroskey, Power of Attorney

 /s/ Michael W. McCroskey                    Date: December 19, 2003
-----------------------------------                -----------------------------
 Michael W. McCroskey

 /s/ Ann McLeod Moody                        Date: December 19, 2003
-----------------------------------                -----------------------------
 *Ann McLeod Moody by
 Michael W. McCroskey, Power of Attorney

 /s/ Edwin K. Nolan                          Date: December 19, 2003
-----------------------------------                -----------------------------
 *Edwin K. Nolan by
 Michael W. McCroskey, Power of Attorney

* Pursuant to a power of attorney executed by the Board of Directors dated November 20, 2003 attached as Exhibit(j)2. to Post-Effective Amendment No. 23.

 /s/ Robert V. Shattuck, Jr.                 Date: December 19, 2003
-----------------------------------                -----------------------------
*Robert V. Shattuck, Jr. by
 Michael W. McCroskey, Power of Attorney

 /s/ Donald P. Stevens                       Date: December 19, 2003
-----------------------------------                -----------------------------
*Donald P. Stevens by
 Michael W. McCroskey, Power of Attorney

 /s/ Steven H. Stubbs                        Date: December 19, 2003
-----------------------------------                -----------------------------
*Steven H. Stubbs by
 Michael W. McCroskey, Power of Attorney

 /s/ Jamie G. Williams                       Date: December 19, 2003
-----------------------------------                -----------------------------
*Jamie G. Williams by
 Michael W. McCroskey, Power of Attorney

 /s/ Frank P. Williamson                     Date: December 19, 2003
-----------------------------------                -----------------------------
 *Frank P. Williamson by
 Michael W. McCroskey, Power of Attorney

* Pursuant to a power of attorney executed by the Board of Directors dated November 20, 2003 attached as Exhibit(j)2. to Post-Effective Amendment No. 23.

                                     EXHIBIT INDEX
99.B(i)       Consent and Opinion of Registrant's Counsel, Greer, Herz & Adams,
              L.L.P.

99.B(j)1.     Consent of Tait, Weller and Baker, independent Account of
              Registrant.

99.B(j)2.     Registrant's Power of Attorney

99.B(p)1.a.   Registrant's Revised Code of Ethics

99.B(p)1.b.   Registrant's Code of Ethics for Senior Officers

99.B24        Registrant's Control list